Exhibit 10.2

THIRD AMENDMENT AND RESTATEMENT AGREEMENT dated as of April 9, 2014 (this “Amendment”) to the Second Amended and Restated Credit Agreement (as defined below) among KINDRED HEALTHCARE, INC., a Delaware corporation (the “Borrower”), the other Credit Parties party hereto, the New Term Lenders (as defined below) and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders party thereto (the “Existing Term Lenders”) from time to time and the Administrative Agent are party to that certain Term Loan Credit Agreement dated as of June 1, 2011, as amended by that certain Incremental Amendment No. 1 to the Term Loan Credit Agreement dated as of October 4, 2012 and as further amended and restated by that certain Amendment and Restatement Agreement dated as of May 30, 2013 and the Second Amendment and Restatement Agreement dated August 21, 2013 (as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Second Amended and Restated Credit Agreement”).

B. Pursuant to the Second Amended and Restated Credit Agreement, the Existing Term Lenders have extended term loans (the “Existing Term Loans”) to the Borrower.

C. The Borrower has requested that the Second Amended and Restated Credit Agreement be further amended and restated in the form of the Third Amended and Restated Term Loan Credit Agreement attached hereto as Annex A (the “Third Amended and Restated Credit Agreement”) to, among other things, (i) allow the Borrower to reduce the Applicable Rate (as defined in the Second Amended and Restated Credit Agreement), (ii) allow the Borrower to borrow a new tranche of term loans in an aggregate principal amount of $1,000,000,000 which will mature on April 9, 2021 (the “New Term Loans”) under the Second Amended and Restated Credit Agreement (as amended hereby), the proceeds of which will be used to repay in full all outstanding Existing Term Loans together with accrued and unpaid interest thereon (the “Existing Term Loan Refinancing”), to repay all outstanding indebtedness under the Borrower’s Existing ABL Facility together with accrued and unpaid interest thereon (the “ABL Repayment”), to repay other unsecured indebtedness and to pay fees and expenses related thereto and (iii) amend certain covenants and other provisions of the Second Amended and Restated Credit Agreement as more fully described in Annex A.

D. Pursuant to Section 10.02 of the Second Amended and Restated Credit Agreement, the consent of each of the Borrower, the Administrative Agent and the Lenders constituting all the Term Lenders on the Third Amendment and Restatement Effective Date (as defined below) after giving effect to this Amendment is required to effect this Amendment and the amendments set forth herein and in the Third Amended and Restated Credit Agreement.

E. Subject to the terms and conditions set forth herein, on the Third Amendment and Restatement Effective Date (as defined below), each Lender delivering an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time, on March 25, 2014 (each a “New Term Lender”) has (i)(x) agreed to provide New Term Loans in the amount set forth on its signature page hereto or (y) to convert all of its Existing Term Loans in such principal amount into New Term Loans (any such conversion, a “New Term Conversion”), (ii) consented to this Amendment and agreed to the amendments set forth herein and in the Third Amended and Restated Credit Agreement, which shall become effective upon satisfaction of the conditions to effectiveness set forth below and (iii) consented and approved each Financing Document and each other document required to be delivered or approved pursuant to this Amendment and the Third Amended and Restated Credit Agreement.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Administrative Agent and each New Term Lender hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Third Amended and Restated Credit Agreement. The rules of construction specified in Section 1.03 of the Third Amended and Restated Credit Agreement also apply to this Amendment mutatis mutandis.

SECTION 2. New Term Commitments.

(a) Subject to the terms and conditions set forth herein, on the Third Amendment and Restatement Effective Date:

(i) JPMorgan Chase Bank, N.A., in its capacity as the initial fronting New Term Lender (the “Fronting New Term Lender”), agrees to fund New Term Loans in the amount set forth on Schedule 2.01 to the Third Amended and Restated Credit Agreement; and

(ii) each Existing Term Lender that has given the Administrative Agent at least three (3) Business Days’ notice of its desire to become a New Term Lender by means of a New Term Conversion (each a “Converting New Term Lender”), agrees to convert all of its Existing Term Loans into New Term Loans (not exceeding the principal amount of such Converting New Term Lender’s Existing Term Loans immediately prior to the effectiveness of this Amendment). Each party hereto acknowledges and agrees that notwithstanding any such New Term Conversion, each such Converting New Term Lender shall be entitled to receive payment on the Third Amendment and Restatement Effective Date of the unpaid fees and interest accrued to such date, with respect to all of its Existing Term Loans.

(b) Each New Term Lender, by delivering its signature page to this Amendment and funding, or converting its Existing Term Loans into, New Term Loans on the Third Amendment and Restatement Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Financing Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders on the Third Amendment and Restatement Effective Date. The commitments of the New Term Lenders are several, and no New Term Lender shall be responsible for any other New Term Lender’s failure to make New Term Loans.

SECTION 3. Repayment of Existing Term Loans.

(a) The Existing Term Loans of each Existing Term Lender (including any Converting New Term Lender) shall, immediately upon the Third Amendment and Restatement Effective Date, be deemed repaid in full (together with any unpaid fees and interest accrued thereon (including, with respect to Existing Term Lenders that are not Converting New Term Lenders, funding losses payable to pursuant to Section 2.13 of the Second Amended and Restated Credit Agreement)) with the making of the New Term Loans and other funds available to the Borrower. The repayment of the Existing Term Loans does not constitute a novation or release of the existing Mortgages, and the indebtedness consisting of the Secured Obligations under the existing Mortgages, as amended pursuant to the Mortgage Amendments, shall continue without being repaid or discharged in whole or in part notwithstanding such Mortgage Amendments.

(b) Each New Term Lender party hereto waives, (i) any right to compensation for losses, expenses or liabilities incurred by such New Term Lender to which it may otherwise be entitled pursuant to Section 2.13 of the Second Amended and Restated Credit Agreement in respect of the transactions contemplated hereby, and (ii) solely in respect of the prepayment of Existing Term Loans and the making of (or conversion into) New Term Loans, as contemplated hereby, compliance with the requirements set forth in (A) Section 2.08(a) of the Second Amended and Restated Credit Agreement that the Borrower give prior notice of a voluntary prepayment of Loans and (B) Section 2.03 of the Second Amended and Restated Credit Agreement that the Borrower deliver a Borrowing Request within the time periods specified therein and with an initial Interest Period contemplated by the definition of the term “Interest Period”.

SECTION 4. Amendment and Restatement of the Second Amended and Restated Credit Agreement. On the Third Amendment and Restatement Effective Date, immediately following the making of the New Term Loans and the prepayment of the Existing Term Loans in full:

(a) the Borrower, the Administrative Agent and the New Term Lenders agree that the Second Amended and Restated Credit Agreement shall be further amended and restated to read in its entirety in the form of the Third Amended and Restated Credit Agreement attached as Annex A hereto;

(b) as used in the Third Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Third Amendment and Restatement Effective Date, mean or refer to the Third Amended and Restated Credit Agreement;

(c) as used in any other Financing Document, all references to the “Credit Agreement” in such Financing Documents shall, unless the context otherwise requires, mean or refer to the Third Amended and Restated Credit Agreement;

(d) for all purposes of the Financing Documents, (i) the New Term Loans shall constitute “Loans” and “Term Loans” and (ii) each New Term Lender shall become a “Term Lender” and a “Lender” (if such New Term Lender is not already a “Term Lender” or “Lender” prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Loan;

(e) all of the Exhibits to the Third Amended and Restated Credit Agreement shall be the same as those applicable to the Original Credit Agreement, except the Third Amended and Restated Credit Agreement shall include additional Exhibits L-R in the respective forms attached hereto as Annex B; and

(f) Except for Schedules 4.01(h) and 5.14(b), which for the avoidance of doubt shall be the same as that attached to the Original Credit Agreement and referenced therein, all of the other Schedules to the Third Amended and Restated Credit Agreement referenced therein and attached hereto as Annex C shall replace all of the Schedules to the Second Amended and Restated Credit Agreement in effect immediately prior to the Third Amendment and Restatement Effective Date.

SECTION 5. Amendment Effectiveness. This Amendment, and the obligation of the New Term Lenders to fund New Term Loans or convert Existing Term Loans into New Term Loans, shall become effective on April 9, 2014 (the “Third Amendment and Restatement Effective Date”), upon the satisfaction of the following conditions:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) each Subsidiary Guarantor, (iii) each New Term Lender and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) Subject to Section 6(b) herein, the Administrative Agent shall have received evidence, including UCC, tax and judgment lien searches from the jurisdiction of formation and jurisdiction of the chief executive office of each Credit Party, that none of the Collateral is subject to any Liens (in each case other than Permitted Liens); provided that title searches and other requirements with respect to each real property encumbered by a Mortgage shall be delivered following the Third Amendment and Restatement Effective Date pursuant to Section 6(b) herein.

(c) The Administrative Agent shall have received a duly executed certificate of an appropriate officer of each Credit Party, certifying (i) that the copies of such Credit Party’s Organizational Documents (x) as previously certified and delivered to the Administrative Agent, remain in full force and effect as of the Third Amendment and Restatement Effective Date without modification or amendment since such original delivery or (y) as certified as of a recent date by the appropriate Governmental Authority of the jurisdiction of such Credit Party’s organization or formation and attached to such officer’s certificate, are true, correct and complete and in full force and effect as of the Third Amendment and Restatement Effective Date, (ii) that the copies of such Credit Party’s resolutions approving and adopting the Financing Documents to which it is party, the transactions contemplated herein, and authorizing the execution and delivery thereof, as attached to such officer’s certificate, are true, correct and complete copies and in full force and effect as of the Third Amendment and Restatement Effective Date and (iii) as to incumbency certificates identifying the officers of such Credit Party that are authorized to execute the Amendment and to execute and act on such Credit Party’s behalf in connection with the Amendment.

(d) Subject to Section 6(c) herein, the Administrative Agent shall have received certificates of good standing or the equivalent (if any) for each Credit Party from such Credit Party’s jurisdiction of organization or formation, in each case certified as of a recent date by the appropriate Governmental Authority.

(e) Immediately before and after giving effect to the borrowing of the New Term Loans, the Existing Term Loan Refinancing, the effectiveness of this Amendment, the ABL Repayment, the effectiveness of the ABL Facility, and the payment of fees and expenses related to the foregoing (the “Third Amendment and Restatement Transactions”) (i) no Event of Default shall have occurred and be continuing and (ii) the representations and warranties (x) of each Credit Party set forth in the Financing Documents and (y) in Section 7 of this Amendment shall be true and correct in all material respects as of the Third Amendment and Restatement Effective Date (it being understood that, to the extent that any such representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)).

(f) The Administrative Agent shall have received customary duly executed opinions of (i) Cleary Gottlieb Steen & Hamilton LLP, (ii) Co-General Counsel and Corporate Secretary of the Borrower and (iii) Richards, Layton & Finger P.A., in each case dated as of the Third

Amendment and Restatement Effective Date and reasonably satisfactory to the Administrative Agent.

(g) The Administrative Agent shall have received a “Life-of-Loan” flood determination notice for each real property encumbered by a Mortgage and if such real property is located in a special flood hazard area, (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and (ii) certificates of insurance evidencing the insurance required by Section 5.03(b) of the Third Amended and Restated Credit Agreement in form and substance satisfactory to the Administrative Agent.

(h) The Administrative Agent shall be reasonably satisfied that on the Third Amendment and Restatement Effective Date (x) the Existing Term Loan Refinancing shall be consummated substantially simultaneously with the funding of the New Term Loans, (y) the ABL Repayment shall have been consummated substantially simultaneously with the funding of the New Term Loans and (z) the ABL Facility has been deemed effective.

(i) The Administrative Agent shall have received a certificate of an appropriate officer of the Borrower certifying that the conditions set forth in Section 5(e) have been satisfied.

(j) The Administrative Agent and the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners shall have received on or prior to the date hereof, in immediately available funds, payment or reimbursement (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment or reimbursement) of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment (including pursuant to a separately agreed engagement letter among the Borrower and the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners), including all reasonable invoiced fees and expenses of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent and the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners, to the extent invoiced at least one (1) Business Day prior to the date hereof.

The Administrative Agent shall notify the Borrower, the New Term Lenders and the other Lenders of the Third Amendment and Restatement Effective Date and such notice shall be conclusive and binding.

SECTION 6. Post-Closing Requirements.

(a) Within ninety (90) days after the Third Amendment and Restatement Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, the Administrative Agent shall have received a completed Perfection Certificate (as defined in the Security Agreement) with respect to each Credit Party (and such Perfection Certificate shall be reasonably satisfactory to the Administrative Agent) dated the Third Amendment and Restatement Effective Date and signed by an executive officer of such Credit Party, together with all attachments contemplated thereby, including copies of the searches received by the Borrower pursuant to Section 5(b).

(b) Within one hundred twenty (120) days after the Third Amendment and Restatement Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, with respect to each real property encumbered by a Mortgage, the Administrative Agent shall have received, with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii) a favorable opinion, addressed to the Administrative Agent and the Secured Parties (as defined in the Security Agreement) covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment (such opinion may take assumptions for any matters addressed in the local counsel opinion originally delivered in connection with the Mortgage);

(iii) a date down endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assure the Administrative Agent as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage (for the avoidance of doubt, for title policies related to real property in Texas, the form T-38 endorsement and a title search shall satisfy this requirement);

(iv) evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above; and

(v) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title policy contemplated in this Section 6(b) and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the title policy contemplated in this Section 6(b).

(c) Within thirty (30) days after the Third Amendment and Restatement Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, the Administrative Agent shall have received a certificate of good standing or equivalent for Central Arizona Home Health Care, Inc., from its jurisdiction of incorporation, certified as of a recent date by the appropriate Governmental Authority.

SECTION 7. Representations and Warranties. By its execution of this Amendment, each Credit Party hereby certifies that:

(a) this Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each Credit Party that is a party hereto and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable debtor relief laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing; and

(b) the execution, delivery and performance of this Amendment and the other documents executed in connection herewith (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (i) have been obtained or made and are in full force and effect, or (ii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any

Applicable Laws with respect to such Credit Party or the Organizational Documents of such Credit Party, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any contractual obligation to which such Credit Party is party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of any Credit Party (other than Permitted Liens).

SECTION 8. Use of Proceeds. The Borrower covenants and agrees that it will use the proceeds of the New Term Loans to consummate the Existing Term Loan Refinancing and the ABL Repayments and to repay other unsecured indebtedness and to pay any fees and expenses relating thereto.

SECTION 9. Acknowledgments. Each Credit Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Financing Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the New Term Loans) under the Collateral Documents and (iii) its grant of Liens on the Collateral to secure the Secured Obligations (including, without limitation, the New Term Loans) pursuant to the Collateral Documents.

SECTION 10. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

SECTION 11. Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Second Amended and Restated Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Financing Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 12. Entire Agreement. This Amendment, the Third Amended and Restated Credit Agreement and the other Financing Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment and the Third Amended and Restated Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Second Amended and Restated Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Second Amended and Restated Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Financing Document to the “Credit Agreement”, whether direct or indirect, shall hereafter be deemed to be a reference to the Third Amended and Restated Credit Agreement and that this Amendment is a “Financing Document”.

SECTION 13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 10.09 AND 10.10 OF THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

SECTION 14. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 15. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 16. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized signatories as of the date first above written.

KINDRED HEALTHCARE, INC., as the Borrower

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and
Treasurer

[Signature Page to Term Loan Third Amendment and Restatement Agreement]

ABERDEEN HOLDINGS, INC.

ABLE HOME HEALTHCARE, INC.

ADVANCED ONCOLOGY SERVICES, INC.

AVERY MANOR NURSING, L.L.C.

BAYBERRY CARE CENTER, L.L.C.

BRAINTREE NURSING, L.L.C.

BWB SUNBELT HOME HEALTH SERVICES, LLC

CALIFORNIA NURSING CENTERS, L.L.C.

CARE CENTER OF ROSSMOOR, L.L.C.

CENTRAL ARIZONA HOME HEALTH CARE, INC.

COMPASS HOSPICE, INC.

COUNTRY ESTATES NURSING, L.L.C.

COURTLAND GARDENS HEALTH CENTER, INC.

FOCUS CARE HEALTH RESOURCES, INC.

FORESTVIEW NURSING, L.L.C.

GBA HOLDING, INC.

GBA WEST, LLC

GODDARD NURSING, L.L.C.

GREENBRAE CARE CENTER, L.L.C.

GREENS NURSING AND ASSISTED LIVING, L.L.C.

HARBORLIGHTS NURSING, L.L.C.

HAVEN HEALTH, LLC

HELIAN ASC OF NORTHRIDGE, INC.

HELIAN HEALTH GROUP, INC.

HHS HEALTHCARE CORP.

HIGHGATE NURSING, L.L.C.

HIGHLANDER NURSING, L.L.C.

HOMECARE HOLDINGS, INC.

HOME HEALTH OF RURAL TEXAS, INC.

HOME HEALTH SERVICES, INC.

HOMESTEAD HEALTH AND REHABILITATION CENTER, L.L.C.

INTEGRACARE HOLDINGS, INC.

INTEGRACARE HOME HEALTH SERVICES, INC.

INTEGRACARE HOSPICE OF ABILENE, LLC

INTEGRACARE INTERMEDIATE HOLDINGS, INC.

INTEGRACARE OF ABILENE, LLC

INTEGRACARE OF ALBANY, LLC

INTEGRACARE OF ATHENS-HOME HEALTH, LLC

INTEGRACARE OF ATHENS-HOSPICE, LLC

INTEGRACARE OF GRANBURY, LLC

INTEGRACARE OF LITTLEFIELD, LLC

INTEGRACARE OF OLNEY HOME HEALTH, LLC

INTEGRACARE OF TEXAS, LLC

INTEGRACARE OF WEST TEXAS-HOME HEALTH, LLC

INTEGRACARE OF WEST TEXAS-HOSPICE, LLC

INTEGRACARE OF WICHITA FALLS, LLC

J. B. THOMAS HOSPITAL, INC.

KAH DEVELOPMENT 1, L.L.C.

KAH DEVELOPMENT 2, L.L.C.

KAH DEVELOPMENT 3, L.L.C

KAH DEVELOPMENT 4, L.L.C.

KAH DEVELOPMENT 5, L.L.C

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KAH DEVELOPMENT 11, L.L.C.

KAH DEVELOPMENT 13, L.L.C

KAH DEVELOPMENT 14, L.L.C

KAH DEVELOPMENT 15, L.L.C

KINDRED BRAINTREE HOSPITAL, L.L.C.

KINDRED DEVELOPMENT 4, L.L.C.

KINDRED DEVELOPMENT 7, L.L.C.

KINDRED DEVELOPMENT 8, L.L.C.

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KINDRED DEVELOPMENT 15, L.L.C.

KINDRED DEVELOPMENT 17, L.L.C.

KINDRED DEVELOPMENT 27, L.L.C.

KINDRED DEVELOPMENT 29, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 3, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 5, L.L.C.

KINDRED HEALTHCARE OPERATING, INC.

KINDRED HEALTHCARE SERVICES, INC.

KINDRED HOSPICE SERVICES, L.L.C.

KINDRED HOSPITAL-PITTSBURGH-NORTH SHORE, L.L.C.

KINDRED HOSPITALS EAST, L.L.C.

KINDRED HOSPITAL PALM BEACH, L.L.C.

KINDRED HOSPITAL-SPRINGFIELD, L.L.C.

KINDRED HOSPITAL-TOLEDO, L.L.C.

KINDRED HOSPITALS WEST, L.L.C.

KINDRED NEVADA, L.L.C.

KINDRED NURSING CENTERS EAST, L.L.C.

KINDRED NURSING CENTERS NORTH, L.L.C.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Term Loan Third Amendment and Restatement Agreement]

KINDRED NURSING CENTERS SOUTH, L.L.C.

KINDRED NURSING CENTERS WEST, L.L.C.

KINDRED REHAB SERVICES, INC.

KINDRED SYSTEMS, INC.

KND DEVELOPMENT 50, L.L.C.

KND DEVELOPMENT 51, L.L.C.

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KND DEVELOPMENT 61, L.L.C.

KND DEVELOPMENT 62, L.L.C.

KND DEVELOPMENT 63, L.L.C.

KND HOSPITAL REAL ESTATE HOLDINGS, L.L.C.

KND REAL ESTATE 1, L.L.C.

KND REAL ESTATE 2, L.L.C.

KND REAL ESTATE 3, L.L.C.

KND REAL ESTATE 4, L.L.C.

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KND REAL ESTATE 38, L.L.C.

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KND REAL ESTATE 41, L.L.C.

KND REAL ESTATE 42, L.L.C.

KND REAL ESTATE 43, L.L.C.

KND REAL ESTATE 44, L.L.C.

KND REAL ESTATE 45, L.L.C.

KND REAL ESTATE 46, L.L.C.

KND REAL ESTATE 47, L.L.C.

KND REAL ESTATE 48, L.L.C.

KND REAL ESTATE 49, L.L.C.

KND REAL ESTATE 50, L.L.C.

KND REAL ESTATE 51, L.L.C.

KND REAL ESTATE HOLDINGS, L.L.C.

KND REHAB REAL ESTATE HOLDINGS, L.L.C.

KND SNF REAL ESTATE HOLDINGS, L.L.C.

LAFAYETTE HEALTH CARE CENTER, INC.

LAUREL LAKE HEALTH AND REHABILITATION, L.L.C.

MAINE ASSISTED LIVING, L.L.C.

MASSACHUSETTS ASSISTED LIVING, L.L.C.

MEADOWS NURSING, L.L.C.

MEDEQUITIES, INC.

MEDICAL HILL REHAB CENTER, L.L.C.

MED-TECH PRIVATE CARE, INC.

MED-TECH SERVICES OF DADE, INC.

MED-TECH SERVICES OF PALM BEACH, INC.

MED-TECH SERVICES OF SOUTH FLORIDA, INC.

MILLS MEDICAL PRACTICES, LLC

NORTH WEST TEXAS HOME HEALTH SERVICES, LLC

NP PLUS, LLC

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Term Loan Third Amendment and Restatement Agreement]

NRP HOLDINGS COMPANY

OUTREACH HEALTH SERVICES OF NORTH TEXAS, LLC

OUTREACH HEALTH SERVICES OF THE PANHANDLE, LLC

PACIFIC COAST CARE CENTER, L.L.C.

PACIFIC WEST HOME CARE, LLC

PALOMAR HEALTH REHABILITATION INSTITUTE, LLC

PALOMAR/KINDRED, LLC

PALOMAR LONG TERM ACUTE CARE PAVILION, LLC

PEOPLEFIRST HOMECARE & HOSPICE OF CALIFORNIA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF COLORADO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF INDIANA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF MASSACHUSETTS, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF OHIO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF UTAH, L.L.C.

PEOPLEFIRST HOMECARE OF COLORADO, L.L.C.

PEOPLEFIRST VIRGINIA, L.L.C.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF HUNTSVILLE, INC.

PERSONACARE OF OHIO, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF WISCONSIN, INC.

PF DEVELOPMENT 5, L.L.C.

PF DEVELOPMENT 6, L.L.C.

PF DEVELOPMENT 7, L.L.C.

PF DEVELOPMENT 8, L.L.C.

PF DEVELOPMENT 9, L.L.C.

PF DEVELOPMENT 10, L.L.C.

PF DEVELOPMENT 15, L.L.C.

PF DEVELOPMENT 16, L.L.C.

PF DEVELOPMENT 17, L.L.C.

PF DEVELOPMENT 18, L.L.C.

PF DEVELOPMENT 19, L.L.C.

PF DEVELOPMENT 20, L.L.C.

PF DEVELOPMENT 21, L.L.C.

PF DEVELOPMENT 22, L.L.C.

PF DEVELOPMENT 23, L.L.C.

PF DEVELOPMENT 26, L.L.C.

PF DEVELOPMENT 27, L.L.C.

PHH ACQUISITION CORP.

PROFESSIONAL HEALTHCARE AT HOME, LLC

PROFESSIONAL HEALTHCARE, LLC

REHABCARE DEVELOPMENT 1, L.L.C.

REHABCARE DEVELOPMENT 2, L.L.C.

REHABCARE DEVELOPMENT 3, L.L.C.

REHABCARE DEVELOPMENT 4, L.L.C.

REHABCARE DEVELOPMENT 5, L.L.C.

REHAB INSURANCE CORPORATION

REHAB STAFFING, L.L.C.

SENIOR HOME CARE, INC.

SHC HOLDING, INC.

SHC REHAB, INC.

SIENA CARE CENTER, L.L.C.

SMITH RANCH CARE CENTER, L.L.C.

SOUTHERN CALIFORNIA SPECIALTY CARE, INC.

SOUTHERN NEVADA HOME HEALTH CARE, INC.

SOUTHERN UTAH HOME HEALTH, INC.

SOUTHERN UTAH HOME OXYGEN & MEDICAL EQUIPMENT, INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA, INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

SYNERGY, INC.

SYNERGY HEALTHCARE GROUP, INC.

SYNERGY HOME CARE-ACADIANA REGION, INC.

SYNERGY HOME CARE-CAPITOL REGION, INC.

SYNERGY HOME CARE-CENTRAL REGION, INC.

SYNERGY HOME CARE-NORTHEASTERN REGION, INC.

SYNERGY HOME CARE-NORTHSHORE REGION, INC

SYNERGY HOME CARE-NORTHWESTERN REGION, INC.

SYNERGY HOME CARE-SOUTHEASTERN REGION, INC.

TEXAS HEALTH MANAGEMENT GROUP, LLC

THC – CHICAGO, INC.

THC – HOUSTON, INC.

THC – NORTH SHORE, INC.

THC – ORANGE COUNTY, INC.

THC – SEATTLE, INC.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Term Loan Third Amendment and Restatement Agreement]

THEREX, INC.

THE THERAPY GROUP, INC.

TOWER HILL NURSING, L.L.C.

TRANSITIONAL HOSPITALS CORPORATION OF INDIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF LOUISIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEVADA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEW MEXICO, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TAMPA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TEXAS, INC.

TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC.

TRINITY HOSPICE OF TEXAS, LLC

TUCKER NURSING CENTER, INC.

VERNON HOME HEALTH CARE AGENCY, LLC

WELLSTREAM HEALTH SERVICES, LLC

WEST TEXAS, LLC

YGNACIO VALLEY CARE CENTER, L.L.C.

FOOTHILL NURSING COMPANY PARTNERSHIP

HILLHAVEN–MSC PARTNERSHIP

KINDRED HOSPITALS LIMITED PARTNERSHIP

KINDRED NURSING CENTERS CENTRAL LIMITED PARTNERSHIP

KINDRED NURSING CENTERS LIMITED PARTNERSHIP

AMERICAN VITALCARE, LLC

CANNON & ASSOCIATES, LLC

CLEAR LAKE REHABILITATION HOSPITAL, L.L.C.

LAFAYETTE SPECIALTY HOSPITAL, L.L.C.

NEW TRIUMPH HEALTHCARE OF TEXAS, LLC

NEW TRIUMPH HEALTHCARE, INC.

NORTHLAND LTACH, LLC

REHABCARE GROUP, INC.

REHABCARE GROUP EAST, INC.

REHABCARE GROUP MANAGEMENT SERVICES, INC.

REHABCARE GROUP OF TEXAS, LLC

REHABCARE GROUP OF CALIFORNIA, LLC

REHABCARE HOSPITAL HOLDINGS, L.L.C.

SALT LAKE PHYSICAL THERAPY ASSOCIATES, INC

SCCI HEALTH SERVICES CORPORATION.

SCCI HOSPITAL – EASTON, INC.

SCCI HOSPITAL – EL PASO, INC.

SCCI HOSPITAL – MANSFIELD, INC.

SCCI HOSPITAL VENTURES, INC.

SCCI HOSPITALS OF AMERICA, INC.

SYMPHONY HEALTH SERVICES, LLC

TRIUMPH HEALTHCARE HOLDINGS, INC.

TRIUMPH HEALTHCARE SECOND HOLDINGS, LLC

TRIUMPH HEALTHCARE THIRD HOLDINGS, LLC

TRIUMPH HOSPITAL NORTHWEST INDIANA, INC.

TRIUMPH REHABILITATION HOSPITAL NORTHERN INDIANA, LLC

TRIUMPH REHABILITATION HOSPITAL OF NORTHEAST HOUSTON, LLC

TULSA SPECIALTY HOSPITAL L.L.C.

VTA MANAGEMENT SERVICES, LLC

VTA STAFFING SERVICES, LLC

NEW TRIUMPH HEALTHCARE, LLP

REHABCARE GROUP OF AMARILLO, LP

REHABCARE GROUP OF ARLINGTON, LP

TRIUMPH HOSPITAL OF EAST HOUSTON, L.P.

TRIUMPH HOSPITAL OF NORTH HOUSTON, L.P.

TRIUMPH SOUTHWEST, L.P.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Term Loan Third Amendment and Restatement Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent and Fronting New Term Lender

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[Signature Page to Term Loan Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

ACA CLO 2007-1 LTD, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

APIDOS CDO V, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

APIDOS CLO IX, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

APIDOS CLO X, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

APIDOS CLO XI, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

APIDOS CLO XII, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

APIDOS CLO XIV, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

APIDOS CLO XV, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

APIDOS CLO XVI, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

SAN GABRIEL CLO I LTD, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

SHASTA CLO I LTD, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

SIERRA CLO II LTD, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Oscar K. Anderson
Name: Oscar K. Anderson
Title: MD/PM

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

JMP Credit Advisors CLO I LTD,
as a Lender (type name of the legal entity)

By:	/s/ Ronald J. Banks
Name: Ronald J. Banks
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

OCEAN TRAILS CLO II,
as a Lender (type name of the legal entity)

By:	West Gate Horizons Advisors LLC,
as Investment Manager

By:	/s/ Helen Rhee
Name: Helen Rhee
Title: Senior Analyst

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Crown Point CLO Ltd.,
as a Lender (type name of the legal entity)

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo
Title: Sr. Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

BOWERY FUNDING ULC.,
as a Lender (type name of the legal entity)

By:	/s/ Arlene Arellano
Name: Arlene Arellano
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

VENTURE XV CLO, Limited.,
as a Lender (type name of the legal entity)

By: its investment advisor MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

LANDMARK IX CDO LTD.,
as a Lender (type name of the legal entity)

By: Landmark Funds LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Cathedral Lake CLO 2013, Ltd.,
as a Lender (type name of the legal entity)

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

BNP Paribas Flexi III Senior Secured Bank Leon Fund Magliano,
as a Lender (type name of the legal entity)

By:	/s/ Dennis Tian
Name: Dennis Tian
Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Javier Peres Diaz
Name: Javier Peres Diaz
Title: Portfolio Manager

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Global Credit Return Fund N.V. in relation to the Series 2009-01 Notes, as a Lender (type name of the legal entity)

By:	/s/ Dennis Tian
Name: Dennis Tian
Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Javier Peres Diaz
Name: Javier Peres Diaz
Title: Portfolio Manager

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Wells Fargo Principal Investments, LLC,
as a Lender (type name of the legal entity)

By:	/s/ Jeff Nikora
Name: Jeff Nikora
Title: Executive Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

JPMORGAN CHASE BANK, N.A.,
as a Lender (type name of the legal entity)

By:	/s/ Jennifer A Thompson
Name: Jennifer A Thompson
Title: Associate

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

WhiteHorse VI, Ltd.,
as a Lender (type name of the legal entity)

By: H.I.G. WhiteHorse Capital, LLC
Title: Collateral Manager

By:	/s/ Ethan Underwood
Name: Ethan Underwood
Title: Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

CFIP CLO 2013-1, Ltd.,
as a Lender (type name of the legal entity)

By: Chicago Fundamental Investment Partners, LLC as Collateral Manager

By:	/s/ Steven J. Novatney
Name: Steven J. Novatney
Title: General Counsel & CCO

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

CFIP CLO 2014-1, Ltd.,
as a Lender (type name of the legal entity)

By: Chicago Fundamental Investment Partners, LLC as Collateral Manager

By:	/s/ Steven J. Novatney
Name: Steven J. Novatney
Title: General Counsel & CCO

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Lender

By:	/s/ David C. Wager
PPM America, Inc., as sub-adviser
Name: David C Wagner
Title: Managing Director

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

PPM GRAYHAWK CLO, LTD.,
as a Lender

By:	/s/ David C. Wager
PPM America, Inc., as Collateral Manager
Name: David C Wagner
Title: Managing Director

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

BMO Floating Rate Income Fund,
as a Lender

By:	/s/ Daniel Brennand
Name: Daniel Brennand
Title: Vice President, Monegy, Inc. (Fund Manager)

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Oppenheimer Master Loan Fund, LLC,
as a Lender

Brown Brother Harriman & Co. acting as agent for
OppenheimerFunds, Inc.

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Title: Manager

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Verleria King-Jones
Name: Verleria King-Jones
Title: Its Duly Authorized Signatory

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Oppenheimer Senior Floating Rate Fund,
as a Lender

Brown Brother Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Title: Manager

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Oppenheimer Senior Floating Rate Plus Fund,
as a Lender

Brown Brother Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Title: Manager

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

BATTALION CLO 2007-I, LTD.,
as a Lender (type name of the legal entity)

By: Brigade Capital Management LLC As Collateral Manager

By:	/s/ James Keogh
Name: James Keogh
Title: Bank Debt Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

BATTALION CLO III LTD.,
as a Lender (type name of the legal entity)

By: Brigade Capital Management LLC As Collateral Manager

By:	/s/ James Keogh
Name: James Keogh
Title: Bank Debt Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

BATTALION CLO IV, LTD.,
as a Lender (type name of the legal entity)

By: Brigade Capital Management LLC As Collateral Manager

By:	/s/ James Keogh
Name: James Keogh
Title: Bank Debt Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

West CLO 2012-1 Ltd.,
as a Lender (type name of the legal entity)

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

West CLO 2013-1 Ltd.,
as a Lender (type name of the legal entity)

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Analyst

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Bridgeport CLO II Ltd.,
as a Lender (type name of the legal entity)

By:	Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

CIFC Funding 2007-II, Ltd.,
as a Lender (type name of the legal entity)

By:	CIFC Asset Management LLC, its Collateral
Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

CIFC Funding 2007-III, Ltd.,
as a Lender (type name of the legal entity)

By:	CIFC Asset Management LLC, its Collateral
Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

CIFC Funding 2012-II, Ltd.,
as a Lender (type name of the legal entity)

By:	CIFC Asset Management LLC, its Collateral
Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

ColumbusNova CLO IV, Ltd. 2007-II.,
as a Lender (type name of the legal entity)

By:	Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Primus CLO II, Ltd.,
as a Lender (type name of the legal entity)

By:	CypressTree Investment Management, LLC, its
Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Schiller Park CLO Ltd.,
as a Lender (type name of the legal entity)

By:	Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

ALM VI, Ltd.,
as a Lender (type name of the legal entity)

By:	Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

ALM VIII, Ltd.,
as a Lender (type name of the legal entity)

By:	Apollo Credit Management (CLO), LLC, as
Portfolio Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

APOLLO AF LOAN TRUST 2012,
as a Lender (type name of the legal entity)

By:	Apollo Credit Management (Senior Loans) II,
LLC, as Portfolio Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

CORNERSTONE CLO LTD.,
as a Lender (type name of the legal entity)

By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Falcon Senior Loan Fund Ltd.,
as a Lender (type name of the legal entity)

By:	Apollo Fund Management LLC As Its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

RAMPART CLO 2006-1 LTD.,
as a Lender (type name of the legal entity)

By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Rampart CLO 2007 Ltd.,
as a Lender (type name of the legal entity)

By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

STONE TOWER CLO VI LTD.,
as a Lender (type name of the legal entity)

By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

STONE TOWER CLO VII LTD.,
as a Lender (type name of the legal entity)

By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

BlueMountain CLO II, LTD,
as a Lender (type name of the legal entity)

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its Collateral Manager

By:	/s/ David Finn
Name: David Finn
Title: Operations Analyst

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

BlueMountain CLO III, LTD,
as a Lender (type name of the legal entity)

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its Collateral Manager

By:	/s/ David Finn
Name: David Finn
Title: Operations Analyst

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Pacifica CDO VI LTD,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Prospero CLO II B.V.,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

The Dreyfus/Laurel Funds, Inc. – Dreyfus Floating Rate Income Fund,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

US Bank Loan Fund (M) Master Trust,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Veritas CLO II, LTD,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Westwood CDO II LTD,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

ACIS CLO 2013-1 LTD.,
as a Lender (type name of the legal entity)

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

ACIS CLO 2013-2 LTD,
as a Lender (type name of the legal entity)

By:	Acis Capital Management, L.P., its Portfolio Manager
By:	Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Brentwood CLO, Ltd.,
as a Lender (type name of the legal entity)

By:	Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Eastland CLO, Ltd.,
as a Lender (type name of the legal entity)

By:	Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Grayson CLO, Ltd.
as a Lender (type name of the legal entity)

By:	Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Greenbriar CLO, LTD.,
as a Lender (type name of the legal entity)

By:	Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Highland Loan Master Fund, L.P.,
as a Lender (type name of the legal entity)

By:	Highland Capital Loan GP, LLC, its general partner
By:	Highland Capital Management, L.P., its sole member
By:	Strand Advisors Inc., its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Longhorn Credit Funding, LLC,
as a Lender (type name of the legal entity)

By:	Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Rockwall CDO II Ltd.
as a Lender (type name of the legal entity)

By:	Highland Capital Management, L.P.; As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Rockwall CDO LTD,
as a Lender (type name of the legal entity)

By:	Highland Capital Management, L.P.; As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Stratford CLO, Ltd.,
as a Lender (type name of the legal entity)

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Westchester CLO, Ltd.,
as a Lender (type name of the legal entity)

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

VENTURE XII CLO, Limited,
as a Lender (type name of the legal entity)

By:	its investment advisor MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

VENTURE XIII CLO, Limited,
as a Lender (type name of the legal entity)

By:	its Investment Advisor MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Venture XI CLO, Limited,
as a Lender (type name of the legal entity)

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

ACE American Insurance Company,
as a Lender (type name of the legal entity)

By:	T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

T. Rowe Price Floating Rate Fund, Inc.,
as a Lender (type name of the legal entity)

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

T. Rowe Price Floating Rate
Multi-Sector Account Portfolio, as a Lender (type name of the legal entity)

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

T. Rowe Price Institutional Floating
Rate Fund, as a Lender (type name of the legal entity)

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Emerson Place CLO, Ltd.,
as a Lender (type name of the legal entity)

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Longfellow Place CLO, Ltd.,
as a Lender (type name of the legal entity)

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Stichting Pensioenfonds Medische
Specialisten, as a Lender (type name of the legal entity)

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Stichting Pensioenfonds voor Huisartsen,
as a Lender (type name of the legal entity)

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Ascension Alpha Fund, LLC,
as a Lender (type name of the legal entity)

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Ascension Health Master Pension Trust,
as a Lender (type name of the legal entity)

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Met Investors Series Trust - Pioneer
Strategic Income Portfolio, as a Lender (type name of the legal entity)

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Metropolitan Water Reclamation District
Retirement Fund, as a Lender (type name of the legal entity)

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Pioneer Diversified High Income Trust,
as a Lender (type name of the legal entity)

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Pioneer Dynamic Credit Fund,
as a Lender (type name of the legal entity)

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Pioneer Floating Rate Fund,
as a Lender (type name of the legal entity)

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Pioneer Floating Rate Trust,
as a Lender (type name of the legal entity)

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Pioneer Institutional Multi-Sector Fixed Income Portfolio,
as a Lender (type name of the legal entity)

By:	Pioneer Institutional Asset Management, Inc., as its advisor

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Pioneer Multi-Asset Ultrashort Income Fund,
as a Lender (type name of the legal entity)

By:	Pioneer Investment Management, Inc., as its advisor

By:	/s/ Maggie Begley
Name: Maggie Bagley
Title: Vice President and Associate General Counsel

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Pioneer Multi-Sector Fixed Income Trust,
as a Lender (type name of the legal entity)

By:	Pioneer Institutional Asset Management, Inc., as its advisor

By:	/s/ Maggie Begley
Name: Maggie Bagley
Title: Vice President and Associate General Counsel

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Pioneer Strategic Income Fund,
as a Lender (type name of the legal entity)

By:	Pioneer Investment Management, Inc., as its advisor

By:	/s/ Maggie Begley
Name: Maggie Bagley
Title: Vice President and Associate General Counsel

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

LightPoint CLO VII, Ltd.,
as a Lender (type name of the legal entity)

By:	Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Dolan
Name: Colin Dolan
Title: Authorized Signatory

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

NB Global Floating Rate Income Fund Limited
as a Lender (type name of the legal entity)

By:	/s/ Colin Dolan
Name: Colin Dolan
Title: Authorized Signatory

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Neuberger Berman – Floating Rate Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Colin Dolan
Name: Colin Dolan
Title: Authorized Signatory

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Neuberger Berman CLO XIII, Ltd.
as a Lender (type name of the legal entity)

By:	/s/ Colin Dolan
Name: Colin Dolan
Title: Authorized Signatory

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Neuberger Berman CLO XIV, Ltd.
as a Lender (type name of the legal entity)

By:	/s/ Colin Dolan
Name: Colin Dolan
Title: Authorized Signatory

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Neuberger Berman CLO XV, Ltd.
as a Lender (type name of the legal entity)

By:	/s/ Colin Dolan
Name: Colin Dolan
Title: Authorized Signatory

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Neuberger Berman CLO XVI, Ltd.
as a Lender (type name of the legal entity)

By:	/s/ Colin Dolan
Name: Colin Dolan
Title: Authorized Signatory

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Neuberger Berman Investment Funds II Plc
as a Lender (type name of the legal entity)

By:	/s/ Colin Dolan
Name: Colin Dolan
Title: Authorized Signatory

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

AXA IM Paris SA for and on behalf of Matignon Leveraged Loans Limited, as a Lender (type name of the legal entity)

By:	/s/ I. Schultz
Name: Isa Schultz
Title: Senior Analyst

[If a second signature is necessary:

By:	/s/ Yamish le Seriger
Name: Yamish le Seriger
Title: senior P.M.

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

AXA IM Paris SA for and on behalf of Matignon Derivatives Loans, as a Lender (type name of the legal entity)

By:	/s/ I. Schultz
Name: Isa Schultz
Title: Senior Analyst

[If a second signature is necessary:

By:	/s/ Yamish le Seriger
Name: Yamish le Seriger
Title: senior P.M.

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

AXA IM Paris SA for and on behalf of AXA IM European Loan Limited, as a Lender (type name of the legal entity)

By:	/s/ I. Schultz
Name: Isa Schultz
Title: Senior Analyst

[If a second signature is necessary:

By:	/s/ Yamish le Seriger
Name: Yamish le Seriger
Title: senior P.M.

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Dryden 30 Senior Loan Fund, as a Lender,
as a Lender (type name of the legal entity)

By:	Prudential Investment, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Dryden XXVI Senior Loan Fund, as a Lender,
as a Lender (type name of the legal entity)

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Dryden XXIV Senior Loan Fund, as a Lender,
as a Lender (type name of the legal entity)

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Dryden XXV Senior Loan Fund, as a Lender,
as a Lender (type name of the legal entity)

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally (i) approves the Amendment and the certain amendments set forth therein and (ii) consents to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners) into a New Term Loan in a like principal amount and to consent to the Amendment as a Converting New Term Lender.

Dryden XXVIII Senior Loan Fund, as a Lender,
as a Lender (type name of the legal entity)

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature Page to Kindred Term Third Amendment and Restatement Agreement]

ANNEX A

Third Amended and Restated Credit Agreement

Annex A

ANNEX A

THIRD AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

dated as of June 1, 2011

as amended and restated as of May 30, 2013 and August 21, 2013 as further amended and restated as of April 9, 2014

among

KINDRED HEALTHCARE, INC.

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Collateral Agent

J.P. MORGAN SECURITIES LLC

CITIGROUP GLOBAL MARKETS INC.

BARCLAYS BANK, PLC

MORGAN STANLEY SENIOR FUNDING, INC.

and

GE CAPITAL MARKETS, INC.,

as Third Amendment and Restatement Joint Lead Arrangers and Bookrunners

CITIBANK, N.A.

BARCLAYS BANK, PLC

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Co-Syndication Agents

MORGAN STANLEY SENIOR FUNDING, INC.

and

GENERAL ELECTRIC CAPITAL CORPORATION,

as Co-Documentation Agents

-i-

-ii-

-iii-

		Page
Section 10.16.	Application of Proceeds under Mortgages	108
Section 10.17.	ABL Intercreditor Agreement	108

-iv-

SCHEDULES:

Schedule 1.01A	–	[Reserved]
Schedule 1.01B	–	Restricted Subsidiaries, Unrestricted Subsidiaries and Excluded Partnerships
Schedule 1.01C	–	Existing Affiliate Agreements
Schedule 1.01D	–	Initial Master Lease Properties
Schedule 1.01E	–	[Reserved]
Schedule 1.01F	–	Initial Owned Real Properties
Schedule 1.01G	–	Existing Investments
Schedule 1.01H	–	Specified Properties
Schedule 1.01I	–	[Reserved]
Schedule 1.01J	–	Specified Joint Ventures
Schedule 2.01	–	Commitments
Schedule 3.13	–	Existing Instruments
Schedule 3.16	–	Real Property Information
Schedule 4.01(h)	–	Consents
Schedule 5.14(b)	–	Additional Post-Closing Obligations
Schedule 7.01	–	Existing Indebtedness
Schedule 7.02	–	Existing Liens
Schedule 7.03(d)	–	Scheduled Asset Sales

EXHIBITS:

Exhibit A	–	Form of Assignment and Assumption
Exhibit B.1	–	Form of Opinion of the Senior Vice President of Corporate Legal Affairs of the Borrower
Exhibit B.2	–	Form of Opinion of the Senior Vice President and General Counsel of RehabCare Group, Inc.
Exhibit B.3	–	Form of Opinion of Cleary Gottlieb Steen & Hamilton LLP, special counsel for the Borrower
Exhibit B.4	–	Form of Opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Borrower
Exhibit C	–	Form of Security Agreement
Exhibit D	–	Form of Term Note
Exhibit E	–	Form of ABL Intercreditor Agreement
Exhibit F	–	Form of First Lien Intercreditor Agreement
Exhibit G	–	Form of Second Lien Intercreditor Agreement
Exhibit H	–	Form of Intercompany Promissory Note
Exhibit I	–	Form of Intercompany Note Subordination Provisions
Exhibit J	–	Form of United States Tax Compliance Certificate
Exhibit K	–	Form of Solvency Certificate
Exhibit L	–	Form of Discount Range Prepayment Notice
Exhibit M	–	Form of Discount Range Prepayment Offer
Exhibit N	–	Form of Solicited Discounted Prepayment Notice
Exhibit O	–	Form of Acceptance and Prepayment Notice
Exhibit P	–	Form of Specified Discount Prepayment Notice
Exhibit Q	–	Form of Solicited Discounted Prepayment Offer
Exhibit R	–	Form of Specified Discount Prepayment Response

-v-

THIS THIRD AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT dated as of June 1, 2011, as amended and restated as of May 30, 2013 and August 21, 2013 and as further amended and restated as of April 9, 2014 (as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”) among KINDRED HEALTHCARE, INC., the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, CITIBANK, N.A., BARCLAYS BANK, PLC and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Syndication Agents, and MORGAN STANLEY SENIOR FUNDING, INC. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

WHEREAS, this Agreement is effective pursuant to the Third Amendment and Restatement Agreement to which this Agreement is attached as Annex A;

WHEREAS, the Borrower has requested that the Lenders make available a term loan credit facility in an aggregate principal amount of $1,000,000,000, the proceeds of which will be used on the Third Amendment and Restatement Effective Date to fund in part the repayment in full of all Existing Term Loans outstanding under the Second Amended and Restated Credit Agreement, together with fees and unpaid interest thereon, and to pay fees and expenses in connection with the foregoing (the “Existing Term Loan Refinancing”);

WHEREAS, the Obligations of the Borrower under the foregoing credit facility are to be (a) secured by substantially all the Borrower’s assets and (b) guaranteed by the Borrower’s Subsidiary Guarantors, and each of such Guarantees is to be secured by substantially all the assets of the relevant Guarantor; and

WHEREAS, the Lenders are willing to extend the credit facility referred to herein to the Borrower on the terms and conditions provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Collateral Agent” means the collateral agent under the ABL Facility.

“ABL Facility” means that certain revolving ABL Credit Agreement dated as of the Closing Date (the “Original ABL Facility”), as amended and restated by that Amendment and Restatement Agreement dated as of the August 21, 2013, as further amended and restated by that certain Second Amendment and Restatement Agreement dated as of the Third Amendment and Restatement Effective Date among the Borrower, as borrower, JPMorgan Chase Bank, N.A, as administrative agent and issuing bank, the lenders party thereto and the other agents, arrangers and bookrunners identified therein, as amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time.

“ABL Intercreditor Agreement” means the Intercreditor Agreement substantially in the form of Exhibit E, as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

“ABL Loans” means loans made and incurred from time to time under the ABL Facility.

“ABL Obligations” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Discount” has the meaning specified in Section 2.08(a)(ii)(D)(2).

“Acceptable Prepayment Amount” has the meaning specified in Section 2.08(a)(ii)(D)(3).

“Acceptance and Prepayment Notice” means a notice of the Borrower’s acceptance of the Acceptable Discount in substantially the form of Exhibit O.

“Acceptance Date” has the meaning specified in Section 2.08(a)(ii)(D)(2).

“Account” has the meaning set forth in Section 1 of the Security Agreement.

“Acquisition” means (i) any Investment by the Borrower or any of its Restricted Subsidiaries in a Person whereby such Person becomes a Restricted Subsidiary of the Borrower or whereby such Person is merged with and into the Borrower or a Restricted Subsidiary or (ii) an acquisition by the Borrower or any of its Restricted Subsidiaries of the property and assets of any Person (other than any then-existing Restricted Subsidiary) that constitutes substantially all of the assets of such Person, or any division, line of business, Healthcare Facility or other business unit of such Person.

“Additional Encumbrance Letter” means one or more letter agreements that may be entered into after the Closing Date among the Borrower, JPMorgan Chase Bank, N.A., as Agent, and First American Title Insurance Company.

“Additional Lender” has the meaning set forth in Section 2.18(c) hereof.

“Adjusted Consolidated Net Income” means, for any period, Consolidated Net Income for such period, adjusted to exclude therefrom, without duplication (x) gains or losses from Asset Sales net of related tax effects, (y) any after-tax effect of income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations pursuant to Financial Accounting Standards Board Accounting Standards Codification 205-20 and (z) any non-cash impairment charge or asset-write off effected after December 31, 2013 in connection with the Third Amendment and Restatement Effective Date Transactions or any Acquisition or Investment pursuant to Financial Accounting Standards Board Accounting Standards Codification 350, 360 or 805, as applicable.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate. In the event that such rate is not available at such time for any reason, then the “Adjusted LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $25,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. Notwithstanding the foregoing, in no event shall the Adjusted LIBO Rate be less than 1.00%.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders under the Financing Documents.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” means JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent and/or Collateral Agent for the Lenders under the Financing Documents, as the context may require.

“Agreement” has the meaning set forth in the introductory paragraph hereto.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.0% and (iii) the Adjusted LIBO Rate for an Interest Period of one month beginning on such date (or if such date is not a Business Day, the immediately preceding Business Day) plus 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Amendment and Restatement Agreement” means that certain Amendment and Restatement Agreement, dated as of May 30, 2013, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment and Restatement Lead Arranger and Bookrunner” means J.P. Morgan Securities LLC, in its capacity as lead arranger and bookrunner in connection with the Amendment and Restatement Agreement.

“Amendment and Restatement Date” means May 30, 2013.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption (other than healthcare laws applicable to the Borrower and its Subsidiaries such as the Stark laws and anti-kickback laws).

“Applicable Discount” has the meaning specified in Section 2.08(a)(ii)(C)(3).

“Applicable ECF Percentage” means, for any Fiscal Year, (a) 50% if the Total Leverage Ratio as of the last day of the applicable Excess Cash Flow Period is greater than 4.25:1.00, (b) 25% if the Total Leverage Ratio as of the last day of the applicable Excess Cash Flow Period is less than or equal to 4.25:1.00 and greater than 3.50:1.00 and (c) 0% if the Total Leverage Ratio as of the last day of the applicable Excess Cash Flow Period is less than or equal to 3.50:1.00. Notwithstanding the foregoing, the Applicable ECF Percentage shall be 50% during any period in which there exists and is continuing an Event of Default.

“Applicable Laws” means all applicable provisions of constitutions, statutes, laws, rules, treaties, regulations and orders of all Governmental Authorities and all applicable orders, rules and decrees of courts and arbitrators.

“Applicable Rate” means a percentage per annum equal to (A) for LIBO Rate Loans, 3.00% and (B) for ABR Loans, 2.00%.

“Approved Fund” has the meaning assigned to such term in Section 10.04.

“Asset Sale” means any sale, lease or other transfer (including any such transaction effected by way of merger or consolidation) of any asset by the Borrower or any Restricted Subsidiary, including, without limitation, any Sale and Leaseback Transaction, whether or not involving a Capital Lease, and any sale or issuance of the Equity Interests of any Restricted Subsidiary, but excluding (i) any sale or other transfer of inventory, cash, cash equivalents and other cash management investments and obsolete, unused or unnecessary equipment, in each case in the ordinary course of business, (ii) any leases, subleases, licenses or sublicenses, in each case in the ordinary course of business, (iii) any transfer of assets by the Borrower to any Restricted Subsidiary or by any Restricted Subsidiary to the Borrower or another Restricted Subsidiary, (iv) the sale or issuance by the Borrower or any Restricted Subsidiary of any Equity Interests of any Restricted Subsidiary to the Borrower or any Restricted Subsidiary, (v) any transfer of assets or related series of transfers of assets involving Cash Proceeds of (or non-cash consideration with a fair value of) less than $5,000,000, (vi) with respect to a lease of any property (including any Master Lease Property), surrender to or repossession by the lessor of such property, or the termination or expiration of the lease relating to such property, (vii) a Sale and Leaseback Transaction permitted under Section 7.11, (viii) an unwinding of any Interest Rate Agreement, (ix) a sale, transfer or other disposition of any asset to the extent such asset is exchanged for credit against the purchase price of such similar replacement asset or the proceeds therefrom are promptly applied to the purchase price of such replacement property, (x) a sale, transfer or other disposition of Investments in joint ventures (including any Minority-Owned Affiliates) to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture agreements or similar binding arrangements, (xi) a transfer or disposition of assets subject to a Casualty Event and (xii) a transfer or other disposition of assets constituting a Restricted Payment or an Investment permitted under Section 7.07 or 7.08, respectively.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Agent, in the form of Exhibit A or any other form approved by the Agent.

“Attributable Indebtedness” means, in respect of a Sale and Leaseback Transaction, the present value, discounted at the interest rate implicit in the Sale and Leaseback Transaction, of the total obligations of the lessee for rental payments during the remaining term of the lease in the Sale and Leaseback Transaction.

“Available Amount” means, at any date, the sum of (a) other than to the extent used to make a Restricted Payment pursuant to Section 7.07(a)(v), the aggregate amount of Net Cash Proceeds of any issuances of Qualified Equity Interests of the Borrower received by the Borrower since January 1, 2014 (excluding, for the avoidance of doubt, any Net Cash Proceeds received by the Borrower from the issuance of its Qualified Equity Interests in connection with the Acquisition) plus (b) 50% of Cumulative Adjusted Consolidated Net Income (or, if such Cumulative Adjusted Consolidated Net Income shall be a loss, 100% of such loss) plus (c) to the extent not already included in the preceding clause (b), the aggregate amount of all cash repayments of principal received by the Borrower or any Restricted Subsidiary since January 1, 2014 from any Minority-Owned Affiliates or Unrestricted Subsidiaries in respect of loans made by the Borrower or any Restricted Subsidiary to Minority-Owned Affiliates or Unrestricted Subsidiaries to the extent made by using the Available Amount, plus (d) to the extent not already included in the preceding clause (b), the aggregate amount of all net cash proceeds received by the Borrower or any Restricted Subsidiary since January 1, 2014 in connection with the sale, transfer or other disposition of its ownership interest in any Minority-Owned Affiliates or Unrestricted Subsidiaries to the extent the Investment therein was made using the Available Amount; less any usage of such Available Amount pursuant to Article 7.

“Available Amount Conditions” means, prior to and after giving effect to any usage of the Available Amount, (a) no Default shall have occurred and be continuing and (b) on a Pro Forma Basis, the Borrower will be in compliance with the covenants set forth in Article 6. For the avoidance of doubt, with respect to any period during which the Borrower is unable to satisfy the Available Amount Conditions, the Available Amount shall continue to accumulate as provided for in the definition thereof and shall not be reduced (or its accrual suspended) solely because of the Borrower’s inability to satisfy such Available Amount Conditions.

“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor engaged by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.08(a)(ii); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Borrower nor any of its Affiliates may act as the Auction Agent.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means Kindred Healthcare, Inc., a Delaware corporation.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Borrower Offer of Specified Discount Prepayment” means the offer by the Borrower to make a voluntary prepayment of Loans at a Specified Discount to par pursuant to Section 2.08(a)(ii)(B).

“Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by the Borrower of offers for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Loans at a specified range of discounts to par pursuant to Section 2.08(a)(ii)(C).

“Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Loans at a discount to par pursuant to Section 2.08(a)(ii)(D).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, for any period, the gross additions to property, plant and equipment and other capital expenditures of the Borrower and its Restricted Subsidiaries for such period, as the same are or would be reflected in a consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries for such period; provided that the amount paid by the Borrower or any of its Restricted

Subsidiaries for any Acquisition and any amount of Casualty Proceeds applied to restore, repair, replace or rebuild the asset in respect of which such Casualty Proceeds were received shall not be included in the calculation of the amount of Capital Expenditures.

“Capital Lease” means a lease that would be capitalized on a balance sheet of the lessee prepared in accordance with GAAP.

“Capital Lease Obligation” means the obligation to pay rent under any Capital Lease.

“Cash Proceeds” shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale or otherwise, but only as and when so received) received by the Borrower or any of its Subsidiaries from such Asset Sale.

“Casualty Event” means (i) any Condemnation Event with respect to any Owned Real Property or (ii) any damage to, or destruction of, any property owned by the Borrower or any Restricted Subsidiary.

“Casualty Proceeds” means (i) with respect to any Condemnation Event, all awards or payments received by the Borrower, any Restricted Subsidiary or the Agent by reason of such Condemnation Event, including all amounts received with respect to any transfer in lieu or anticipation of such Condemnation Event or in settlement of any proceeding relating to such Condemnation Event and (ii) with respect to any other Casualty Event, all insurance proceeds or payments (excluding payments with respect to business interruption) which the Borrower, any Restricted Subsidiary or the Agent receives by reason of such other Casualty Event, less, in either case, unreimbursed expenses or losses related to the Casualty Event, including any payment with respect to Taxes actually paid or to become payable by the Borrower and its Restricted Subsidiaries (as reasonably estimated by a Financial Officer) in respect of such Casualty Event.

“Change in Law” means (i) the adoption of any law, rule, treaty or regulation after the Third Amendment and Restatement Effective Date, (ii) any change in any law, rule, treaty or regulation or in the interpretation or application thereof by any Governmental Authority after the Third Amendment and Restatement Effective Date or (iii) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Third Amendment and Restatement Effective Date; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Charges” has the meaning assigned to such term in Section 10.14.

“Closing” means the closing hereunder on the Closing Date.

“Closing Date” means June 1, 2011.

“Closing Date Material Adverse Effect” means with respect to any Person (as defined in the Merger Agreement), any change, effect, development or event that has had or would reasonably be expected to have a material adverse effect on the financial condition, business, assets, liabilities, or results of operations of such Person and its Subsidiaries (as defined in the Merger Agreement), taken as a whole; provided, however, that no change, effect, development or event (by itself or when aggregated or taken together with any and all other changes, effects, developments or events) to the extent resulting from, arising out of, or attributable to, any of the following shall be deemed to constitute or be taken into account when determining whether a “Closing Date Material Adverse Effect” has occurred or may, would or could occur: (A) any changes, effects, developments or events in the economy or the financial, credit or securities markets in general (including changes in interest or exchange rates), (B) any changes, effects, developments or events in the industries in which such Person and its Subsidiaries operate, (C) any changes, effects, developments or events resulting from the announcement or pendency of the transactions contemplated by the Merger Agreement, the identity of the Borrower or the performance or compliance with the terms of the Merger Agreement (including, in each case, any loss of customers, suppliers or employees or any disruption in business relationships resulting therefrom, but excluding the effects of compliance with Section 5.01 of the Merger Agreement), (D) any changes, effects, developments or events resulting from the failure of such Person to meet internal forecasts, budgets or financial projections or fluctuations in the trading price or volume of such Person’s common stock (but not, in each case, the underlying cause of such failure or fluctuations, unless such underlying cause would otherwise be excepted from this definition), (E) acts of God, natural disasters, calamities, national or international political or social conditions, including the engagement by any country in hostility (whether commenced before, on or after the Closing Date, and whether or not pursuant to the declaration of a national emergency or war), or the occurrence of a military or terrorist attack, or (F) any changes in Applicable Law or GAAP (each as defined in the Merger Agreement) (or any interpretation thereof), except to the extent such changes, effects, developments or events resulting from or arising out of the matters described in clauses (A), (B), (E) and (F) disproportionately affect such Person and its Subsidiaries as compared to other companies operating in the industries in which such Person and its Subsidiaries operate.

“Closing Fee” has the meaning set forth in Section 2.09.

“Co-Documentation Agents” means each of Morgan Stanley Senior Funding, Inc. and General Electric Capital Corporation.

“Co-Syndication Agents” means each of Citibank, N.A., Barclays Bank, PLC and Morgan Stanley Senior Funding, Inc.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all Owned Real Property and personal property, tangible and intangible, subject or purportedly subject to Liens pursuant to the Collateral Documents.

“Collateral Account” has the meaning set forth in Section 1 of the Security Agreement.

“Collateral Agent” means JPMorgan Chase Bank, N.A., in its capacity as Collateral Agent for the holders of the Secured Obligations under the Financing Documents.

“Collateral Documents” means the Security Agreement, the ABL Intercreditor Agreement, the Security Agreement Supplements, the Mortgages, any deposit or other account control agreements and all other supplemental or additional security agreements, pledge agreements, mortgages or similar instruments (other than any UCC financing statements) delivered pursuant hereto or thereto.

“Condemnation Event” means any condemnation or other taking or temporary or permanent requisition of any property, any interest therein or right appurtenant thereto, or any change of grade affecting any property, as the result of the exercise of any right of condemnation or eminent domain. A transfer to a Governmental Authority in lieu or anticipation of condemnation shall be deemed to be a Condemnation Event.

“Consolidated EBITDA” means, for any period, Adjusted Consolidated Net Income for such period plus, to the extent deducted in determining Adjusted Consolidated Net Income for such period, the sum of (i) Consolidated Interest Expense, (ii) income tax expense, (iii) depreciation, amortization and other similar non-cash charges, (iv) non-cash compensation expense (less any cash paid during such period in respect of non-cash compensation expense accrued during any prior period), (v) expenses for (A) deferred compensation and bonuses incurred in connection with the Third Amendment and Restatement Effective Date Transactions and (B) deferred compensation and bonuses, deferred purchase price or earn-out obligations payable in connection with any Acquisition or Investment effected after the Closing Date, (vi) any fees, costs and expenses paid or payable by the Borrower and its Subsidiaries in connection with (A) the Third Amendment and Restatement Effective Date Transactions, including without limitation, amounts payable to the Agents and the Lenders, and (B) any Acquisition or Investment effected after the Closing Date, in each case, expensed or amortized in such period and including fees, expenses or charges triggered by change of control provisions, and (vii) the amount of “run-rate” cost savings projected by the Borrower in good faith and certified by the chief financial officer of the Borrower in writing to the Administrative Agent to result from actions either taken or initiated prior to or during such period (which cost savings shall be calculated on a Pro Forma Basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized prior to or during such period from such actions; provided that (A) the chief financial officer of the Borrower shall have certified to the Administrative Agent that (x) such cost savings are reasonably quantifiable and reasonably anticipated to result from such actions and (y) such actions have been taken or initiated and the benefits resulting therefrom are anticipated by the Borrower to be realized within 12 months, (B) no cost savings shall be added pursuant to this clause (vii) to the extent duplicative of any expenses or charges relating to such cost savings that are included in clause (v) above with respect to such period and (C) the aggregate amount of cost savings added pursuant to this clause (vii), together with any amounts added back pursuant to clause (v)(B) above, shall not exceed 10% of Consolidated EBITDA for any period of four consecutive Fiscal Quarters prior to giving effect to amounts added back pursuant to this clause (vii) or such clause (v)(B); provided, further, that Consolidated EBITDA shall be calculated so as to exclude the effect of any income or expense that (x) is classified as extraordinary in accordance with GAAP, (y) is disclosed separately as an unusual or non-recurring item or (z) represents the effect of an accounting change on prior periods in accordance with GAAP.

“Consolidated EBITDAR” means, for any period, Consolidated EBITDA for such period plus, to the extent deducted in determining Consolidated EBITDA for such period, Consolidated Rental Expense.

“Consolidated Fixed Charges” means, for any period, the sum of Consolidated Interest Expense and Consolidated Rental Expense of the Borrower and its Consolidated Subsidiaries for such period.

“Consolidated Interest Expense” means, for any period, the interest expense of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period; provided that Consolidated Interest Expense shall not (i) include interest capitalized in accordance with GAAP or (ii) be reduced by any interest income.

“Consolidated Net Income” means, for any period, the net income (or loss) of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period.

“Consolidated Rental Expense” means, for any period, the total rental expense for operating leases of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period; provided that Consolidated Rental Expense shall not be reduced by any rental income.

“Consolidated Subsidiary” means, as to any Person at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date. Unless otherwise specified, “Consolidated Subsidiary” means a Consolidated Subsidiary of the Borrower.

“Consolidated Total Assets” means, as of any date of determination, the total amount of all assets of the Borrower and the Consolidated Subsidiaries (but excluding Cornerstone) determined on a consolidated basis in accordance with GAAP as of the last day of the period for which the Most Recent Financial Statements were delivered prior to such date of determination.

“Consolidated Senior Secured Indebtedness” means, as of any date of determination, the aggregate amount of Indebtedness of the Borrower and its Consolidated Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of acquisition method accounting in connection with the Third Amendment and Restatement Effective Date Transactions or any Acquisition permitted hereunder (or other Investment permitted hereunder)) consisting only of Indebtedness for borrowed money, unreimbursed obligations under letters of credit, obligations in respect of Capital Leases and debt obligations evidenced by promissory notes or similar instruments, in each case, that is secured by a Lien on property or assets of the Borrower or a Subsidiary Guarantor, less the cash and cash equivalents (in each case, free and clear of Liens other than Liens created pursuant to the Collateral Documents and Permitted Encumbrances that are nonconsensual Liens) of the Borrower and its Consolidated Subsidiaries in an amount not to exceed $100,000,000 as of such date that would be required to be reflected on a consolidated balance sheet in accordance with GAAP.

“Consolidated Total Indebtedness” means, as of any date of determination, the aggregate amount of Indebtedness of the Borrower and its Consolidated Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of acquisition method accounting in connection with the Third Amendment and Restatement Effective Date Transactions or any Acquisition permitted hereunder (or other Investment permitted hereunder)) consisting only of Indebtedness for borrowed money, unreimbursed obligations under letters of credit, obligations in respect of Capital Leases and debt obligations evidenced by promissory notes or similar instruments less the cash and cash equivalents (in each case, free and clear of Liens other than Liens created pursuant to the Collateral Documents and Permitted Encumbrances that are nonconsensual Liens) of the Borrower and its Consolidated Subsidiaries in an amount not to exceed $100,000,000 as of such date that would be required to be reflected on a consolidated balance sheet in accordance with GAAP.

“Consolidated Working Capital” means, with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that increases or decreases in Consolidated Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Cornerstone” means Cornerstone Insurance Company, a Cayman Islands corporation.

“Credit Agreement Refinancing Indebtedness” means (a) Permitted First Priority Refinancing Debt, (b) Permitted Second Priority Refinancing Debt, (c) Permitted Unsecured Refinancing Debt or (d) Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, existing Term Loans or Other Term Loans (including any successive Credit Agreement Refinancing Indebtedness) (“Refinanced Debt”); provided that (i) such extending, renewing, replacing or refinancing Indebtedness is in an original aggregate principal amount not greater than the aggregate principal amount of the Refinanced Debt (plus all accrued interest and premium (if any) and all fees and expenses reasonably incurred in connection with such extension, renewal, replacement or refinancing), (ii) such Indebtedness has a maturity no earlier than the Refinanced Debt and a Weighted Average Life to Maturity equal to or greater than the Refinanced Debt, and (iii) such Refinanced Debt shall be repaid, defeased or satisfied and discharged, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained.

“Credit Parties” means the Borrower and the Subsidiary Guarantors, collectively.

“Cumulative Adjusted Consolidated Net Income” means the cumulative Adjusted Consolidated Net Income of the Borrower and its Consolidated Subsidiaries for the period (taken as one accounting period) from January 1, 2014 to the end of the last fiscal period for which financial statements have been provided to the Lenders pursuant to Section 5.01(a) or (b) (for the avoidance of doubt, determined by netting net income and net losses).

“Current Assets” means, with respect to the Borrower and the Consolidated Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Temporary Cash Investments) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits (but excluding assets held for sale, loans to third parties permitted to be made under this Agreement, deferred bank fees and derivative financial instruments).

“Current Liabilities” means, with respect to the Borrower and the Consolidated Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Indebtedness, (b) the current portion of interest, (c) all Indebtedness consisting of loans or letter of credit obligations under the ABL Facility or any other revolving credit facility to the extent otherwise included therein, (d) accruals for current or deferred Taxes based on income or profits, (e) accruals of any costs or expenses related to restructuring reserves and (f) deferred revenue.

“Declined Proceeds” has the meaning assigned to such term in Section 2.08(b).

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” means on any day the rate of interest that would be payable on the Loans on such day pursuant to Section 2.10(c).

“Deposit Account Control Agreement” has the meaning set forth in Section 1 of the Security Agreement.

“Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Borrower or any of its Subsidiaries in connection with an Asset Sale pursuant to Section 7.03(c) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Financial Officer, setting forth the basis of such valuation (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable disposition).

“Discount Prepayment Accepting Lender” has the meaning assigned to such term in Section 2.08(a)(ii)(B)(2).

“Discount Range” has the meaning assigned to such term in Section 2.08(a)(ii)(C)(1).

“Discount Range Prepayment Amount” has the meaning assigned to such term in Section 2.08(a)(ii)(C)(1).

“Discount Range Prepayment Notice” means a written notice of the Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.08(a)(ii)(C) substantially in the form of Exhibit L.

“Discount Range Prepayment Offer” means the written offer by a Lender, substantially in the form of Exhibit M, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.

“Discount Range Prepayment Response Date” has the meaning assigned to such term in Section 2.08(a)(ii)(C)(1).

“Discount Range Proration” has the meaning assigned to such term in Section 2.08(a)(ii)(C)(4).

“Discounted Prepayment Determination Date” has the meaning assigned to such term in Section 2.08(a)(ii)(D)(3).

“Discounted Prepayment Effective Date” means in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.08(a)(ii)(B), Section 2.08(a)(ii)(C) or Section 2.08(a)(ii)(D), respectively, unless a shorter period is agreed to between the Borrower and the Auction Agent.

“Discounted Term Loan Prepayment” has the meaning assigned to such term in Section 2.08(a)(ii)(A).

“Disqualified Equity Interests” means Equity Interests of any Person that (a) by their terms or upon the happening of any event are (i) required to be redeemed or are redeemable at the option of the holder on or prior to the day that is 91 days after the Maturity Date for consideration other than Qualified Equity Interests of such Person or (ii) convertible at the option of the holder into Disqualified Equity Interests of such Person or exchangeable for Indebtedness or (b) require (or permit at the option of the holder) the payment of any dividend, interest, sinking fund or other similar payment (other than the accrual of such obligations) on or prior to the day that is 91 days after the Maturity Date (other than payments made solely in Qualified Equity Interests of such Person).

“Disqualified Institutions” means any Person listed on the list provided to the Administrative Agent on the Third Amendment and Restatement Effective Date, as such list may be updated by the Borrower (by furnishing an updated Disqualified Institution List to the Administrative Agent) from time to time thereafter, to add any Person in each case that is a competitor of the Borrower or its Subsidiaries and that is an operating company or an Affiliate thereof (other than any financial investor that is not an operating company or an Affiliate of an operating company other than an Affiliate that is a bona fide diversified debt fund) (collectively, the “Disqualified Institution List”); provided that no Lender, Affiliate of a Lender or Approved Fund shall be listed at any time on the Disqualified Institution List. The Administrative Agent shall promptly provide the Disqualified Institution List, as such list may be updated from time to time in accordance herewith, to each Lender that shall have requested such list.

“Disqualified Institutions List” has the meaning assigned to such term in the definition of “Disqualified Institutions”.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is organized or existing under the laws of the United States, any State of the United States or the District of Columbia.

“Enforceable Judgment” means a judgment or order of a court or arbitral or regulatory authority as to which the period, if any, during which the enforcement of such judgment or order is stayed shall have expired. A judgment or order which is under appeal or as to which the time in which to perfect an appeal has not expired shall not be deemed an Enforceable Judgment so long as enforcement thereof is effectively stayed pending the outcome of such appeal or the expiration of such period, as the case may be.

“Enforcement Notice” means a notice delivered by the Administrative Agent to the Collateral Agent pursuant to Section 8.03 directing the Collateral Agent to exercise one or more specific rights or remedies under the Collateral Documents.

“Environment” means ambient air, indoor air, surface water, ground water, drinking water, soil, surface and subsurface strata, and natural resources such as wetland flora and fauna.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions relating to the Environment or to the effect of the Environment on human health or to emissions, discharges or Releases of Hazardous Materials, or otherwise relating to the manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials or the clean-up or other remediation thereof.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties, natural resource damages or indemnities), of the Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (i) any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) exposure to any Hazardous Materials, (iv) the Release or threatened Release of any Hazardous Materials or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interest” means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (v) any warrant, option or other right to acquire any Equity Interest described in the foregoing clauses (i), (ii), (iii) and (iv).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“ERISA Group” means the Kindred Companies and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Kindred Company, are treated as a single employer under Section 414 of the Code.

“Eurodollar,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Section 8.01.

“Excess Cash Flow” means, for any period, an amount equal to (a) the sum, without duplication, of (i) Adjusted Consolidated Net Income for such period, (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Adjusted Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such period (other than any such decreases arising from Acquisitions or Asset Sales by the Borrower and its Consolidated Subsidiaries completed during such period or the application of purchase accounting), (iv) an amount equal to the aggregate net non-cash loss on Asset Sales by the Borrower and its Consolidated Subsidiaries during such period (other than sales in the ordinary course of business) to the extent deducted in arriving at such Adjusted Consolidated Net Income and (v) cash receipts in respect of Interest Rate Agreements during such period to the extent not otherwise added in arriving at such Adjusted Consolidated Net Income minus (b) the sum, without duplication, of (i) an amount equal to the amount of all non-cash credits included in arriving at such Adjusted Consolidated Net Income, (ii) the amount of Capital Expenditures made in cash or accrued during such period, to the extent that such Capital Expenditures were not financed with proceeds of Indebtedness (other than borrowings under the ABL Facility), (iii) the aggregate amount of all principal payments of Indebtedness of the Borrower or its Consolidated Subsidiaries (including (A) the principal component of payments in respect of Capital Leases, (B) the amount of any scheduled repayment of Term Loans pursuant to Section 2.07(a) and (C) any mandatory prepayment of Term Loans pursuant to Section 2.08(b)(ii) to the extent required due to an Asset Sale that resulted in an increase to such Adjusted Consolidated Net Income and not in excess of the amount of such increase, but excluding (X) all other voluntary and mandatory prepayments of Term Loans, (Y) all prepayments of ABL Loans made during such period and (Z) all payments in respect of any other revolving credit facility made during such period, except in the case of clause (Z) to the extent there is an equivalent permanent reduction in commitments thereunder), to the extent not financed with the proceeds of Indebtedness, (iv) an amount equal to the aggregate net non-cash gain on Asset Sales by the Borrower and its Consolidated Subsidiaries during such period (other than Asset Sales in the ordinary course of business) to the extent included in arriving at such Adjusted Consolidated Net Income, (v) increases in Consolidated Working Capital for such period (other than any such increases arising from Acquisitions or Asset Sales by the Borrower and its Consolidated Subsidiaries during such period or the application of purchase accounting), (vi) cash payments by the Borrower and its Consolidated Subsidiaries during such period in respect of long-term liabilities of the Borrower and its Consolidated Subsidiaries other than Indebtedness, (vii) the aggregate amount of expenditures actually made by the Borrower and its Consolidated Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period, (viii) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and its Consolidated Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness, (ix) the amount of cash income Taxes actually paid in such period to the extent they exceed the amount of Tax expense deducted in determining Adjusted Consolidated Net Income for such period, (x) cash expenditures in respect of Interest Rate Agreements during such Fiscal Year to the extent not deducted in arriving at such Adjusted Consolidated Net Income, (xi) any payment of cash to be amortized or expensed over a future period and recorded as a long-term asset, (xii) without duplication of amounts deducted pursuant to clause (xiii) below in prior fiscal years, the amount of Investments (other than any such Investments in the Borrower or any of its Consolidated Subsidiaries) and Acquisitions made during such period to the extent that such Investments and Acquisitions were financed with internally generated cash flow of the Borrower and its Consolidated Subsidiaries, (xiii) the amount of dividends paid in cash during such period pursuant to Section 7.07(a)(viii) herein, to the extent that such dividends were not financed with proceeds of Indebtedness (other than borrowings under the ABL Facility), and (xiv) without duplication of amounts deducted from Excess Cash Flow in prior periods, (A) the aggregate consideration required to be paid in cash by the Borrower or any of the Consolidated Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period or (B) any planned cash Capital Expenditures by the Borrower or any of the Consolidated Subsidiaries (the “Planned Expenditures”), in each case relating to Acquisitions, Investments or Capital Expenditures permitted hereunder to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that, to the extent the aggregate amount of internally generated cash flow actually utilized to finance such Acquisitions, Investments or Capital Expenditures permitted hereunder during such period of four consecutive fiscal quarters is less than the Contract Consideration and the Planned Expenditures, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters. Notwithstanding anything in the definition of any term used in the definition of “Excess Cash Flow” to the contrary, all components of Excess Cash Flow shall be computed for the Borrower and its Consolidated Subsidiaries on a consolidated basis.

“Excess Cash Flow Period” means each fiscal year of the Borrower commencing with the Fiscal Year ending December 31, 2014.

“Excluded Partnership” means each of the general and limited partnerships and each of the limited liability companies identified on Schedule 1.01B hereto as an Excluded Partnership; provided that any such partnership or limited liability company shall cease to be an Excluded Partnership at such time as (i) the grant of a security interest in the partnership interests or limited liability company interests thereof and a guaranty of the Obligations by such entity shall no longer constitute a material violation of a valid and enforceable restriction in favor of a third party or (ii) the required consents to such grant and such guaranty shall have been obtained.

“Excluded Subsidiary” means (i) a Foreign Subsidiary, (ii) a Subsidiary that is not a Wholly Owned Subsidiary, (iii) any Subsidiary to the extent, in the case of this clause (iii), that a guarantee of the Borrower’s Obligations by such Subsidiary is not permitted by applicable law or would result in a material adverse U.S. federal income tax consequence with respect to such Subsidiary pursuant to Section 956 of the Code or any amended or successor version that is substantively comparable, as reasonably determined by the Borrower (in consultation with the Administrative Agent), and (iv) any Subsidiary with total assets of less than $10,000 as of the most recently delivered consolidated balance sheet of the Borrower delivered pursuant to Section 5.01.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Credit Party under any Financing Document, (i) income or franchise taxes imposed on (or measured by) its net income by a jurisdiction as a result of such recipient being organized or having its principal office or applicable lending office in such jurisdiction or as a result of any other present or former connection between such recipient and the jurisdiction (other than a connection arising from such recipient having executed, delivered, enforced, become a party to or performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to any Financing Documents) including (for the avoidance of doubt) U.S. federal income tax imposed on the net income of a Foreign Lender as a result of such Foreign Lender engaging in a trade or business in the United States, (ii) any branch profits tax imposed under Section 884(a) of the Code or the Treasury regulations promulgated thereunder, or any similar tax, imposed by any jurisdiction described in clause (i), (iii) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16(b)), any U.S. federal withholding tax that is imposed on amounts payable to such Foreign Lender pursuant to a law in effect at the time such Foreign Lender becomes a party to this Agreement (or where the Foreign Lender is a partnership for U.S. federal income tax purposes, pursuant to a law in effect on the later of the date on which such Foreign Lender becomes a party hereto or the date on which the affected partner becomes a partner of such Foreign Lender) or designates a new lending office, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 2.14(a), (iv) any withholding tax that is attributable to a Lender’s failure to comply with Section 2.14(e), and (v) any U.S. federal withholding tax imposed by FATCA.

“Executive Officer” means any “executive officer” (within the meaning of Rule 3b-7 under the Securities Exchange Act) of the Borrower.

“Existing Affiliate Agreements” means the agreements listed in Schedule 1.01C hereto.

“Existing Kindred Credit Facility” means the Second Amended and Restated Credit Agreement (as further amended heretofore), dated as of July 18, 2007, among the Borrower, the lenders party thereto, the issuing lender party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Citicorp USA, Inc., as syndication agent, and General Electric Capital Corporation, the CIT Group/Business Credit, Inc. and Wells Fargo Foothill, as co-documentation agents, as in effect immediately prior to the Closing Date.

“Existing RehabCare Credit Facility” means that certain Amended and Restated Credit Agreement, dated November 24, 2009, by and among RehabCare Group, Inc., as borrower, the guarantors party thereto, Bank of America, N.A., as administrative agent and collateral agent, and the other agents and arrangers identified therein, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Existing Senior Notes” means $550,000,000 in aggregate principal amount of the Borrower’s 8.25% senior unsecured notes due 2019 issued or released from escrow on the Closing Date and any notes issued in exchange therefor pursuant to the registration rights agreement entered into in connection therewith.

“Existing Term Loan Refinancing” has the meaning set forth in the recitals hereto.

“Existing Term Loans” means the Term Loans in an aggregate outstanding principal amount of $787,500,000 made on the Amendment and Restatement Date pursuant to the Amendment and Restatement Credit Agreement, which Term Loans will be repaid in full pursuant to the Third Amendment and Restatement Agreement.

“Extension Notice” has the meaning set forth in Section 2.19(b).

“FATCA” means current Sections 1471 through 1474 of the Code or any amended or successor version that is substantively comparable and not materially more onerous to comply with, any Treasury regulations or published administrative guidance interpreting the foregoing, any agreement entered into pursuant to current Section 1471(b) of the Code (or any amended or successor version described above) and any intergovernmental agreements implementing the foregoing.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means that certain Fee Letter dated February 7, 2011 among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc. and Kindred Healthcare, Inc., as amended, amended and restated, supplemented or otherwise modified.

“Financial Officer” means the principal financial officer, principal accounting officer, treasurer or assistant treasurer of the Borrower.

“Financing Documents” means this Agreement (including the Schedules and Exhibits hereto), the Amendment and Restatement Agreement, the Second Amendment and Restatement Agreement, the Third Amendment and Restatement Agreement, any promissory notes issued hereunder, and the Collateral Documents.

“First Lien Intercreditor Agreement” means the First Lien Intercreditor Agreement substantially in the form of Exhibit F, with such modifications thereto as the Administrative Agent and the Collateral Agent may reasonably agree, or in such other form as the Collateral Agent, the Administrative Agent, the ABL Collateral Agent, as applicable, and the Borrower may agree (which form shall be, where relevant, substantially consistent with the ABL Intercreditor Agreement), in each case, among the Administrative Agent, the Collateral Agent, the ABL Collateral Agent, as applicable, and one or more Senior Representatives for holders of Permitted First Priority Refinancing Debt.

“Fiscal Quarter” means a fiscal quarter of the Borrower.

“Fiscal Year” means a fiscal year of the Borrower.

“Fixed Charge Coverage Ratio” means, on any date (the “transaction date”), the ratio of (x) Consolidated EBITDAR for the four consecutive Fiscal Quarters ended immediately prior to the transaction date (the “Reference Period”) to (y) Consolidated Fixed Charges for the Reference Period; provided that, Cornerstone shall be disregarded for purposes of determining the Fixed Charge Coverage Ratio. The foregoing calculation shall be made on a Pro Forma Basis.

“Foreign Lender” means any Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code.

“Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

“Governmental Authority” means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants or contaminants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Healthcare Facility” means (i) a hospital, outpatient clinic, nursing center, assisted or independent living community, long-term care facility or any other facility that is used or useful in the provision of healthcare or custodial care services, (ii) any healthcare business affiliated or associated with a Healthcare Facility (as defined in clause (i)) or (iii) any business related or ancillary to the provision of healthcare services or the operation of a Healthcare Facility (as defined in clause (i)) including, but not limited to, pharmacy supply and services, contract therapy services, as well as hospice and home care services.

“Healthcare Related Business” means any businesses related to the owning, operating or managing of Healthcare Facilities (including any businesses related thereto) and any business that is a natural outgrowth or reasonable extension of any such business or is similar, reasonably related, incidental, complementary or ancillary to any of the foregoing or any business that in the Borrower’s good faith business judgment constitutes a reasonable diversification of business conducted by the Borrower and its Subsidiaries.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest rate, currency exchange rate or commodity price hedging arrangement.

“HHS” has the meaning set forth in the definition of “Medicare Regulations.”

“Identified Participating Lenders” has the meaning specified in Section 2.08(a)(ii)(C)(4).

“Identified Qualifying Lenders” has the meaning specified in Section 2.08(a)(ii)(D)(3).

“Incremental Amendment” has the meaning set forth in Section 2.18(d).

“Incremental Facility Closing Date” has the meaning set forth in Section 2.18(d).

“Incremental Term Lender” means, at any time, any Lender that has Incremental Term Loans at such time.

“Incremental Term Loans” has the meaning set forth in Section 2.18(a).

“Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all Capital Lease Obligations of such Person, (v) all obligations of such Person to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities, (vi) all obligations of such Person (whether contingent or non-contingent) to reimburse any Lender or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (vii) all obligations secured by a Lien on any asset of such Person, whether or not such Indebtedness is otherwise an obligation of such Person, and (viii) all Guarantees by such Person of obligations of another Person (each such Guarantee to constitute Indebtedness in an amount equal to the maximum amount of such other Person’s obligations Guaranteed thereby); provided that neither (a) trade accounts payable nor (b) amounts owed to patients or residents arising in the ordinary course of business nor (c) obligations arising in respect of insurance policies or performance or surety bonds which are not themselves Guarantees of Indebtedness (nor drafts, acceptances or similar instruments evidencing the same nor obligations in respect of letters of credit supporting the payment of the same) nor (d) guarantees of any obligation of the Borrower or a Restricted Subsidiary pursuant to an operating lease shall constitute Indebtedness.

“Indemnified Taxes” means all Taxes other than (i) Excluded Taxes, (ii) Other Taxes and (iii) Taxes excluded from Other Taxes pursuant to the definition thereof.

“Indemnitee” has the meaning assigned to such term in Section 10.03(b).

“Information” has the meaning assigned to such term in Section 10.12(a)

“Information Memorandum” means the Confidential Information Memorandum dated March, 2011 relating to the Borrower and the Transactions.

“Initial Master Lease Properties” means the Healthcare Facilities identified as the “Initial Master Lease Properties” on Schedule 1.01D hereto.

“Insurance Subsidiary” means any insurance company that becomes a Subsidiary of the Borrower on or after the Closing Date.

“Intercompany Note” means a promissory note substantially in the form of Exhibit H hereto.

“Intercreditor Agreement” means any of the ABL Intercreditor Agreement, any First Lien Intercreditor Agreement and any Second Lien Intercreditor Agreement.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.

“Interest Payment Date” means (i) with respect to any ABR Loan, the last day of each March, June, September and December and (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Agreement” means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge arrangement, to or under which the Borrower or any of its Restricted Subsidiaries is a party or a beneficiary on the Third Amendment and Restatement Effective Date or becomes a party or a beneficiary hereafter.

“Investment” means, with respect to any Person (the “Investor”), any investment by the Investor in any other Person, whether by means of share purchase, capital contribution, loan, advance, purchase of Indebtedness, payment in respect of a Guarantee of Indebtedness, time deposit or otherwise. For purposes of covenant compliance (other than Section 7.08(b)(ii)), any Investment by the Borrower or a Restricted Subsidiary in any Person other than the Borrower or a Subsidiary Guarantor (or a Restricted Subsidiary that is not a Subsidiary Guarantor, in the case of an Investment by another Restricted Subsidiary that is not a Subsidiary Guarantor) shall be deemed outstanding at all times after it is made and the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent changes in the value of such Investment, net of any cash return to the Borrower or a Restricted Subsidiary representing a return of capital or proceeds of a sale or other realization with respect to such Investment.

“Investment Grade” means, with respect to any Person, that such Person has a corporate credit rating of BBB- or better by S&P and a corporate family rating of Baa3 or better by Moody’s.

“Joint Lead Arrangers” means J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc.

“Junior Debt” has the meaning assigned to such term in Section 7.12.

“Kindred Company” means the Borrower or any Subsidiary of the Borrower.

“Latest Maturity Date” means, at any date of determination, the latest maturity or termination date applicable to any Loan hereunder at such time, including the latest maturity or expiration date of any Other Term Loan, in each case as extended in accordance with this Agreement from time to time.

“Lender Parties” means the Lenders and the Agent.

“Lenders” means the Term Lenders, the Incremental Term Lenders (if any) and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the offered rate administered by ICE Benchmark Administration or a comparable or successor rate if the ICE Benchmark Administration is no longer making a LIBO rate available, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period.

“Lien” means, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset or any other arrangement (other than a right of set-off, recoupment, counterclaim or similar right) the economic effect of which is to give a creditor preferential access to such asset to satisfy its claim, (ii) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Grantor” means the Borrower or a Subsidiary Guarantor that grants a Lien on any of its property pursuant to the Collateral Documents.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Margin Stock” has the meaning set forth in Regulation U.

“Master Lease Agreements” means the Master Lease Agreements demising to the Borrower, the Initial Master Lease Properties and any other lease agreement pursuant to which any real property is leased by the Borrower or any Restricted Subsidiary from any Ventas Company, in each case as amended from time to time after the Closing Date in accordance with the terms hereof and thereof.

“Master Lease Event of Default” means an “Event of Default” as such term is defined in the applicable Master Lease Agreement.

“Master Lease Payment Default” means, with respect to any Master Lease Agreement, (a) a default in the payment of Base Rent (as defined in the applicable Master Lease Agreement) and (b) a default in the payment of the financial obligations of the tenant thereunder other than Base Rent (as defined in the applicable Master Lease Agreement) if such default is in respect of amounts greater than $200,000 for any single facility (individually and not in the aggregate with any default occurring at any other facility under any Master Lease Agreement).

“Master Lease Property” means (i) the Initial Master Lease Properties and (ii) any properties added after the Closing Date to the properties leased under a Master Lease Agreement.

“Material Adverse Effect” means a material adverse effect on (i) the business, assets, results of operations, property or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the ability of the Borrower, or the ability of the Restricted Subsidiaries taken as a whole, to perform any of their respective obligations under any Financing Document, (iii) the validity, binding effect or enforceability of any Financing Documents or the rights of or benefits available under the Financing Documents to the Agent or the Lenders or (iv) the validity, perfection or priority of the

Liens on any material part of the Collateral created or purportedly created under the Collateral Documents.

“Material Healthcare Facility” means a Healthcare Facility occupied pursuant to a Master Lease Agreement for which annual Base Rent (as defined in the applicable Master Lease Agreement) is greater than $2,500,000 with respect to such facilities which are hospitals, and is greater than $1,000,000 with respect to such facilities other than hospitals.

“Material Indebtedness” means Indebtedness (other than Indebtedness arising under this Agreement), or obligations in respect of one or more Hedging Agreements, of the Borrower or any one or more of the Restricted Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount of $50,000,000 or more. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or a Subsidiary Guarantor in respect of any Hedging Agreement at any time will be the maximum aggregate amount (after giving effect to any netting agreements) that the Borrower or such Subsidiary Guarantor, as the case may be, would be required to pay if such Hedging Agreement were terminated at such time.

“Material Plan” means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $50,000,000.

“Material Real Property” means any real property, excluding any ground leased properties for which Borrower or any Subsidiary Guarantor is a tenant, with a book value exceeding, in the case of real property relating to a Healthcare Facility that is a hospital, $10,000,000, or in the case of any other real property, $5,000,000, in either case, which is acquired in fee by the Borrower or a Subsidiary Guarantor after the Closing Date and not sold to a Person (other than the Borrower or a Subsidiary Guarantor) within 90 days after such acquisition.

“Maturity Date” means the seventh anniversary of the Third Amendment and Restatement Effective Date, or if such day is not a Business Day, the next preceding Business Day.

“Maximum Rate” has the meaning assigned to such term in Section 10.14.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. § 1396 et seq.) and any statutes succeeding thereto.

“Medicaid Regulations” means, collectively, (i) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid, (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above, (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above, and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (iii) above, in each case as may be amended or supplemented.

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. § 1995 et seq.) and any statutes succeeding thereto.

“Medicare Regulations” means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare, together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including without limitation, Health and Human Services (“HHS”), Centers for Medicare and Medicaid Services, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended or supplemented.

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of February 7, 2011 among the Borrower, Kindred Healthcare Development, Inc. and RehabCare.

“Minority-Owned Affiliate” means any Person in which the Borrower or any of its Restricted Subsidiaries owns any class of capital stock or other Equity Interests but is not otherwise a Consolidated Subsidiary of the Borrower.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgages” means the fee mortgages in form and substance reasonably satisfactory to the Agent, Borrower and applicable Subsidiary Guarantor and/or in substantially similar form as previously negotiated between Agent and Borrower relating to the Owned Real Properties, as the same may be amended, amended and restated or otherwise modified from time to time.

“Most Recent Audited Financial Statements” means (i) at any time before the first audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries have been delivered pursuant to Section 5.01(a), the audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of December 31, 2010 and (ii) at any time upon or after audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries have been delivered pursuant to Section 5.01(a), the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries so delivered.

“Most Recent Financial Statements” means (i) at any time before the first consolidated financial statements of the Borrower and its Consolidated Subsidiaries (whether audited or unaudited) have been delivered pursuant to Section 5.01(a) or Section 5.01(b), the consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of and for the most recent Fiscal Quarter ending prior to the 45th day prior to the Closing Date and (ii) at any time upon or after the first consolidated financial statements of the Borrower and its Consolidated Subsidiaries have been delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent consolidated financial statements of the Borrower and its Consolidated Subsidiaries so delivered.

“Multiemployer Plan” means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

“Net Cash Proceeds” means:

(a) with respect to any Asset Sale, the aggregate Cash Proceeds received by the Borrower or any of its Subsidiaries therefrom net of (x) cash expenses of sale (including brokerage fees, if any, and payment of principal, premium and interest of Indebtedness (other than the Loans) required to be repaid as a result of such Asset Sale) and (y) incremental Taxes paid or payable as a result thereof; provided that, if no Event of Default is continuing, the Borrower and/or any Restricted Subsidiary may reinvest any portion of such proceeds in assets useful for its business within 360 days of such receipt, such portion of such proceeds shall not constitute Net Cash Proceeds except to the extent not, within 360 days of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such 360-day period but within such 360-day period are contractually committed to be used, then upon the termination of such contract or if such Net Cash Proceeds are not so used within 450 days of initial receipt, such remaining portion shall constitute Net Cash Proceeds as of the date of such termination or expiry without giving effect to this proviso);

(b) with respect to any Casualty Event, the aggregate Casualty Proceeds received by the Borrower or any of its Subsidiaries with respect thereto to the extent in excess of $2,000,000 net of (x) any related cash expenses and (y) incremental Taxes paid or payable as a result thereof; provided that, if no Event of Default is continuing, the Borrower or the applicable Restricted Subsidiary may reinvest any portion of such proceeds in assets useful for its business within 360 days of such receipt, such portion of such proceeds shall not constitute Net Cash Proceeds except to the extent not, within 360 days of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such 360-day period but within such 360-day period are contractually committed to be used, then upon the termination of such contract or if such Net Cash Proceeds are not so used within 450 days of initial receipt, such remaining portion shall constitute Net Cash Proceeds as of the date of such termination or expiry without giving effect to this proviso);

(c) with respect to any issuance of Equity Interests, the gross amount of cash proceeds paid to or received by the Borrower or any of its Restricted Subsidiaries in respect of such issuance of Equity Interests (including cash proceeds subsequently as and when received at any time in respect of such issuance from non-cash consideration initially received or otherwise), less the sum of underwriting discounts and commissions or placement fees, investment banking fees, legal fees, consulting fees, accounting fees and other fees and expenses incurred by the Borrower or any of its Restricted Subsidiaries in connection therewith (other than those payable to the Borrower or any of its Restricted Subsidiaries or any Affiliate of the Borrower or any of its Restricted Subsidiaries except for those payable on terms and conditions as favorable to the Borrower or the applicable Restricted Subsidiary of the Borrower as would be obtainable by it in a comparable arm’s-length transaction with an independent, unrelated third party); or

(d) with respect to any incurrence of Indebtedness, the gross amount of cash proceeds received by the Borrower or any of its Restricted Subsidiaries in respect of such incurrence of Indebtedness, less the sum of underwriting discounts and commissions or placement fees, investment banking fees, legal fees, consulting fees, accounting fees and other fees and expenses incurred by the Borrower or any of its Restricted Subsidiaries in connection therewith (other than those payable to the Borrower or any of its Restricted Subsidiaries or any Affiliate of the Borrower or any of its Restricted Subsidiaries except for those payable on terms and conditions as favorable to the Borrower or the applicable Restricted Subsidiary of the Borrower as would be obtainable by it in a comparable arm’s-length transaction with an independent, unrelated third party).

“Non-Recourse Debt” means Indebtedness (i) as to which neither the Borrower nor any Restricted Subsidiary provides any Guarantee and as to which the lenders have been notified in writing (including pursuant to the instrument evidencing such Indebtedness) that they will not have any recourse to the stock or assets of the Borrower or any Restricted Subsidiary and (ii) under which a default under any other Indebtedness of the Borrower or any Restricted Subsidiary (including, without limitation, the Obligations, the Senior Notes and the ABL Facility) would, as such, not constitute a default under such Indebtedness.

“Obligations” means all obligations of every nature of the Borrower or any Subsidiary Guarantor under or in connection with the Financing Documents, including without limitation, any liability of the Borrower on any claim, whether or not the right to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed or contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or other similar proceeding. Without limiting the generality of the foregoing, the Obligations of the Borrower and each Subsidiary Guarantor include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by the Borrower or such Subsidiary Guarantor under any Financing Document (including interest and other obligations accruing or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Agent or any Lender, in its sole discretion, may elect to pay or advance on behalf of the Borrower or such Subsidiary Guarantor in accordance with the terms of any Financing Document.

“Offered Amount” has the meaning specified in Section 2.08(a)(ii)(D)(1).

“Offered Discount” has the meaning specified in Section 2.08(a)(ii)(D)(1).

“OID” has the meaning set forth in Section 2.18(b) hereof.

“Organizational Documents” means (i) with respect to any corporation, its certificate or articles of incorporation, by-laws and other constitutional documents, including the certificate of designation for any series of its preferred stock, (ii) with respect to any limited liability company, its articles of organization and operating agreement, or other comparable documents however named, and (iii) with respect to any partnership, its partnership agreement.

“Original ABL Facility” has the meaning set forth in the definition of “ABL Facility.”

“Original Credit Agreement” means this Agreement, as in effect immediately prior to the Amendment and Restatement Date.

“Original Term Loans” means the Term Loans in an aggregate outstanding principal amount of $700,000,000 made on the Closing Date pursuant to the Original Credit Agreement, which Term Loans were repaid in full pursuant to the Amendment and Restatement Agreement.

“Other Taxes” means any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Financing Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Financing Document, excluding any such Tax imposed as a result of an assignment by a Lender (an “Assignment Tax”) if such Assignment Tax is imposed as a result of the assignor or assignee being organized or having its principal office or applicable lending office in the taxing jurisdiction, or as a result of any other present or former connection of the assignor or assignee with the taxing jurisdiction (other than a connection arising from having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, and/or engaged in any other transaction pursuant to, any Financing Documents).

“Other Term Loans” means one or more tranches of Term Loans that result from a Refinancing Amendment.

“Owned Real Properties” means each of the real properties identified on Schedule 1.01F hereto and any other real property owned in fee by the Borrower or any Subsidiary Guarantor, excluding any ground leased properties for which Borrower or any Subsidiary Guarantor is a tenant, which is included in the Collateral pursuant to Section 5.09 after the Third Amendment and Restatement Effective Date.

“Participant” has the meaning set forth in Section 10.04.

“Participating Lender” has the meaning specified in Section 2.08(a)(ii)(C)(3).

“PATRIOT Act” has the meaning set forth in Section 10.13.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Permitted Capital Expenditure Amount” has the meaning set forth in Section 6.02(a).

“Permitted Delinquent Account Assignments” means assignments for collection from time to time of Accounts in the ordinary course of business of the Borrower and its Restricted Subsidiaries and consistent with past practice.

“Permitted Encumbrances” means, with respect to any property owned by the Borrower or any Restricted Subsidiary:

(a) Liens for Taxes not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or such Restricted Subsidiary in accordance with GAAP;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising by operation of law in the ordinary course of business so long as (A) the underlying obligations are not overdue for a period of more than 60 days or (B) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Borrower or such Restricted Subsidiary in accordance with GAAP;

(c) Liens arising in the ordinary course of business and consistent with past practice in connection with deposits with trade creditors, landlords, bonding companies and other similar deposits;

(d) Liens arising in the ordinary course of business in connection with the Borrower’s cash management system; provided that the aggregate principal amount of Indebtedness secured by this clause (d) shall not at any time exceed $10,000,000;

(e) judgment liens, and Liens securing appeal bonds (or letters of credit or other similar instruments issued in support of or in lieu of appeal bonds), so long as no Event of Default then exists under Section 8.01(j);

(f) other Liens or title defects in respect of real property (including matters which an accurate survey might disclose and exceptions to title set forth in title insurance with respect to the Mortgages) which (A) do not secure Indebtedness and (B) do not materially detract from the value of such property or materially impair the use thereof by the Borrower or such Restricted Subsidiary in the operation of its business;

(g) other Liens and other title defects listed on the schedule to any Additional Encumbrance Letter; provided that such Liens and title defects are paid, discharged, removed, insured over by First American Title Insurance Company, waived or reserved against in accordance with the provisions of, and within the time periods (if any) specified in, such Additional Encumbrance Letter; and

(h) other Liens or title defects in respect of real property listed on any preliminary title report or title commitment in respect of any Owned Real Property; provided that such Liens or title defects are (A) in respect of an underlying claim that is not greater than $200,000 and (B) insured over by First American Title Insurance Company.

“Permitted First Priority Refinancing Debt” means any secured Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or senior secured loans; provided that (i) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Secured Obligations and is not secured by any property or assets of the Borrower or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Term Loans, (iii) such Indebtedness does not mature or have scheduled amortization or payments of principal and is not subject to mandatory redemption or prepayment (except customary asset sale or change of control provisions), in each case prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, (iv) the security agreements relating to such Indebtedness are substantially the same as the Collateral Documents, (v) such Indebtedness is not guaranteed by any Subsidiaries other than the Guarantors, (vi) in the case of Permitted First Priority Refinancing Debt that is in the form of senior secured loans, the financial covenants and events of default of such Permitted First Priority Refinancing Debt are not, taken as a whole, materially more restrictive to the Credit Parties than the financial covenants and events of default hereunder and (vii) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to (i) the ABL Intercreditor Agreement in accordance with the terms thereof or otherwise in a manner reasonably satisfactory to the Collateral Agent and the ABL Collateral Agent and (ii) the First Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted First Priority Refinancing Debt incurred by the Borrower, then the Borrower, the Guarantors, the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered the First Lien Intercreditor Agreement. Permitted First Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Intercompany Indebtedness” means Indebtedness of the Borrower or any Restricted Subsidiary owed to the Borrower or any other Restricted Subsidiary; provided that such Indebtedness is either evidenced by a promissory note (which note shall be subordinated to the Obligations in a manner reasonably satisfactory to the Agent) or maintained in the form of open account balances in which, in either case, the Agent has a perfected Security Interest under the Security Agreement at all times until such Security Interest is released pursuant to Section 25 thereof.

“Permitted Investment” means:

(a) Investments (x) existing on the Third Amendment and Restatement Effective Date and set forth in Schedule 1.01G hereto and (y) Investments made with net cash proceeds from any Asset Sale in respect of any such Investment in an amount not to exceed the book value of the sold Investment as of the Third Amendment and Restatement Effective Date;

(b) Temporary Cash Investments;

(c) payroll, travel and other advances to directors, officers and employees, in each case in the ordinary course of business, not in excess of $1,000,000 outstanding at any time; provided that taxes payable in connection with the issuance of Qualified Equity Interests of the Borrower in the ordinary course of business to such directors, officers and employees shall be excluded from the calculation of the amount of Investments outstanding under this clause (c) so long as such taxes are not owing for more than 30 days;

(d) Investments received as non-cash consideration in an Asset Sale made pursuant to and in compliance with Section 7.03(c);

(e) working capital loans to, and other Investments in, Minority-Owned Affiliates and any other Investment in any Person engaged in any business related to or ancillary to the provision of healthcare services or the operation of a Healthcare Facility, so long as the aggregate amount of all Investments made after the Third Amendment and Restatement Effective Date pursuant to this clause (e) outstanding at any time shall not exceed the greater of (x) $200,000,000 and (y) 5.25% of Consolidated Total Assets determined as of the date of the most recent Investment in reliance on this clause (e);

(f) Guarantees by the Borrower or any of the Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations of the Borrower and its Restricted Subsidiaries that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(g) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(h) the licensing or contribution of Intellectual Property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business;

(i) Investments in the ordinary course of business consisting of UCC Article 3 endorsements for collection or deposit and UCC Article 4 customary trade arrangements with customers consistent with past practices;

(j) Investments made to repurchase or retire Equity Interests of the Borrower owned by any employee stock ownership plan or key employee stock ownership plan of the Borrower in an aggregate amount not to exceed $5,000,000 in any Fiscal Year;

(k) Investments in Interest Rate Agreements permitted under Section 7.01; and

(l) Investments in Cornerstone of required amounts notified to the Borrower in writing from time to time by (i) the insurance regulatory authorities in the Cayman Islands or (ii) the Internal Revenue Service pursuant to applicable treasury rules or regulations or interpretations thereof; provided that the Borrower shall promptly upon receipt of any such notice forward a copy thereof to the Agent.

“Permitted Liens” means Liens permitted to exist under Section 7.02.

“Permitted Pari Passu Notes or Junior Lien Indebtedness” means Indebtedness of the Borrower and any Guarantor; provided that such Indebtedness (a) (x) is in the form of first lien secured notes secured only by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Secured Obligations and is not secured by any property or assets of the Borrower or any Guarantor other than the Collateral or (y) in the form of junior lien or second lien notes or loans secured only by the Collateral on a second lien or more junior lien basis with the Secured Obligations and is not secured by any property or assets of the Borrower or any Guarantor other than the Collateral, (b) does not mature or have scheduled amortization or payments of principal and is not subject to mandatory redemption or prepayment (except customary asset sale or change of control provisions), in each case prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, (c) has covenants, events of default and remedies no more restrictive (taken as a whole) to the Borrower than the terms of this Agreement, (d) the security agreements relating to such Indebtedness are substantially the same as the Collateral Documents and (e) is not guaranteed by any Subsidiaries of the Borrower other than the Credit Parties; provided, further, that the Borrower shall have delivered a certificate of a Financial Officer to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has reasonably determined in good faith that such terms and conditions satisfy the foregoing requirements (and such certificate shall be conclusive evidence that such terms and conditions satisfy the foregoing requirements unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees)); provided, further, that a Senior Representative acting on behalf of the holders of such Indebtedness shall enter into (i) in the case of first lien secured notes, (x) the ABL Intercreditor Agreement in accordance with the terms thereof or otherwise in a manner reasonably satisfactory to the Collateral Agent and the ABL Collateral Agent and (y) the First Lien Intercreditor Agreement or (ii) in the case of junior lien secured notes or junior lien loans (x) the ABL Intercreditor Agreement in accordance with the terms thereof or otherwise in a manner reasonably satisfactory to the Collateral Agent and the ABL Collateral Agent and (y) the Second Lien Intercreditor Agreement.

“Permitted Pari Passu Term Loan Indebtedness” means Indebtedness of the Borrower and any Guarantor; provided that such Indebtedness (a) is in the form of first lien loans secured only by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Secured Obligations and is not secured by any property or assets of the Borrower or any Guarantor other than the Collateral, (b) does not mature or have scheduled amortization or payments of principal and is not subject to mandatory redemption or prepayment (except customary asset sale or change of control provisions), in each case prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, (c) has covenants, events of default and remedies no more restrictive (taken as a whole) to the Borrower than the terms of this Agreement, (d) the security agreements relating to such Indebtedness are substantially the same as the Collateral Documents and (e) is not guaranteed by any Subsidiaries of the Borrower other than the Credit Parties; provided, further, that the Borrower shall have delivered a certificate of a Financial Officer to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has reasonably determined in good faith that such terms and conditions satisfy the foregoing requirements (and such certificate shall be conclusive evidence that such terms and conditions satisfy the foregoing requirements unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees)); provided, further, that a Senior Representative acting on behalf of the holders of such Indebtedness shall enter into (i) the ABL Intercreditor Agreement in accordance with the terms thereof or otherwise in a manner reasonably satisfactory to the Collateral Agent and the ABL Collateral Agent and (ii) the First Lien Intercreditor Agreement.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (i) the principal amount

(or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to any interest capitalized in connection with, any premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized and undrawn letters of credit thereunder or as otherwise permitted pursuant to Section 7.01, (ii) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or longer than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (iii) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Secured Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Secured Obligations on terms at least as favorable on the whole to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (iv) the financial covenants and events of default of any such modified, refinanced, refunded, renewed or extended Indebtedness are not, taken as a whole, materially more restrictive to the Credit Parties than the financial covenants and events of default of the Indebtedness being modified, refinanced, refunded, renewed or extended, (v) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor on the Indebtedness being modified, refinanced, refunded, renewed or extended and (vi) at the time thereof, no Default shall have occurred and be continuing.

“Permitted Second Priority Refinancing Debt” means secured Indebtedness incurred by the Borrower in the form of one or more series of second lien secured notes or second lien secured loans; provided that (i) such Indebtedness is secured by the Collateral on a second lien, subordinated basis to the Secured Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt and is not secured by any property or assets of the Borrower or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Term Loans, (iii) such Indebtedness does not mature or have scheduled amortization or payments of principal and is not subject to mandatory redemption or prepayment (except customary asset sale or change of control provisions), in each case prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, (iv) the security agreements relating to such Indebtedness are substantially the same as the Collateral Documents, (v) such Indebtedness is not guaranteed by any Subsidiaries other than the Guarantors and (vi) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to (i) the ABL Intercreditor Agreement in accordance with the terms thereof or otherwise in a manner reasonably satisfactory to the Collateral Agent and the ABL Collateral Agent and (ii) the Second Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted Second Priority Refinancing Debt incurred by the Borrower, then the Borrower, the Guarantors, the Administrative Agent and the Senior Representatives for such Indebtedness shall have executed and delivered the Second Lien Intercreditor Agreement. Permitted Second Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Unsecured Refinancing Debt” means unsecured Indebtedness incurred by the Borrower or any Guarantor in the form of one or more series of senior unsecured notes or loans; provided that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Term Loans (including portions of tranches of Term Loans or Other Term Loans), (ii) such Indebtedness does not mature or have scheduled amortization or payments of principal and is not subject to mandatory redemption or prepayment (except customary asset sale or change of control provisions), in each case prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, (iii) such Indebtedness is not guaranteed by any Restricted Subsidiaries other than the Guarantors and (iv) such Indebtedness is not secured by any Lien on any property or assets of the Borrower or any Restricted Subsidiary.

Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Pro Forma Basis” means, with respect to the Third Amendment and Restatement Effective Date Transactions or any proposed acquisition, investment, distribution or any other action which requires compliance with any test or covenant hereunder, compliance as of the transaction date will be determined giving the following pro forma effect to the Third Amendment and Restatement Effective Date Transactions or such proposed acquisition investment, distribution or any such other action:

(a) pro forma effect will be given to any Indebtedness incurred during or after the Reference Period to the extent the Indebtedness is outstanding or is to be incurred on the transaction date as if the Indebtedness had been incurred on the first day of the Reference Period;

(b) pro forma calculations of interest on Indebtedness bearing a floating interest rate will be made as if the rate in effect on the transaction date (taking into account any Interest Rate Agreement applicable to the Indebtedness if the Interest Rate Agreement has a remaining term of at least 12 months) had been the applicable rate for the entire Reference Period;

(c) Consolidated Interest Expense related to any Indebtedness no longer outstanding or to be repaid or redeemed on the transaction date, except for Consolidated Interest Expense accrued during the Reference Period under this Agreement to the extent of the Term Commitments in effect on the transaction date, will be excluded; and

(d) pro forma effect will be given to

(i) the creation, designation or redesignation of Restricted and Unrestricted Subsidiaries, and

(ii) the acquisition or disposition of companies, divisions or lines of businesses by the Borrower and its Restricted Subsidiaries, including any acquisition or disposition of a company, division or line of business since the beginning of the Reference Period by a Person that became a Restricted Subsidiary after the beginning of the Reference Period that have occurred since the beginning of the Reference Period as if such events had occurred, and, in the case of any disposition, the proceeds thereof applied, on the first day of the Reference Period.

For purposes of determining Consolidated Interest Expense, Consolidated Rental Expense, Consolidated Senior Secured Indebtedness and Consolidated Total Indebtedness, any discontinuation of discontinued operations as defined under Financial Accounting Standards Board Accounting Standards Codification 205-20 occurring during the Reference Period shall be given effect in accordance with that standard. To the extent that pro forma effect is to be given to an acquisition or disposition of a company, division or line of business, the pro forma calculation will be based upon the most recent four full Fiscal Quarters for which the relevant financial information is available (including cost savings to the extent such cost savings would be consistent with the definition of “Consolidated EBITDA”).

“Pro Forma Financial Statements” has the meaning assigned to such term as defined in this Agreement as in effect on the Closing Date.

“Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Loans of such Lender under this Agreement at such time and the denominator of which is the amount of the aggregate amount of Loans under this Agreement at such time.

“Property Investment Losses” means, with respect to any Specified Property specified in clause (ii) of the definition thereof, the excess, if any, of the purchase price paid for such Specified Property over the cash and non-cash consideration received by the Borrower or any of its Subsidiaries upon the disposition of such Specified Property; provided that, if the disposition of such Specified Property is not consummated within 24 months of the date of acquisition thereof, the excess, if any, of the purchase price paid for such Specified Property over the fair market value thereof as of the most recently ended Fiscal Quarter, as determined by the Borrower in good faith, shall be deemed Property Investment Losses with respect to such Specified Property.

“Qualification” means, with respect to any report of independent public accountants covering financial statements, a qualification to such report (such as a “subject to” or “except for” statement therein) (i) resulting from a limitation on the scope of examination of such financial statements or the underlying data, (ii) as to the capability of the Person whose financial statements are being examined to continue operations as a going concern or (iii) which could be eliminated by changes in financial statements or notes thereto covered by such report (such as, by the creation of or increase in a reserve or a decrease in the carrying value of assets); provided that (x) any qualification relating to the Borrower’s ability to continue to operate as a going concern shall be a “Qualification” and (y) none of the following shall constitute a Qualification: (a) a consistency exception relating to a change in accounting principles with which the independent public accountants for the Person whose financial statements are being examined have concurred, (b) a qualification relating to the outcome or disposition of any threatened litigation, pending litigation being contested in good faith, pending or threatened claims or other contingencies, the impact of which litigation, claims, contingencies or uncertainties cannot be determined with sufficient certainty to permit quantification in such financial statements or (c) a qualification in connection with a report of such independent certified public accountants as to the Borrower’s internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

“Qualified Equity Interests” means all Equity Interests of a Person other than Disqualified Equity Interests.

“Qualifying Lender” has the meaning specified in Section 2.08(a)(ii)(D)(3).

“Quarterly Measurement Date” means the last day of a Fiscal Quarter.

“Reference Period” has the meaning assigned thereto in the definition of “Fixed Charge Coverage Ratio.”

“Refinanced Debt” has the meaning set forth in the definition of “Credit Agreement Refinancing Indebtedness.”

“Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.19.

“Register” has the meaning set forth in Section 10.04.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, as amended, substantially identical notes (having the same Guaranty Obligation) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“RehabCare” has the meaning set forth in the recitals hereto.

“RehabCare Acquisition” has the meaning set forth in the recitals hereto.

“Rejection Notice” has the meaning assigned to such term in Section 2.08(b).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility.

“Repricing Transaction” means the prepayment or refinancing of all or a portion of the Loans with the incurrence by any Credit Party of any long-term bank debt financing incurred for the primary purpose of repaying, refinancing, substituting or replacing the Loans and having a weighted average yield (as reasonably determined by the Administrative Agent consistent with generally accepted financial practice) that is less than the weighted average yield (as reasonably determined by the Administrative Agent on the same basis) of the Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the weighted average yield of the Loans, in each case giving effect to interest rate margins, interest rate, original issue discount, upfront fees (assuming, in the case of original issued discount and upfront fees, a four-year life to maturity) and LIBO Rate and Alternate Base Rate floors (but not customary commitment, arrangement or underwriting fees), but which, for the avoidance of doubt, does not include any prepayment or refinancing in connection with a change of control of the Borrower.

“Required Lenders” means, at any time, Lenders the sum of whose Loans (or, prior to the funding of the Term Loans, Term Commitments) constitute greater than 50% of the sum of the total outstanding Loans (or Term Commitments, as the case may be).

“Requirements of Law” means, collectively, any and all applicable requirements of any Governmental Authority including any and all laws, judgments, orders, executive orders, decrees, ordinances, rules, regulations, statutes, case law or treaties.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Restricted Subsidiary (except dividends payable solely in Equity Interests of the same class), or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Restricted Subsidiary.

“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary; the initial Restricted Subsidiaries as of the Third Amendment and Restatement Effective Date are identified on Schedule 1.01B hereto.

“S&P” means Standard & Poor’s.

“Sale and Leaseback Transaction” means, with respect to any Person, an arrangement whereby such Person enters into a lease of property previously transferred by such Person to the lessor.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions that broadly prohibit dealings and transactions with that country or territory (currently, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“SEC” means the United States Securities and Exchange Commission.

“Second Amended and Restated Credit Agreement” means this Agreement, as in effect immediately prior to the Third Amendment and Restatement Effective Date.

“Second Amendment and Restatement Agreement” means that certain Second Amendment and Restatement Agreement, dated as of August 21, 2013, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Second Amendment and Restatement Lead Arranger and Bookrunner” means J.P. Morgan Securities LLC, in its capacity as lead arranger and bookrunner in connection with the Second Amendment and Restatement Agreement.

“Second Amendment and Restatement Date” means August 21, 2013.

“Second Lien Intercreditor Agreement” means the Second Lien Intercreditor Agreement substantially in the form of Exhibit G with such modifications thereto as the Administrative Agent and Collateral Agent may reasonably agree, or in such other form as the Collateral Agent, the Administrative Agent, the ABL Collateral Agent, as applicable, and the Borrower may agree (which form shall be, where relevant, substantially consistent with the ABL Intercreditor Agreement), in each case, among the Administrative Agent, the Collateral Agent, the ABL Collateral Agent, as applicable, and one or more Senior Representatives for holders of Permitted Second Priority Refinancing Debt.

“Secured Obligations” has the meaning set forth in Section 1 of the Security Agreement.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Security Agreement” means the Guarantee and Security Agreement among the Credit Parties and the Agent, substantially in the form of Exhibit C hereto, as amended or supplemented from time to time.

“Security Agreement Supplement” means a Security Agreement Supplement, substantially in the form of Exhibit A to the Security Agreement, whereby the Borrower or a Subsidiary Guarantor grants (or confirms its grant of) a Security Interest in additional Collateral to the Agent and, if the grantor of such Security Interest is a Subsidiary that is not already a party to the Security Agreement, such Subsidiary becomes a party thereto.

“Security Interests” has the meaning set forth in Section 1 of the Security Agreement.

“Senior Notes” means $500,000,000 in aggregate principal amount of the Borrower’s 6.375% senior unsecured notes due 2022 issued on the Third Amendment and Restatement Effective Date and any notes issued in exchange therefor pursuant to the registration rights agreement entered into in connection therewith.

“Senior Representative” means, with respect to any series of Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt, Permitted Pari Passu Notes or Junior Lien Indebtedness or any Permitted Pari Passu Term Loan Indebtedness, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Senior Secured Leverage Ratio” means, with respect to any Reference Period, the ratio of (x) Consolidated Senior Secured Indebtedness as of the last day of such Reference Period to (y) Consolidated EBITDA for such Reference Period; provided that, Cornerstone shall be disregarded for purposes of determining the Senior Secured Leverage Ratio. Such calculation shall be made on a Pro Forma Basis.

“Solicited Discount Proration” has the meaning specified in Section 2.08(a)(ii)(D)(3).

“Solicited Discounted Prepayment Amount” has the meaning specified in Section 2.08(a)(ii)(D)(1).

“Solicited Discounted Prepayment Notice” means a written notice of the Borrower’s Solicited Discounted Prepayment Offers made pursuant to Section 2.08(a)(ii)(D) substantially in the form of Exhibit N.

“Solicited Discounted Prepayment Offer” means the written offer by each Lender, substantially in the form of Exhibit Q, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.

“Solicited Discounted Prepayment Response Date” has the meaning specified in Section 2.08(a)(ii)(D)(1).

“Specified Discount” has the meaning specified in Section 2.08(a)(ii)(B)(1).

“Specified Discount Prepayment Amount” has the meaning specified in Section 2.08(a)(ii)(B)(1).

“Specified Discount Prepayment Notice” means a written notice of the Borrower’s Offer of Specified Discount Prepayment made pursuant to Section 2.08(a)(ii)(B) substantially in the form of Exhibit P.

“Specified Discount Prepayment Response” means the written response by each Lender, substantially in the form of Exhibit R, to a Specified Discount Prepayment Notice.

“Specified Discount Prepayment Response Date” has the meaning specified in Section 2.08(a)(ii)(B)(1).

“Specified Discount Proration” has the meaning specified in Section 2.08(a)(ii)(B)(3).

“Specified Joint Ventures” means the joint ventures of RehabCare listed on Schedule 1.01J.

“Specified Properties” means (i) the Healthcare Facilities and other assets listed on Schedule 1.01H and (ii) any property acquired after the Closing Date pursuant to a Ventas Property Investment or any other healthcare properties held for resale, except to the extent the aggregate amount of Property Investment Losses incurred in respect thereof since the Closing Date exceeds $150,000,000.

“Specified Representations” means the representations set forth in Sections 3.01, 3.02, 3.03, 3.04, 3.10, 3.15, 3.18, 3.22 and 3.23.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve

Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Submitted Amount” has the meaning specified in Section 2.08(a)(ii)(C)(1).

“Submitted Discount” has the meaning specified in Section 2.08(a)(ii)(C)(1).

“Subordinated Indebtedness” means Indebtedness of Borrower or any Subsidiary Guarantor that is by its terms subordinated in right of payment to any of the Obligations of Borrower and such Subsidiary Guarantor; provided that no Indebtedness shall be deemed Subordinated Indebtedness solely by virtue of the fact that such Indebtedness is secured by a Lien on any Collateral that is subordinated to the Lien on the Collateral securing the Secured Obligations if such Indebtedness is not otherwise subordinated in right of payment to any of the Obligations.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, a “Subsidiary” means a subsidiary of the Borrower.

“Subsidiary Guarantor” means each Restricted Subsidiary listed on the signature pages of the Security Agreement under the caption “Subsidiary Guarantors” and each Subsidiary that shall, at any time after the Closing Date, become a Subsidiary Guarantor pursuant to Section 26 of the Security Agreement.

“Subsidiary Guaranty” means a guaranty by a Subsidiary Guarantor that the Borrower will perform its Obligations under the Financing Documents, such guaranty to be set forth in the Security Agreement.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax and penalties applicable thereto.

“Temporary Cash Investment” means any investment in (i) securities issued, or directly and fully guaranteed or insured, by the United States or any agency or instrumentality thereof; provided that the full faith and credit of the United States or one of its agencies is pledged in support thereof, (ii) time deposit accounts, bankers’ acceptances, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by any office located in the United States of a bank or trust company which is organized or licensed under the laws of the United States or any State thereof and which bank or trust company has capital, surplus and undivided profits aggregating more than $1,000,000,000 and has outstanding debt which is rated “P-1” (or higher) by Moody’s or “A-1” (or higher) by S&P or any money-market fund sponsored by a registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with an office located in the United States of a bank or trust company meeting the qualifications described in clause (ii) above, (iv) commercial paper, maturing not more than 180 days after the date of acquisition, issued by a corporation (other than any Ventas Company, any Kindred Company or any Affiliate thereof) organized under the laws of the United States or any

State thereof with a rating, at the date of acquisition, of “P-1” (or higher) by Moody’s or “A-1” (or higher) by S&P, (v) securities with maturities of six months or less from the date of acquisition issued or fully and unconditionally guaranteed by any State, commonwealth or territory of the United States, or by a political subdivision or taxing authority thereof, and rated at least “P-1” (or higher) by Moody’s or “A-1” (or higher) by S&P, (vi) money market funds which invest substantially all of their assets in securities described in the preceding clauses (i) through (v), and (vii) corporate bonds issued by a corporation (other than any Ventas Company, any Kindred Company or any Affiliate thereof) organized under the laws of the United States or any State thereof with a rating of “A2” (or higher) by Moody’s or “A” (or higher) by S&P, maturing within 60 months from the date of acquisition; provided that the aggregate market value of investments of the type described in clauses (iv) and (vii) shall be limited at all times to no more than 40% of the aggregate market value of all Temporary Cash Investments at such time, and the aggregate market value of such investments in any one issuer shall be limited at all times to no more than 5% of the aggregate market value of such investments at such time.

“Term Commitment” means, as to each Term Lender, its obligation to make a Term Loan to the Borrower pursuant to Section 2.01 in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 or as separately agreed among such Term Lender that holds Existing Term Loans and the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners. The aggregate amount of the Term Commitments is $1,000,000,000 on the Third Amendment and Restatement Effective Date.

“Term Lender” means, at any time, any Lender that has an outstanding Term Loan.

“Term Loan” means a Loan made pursuant to Section 2.01 (including a Term Loan made pursuant to the Third Amendment and Restatement Agreement).

“Term Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit D, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Term Loans made by such Lender.

“Third Amendment and Restatement Agreement” means that certain Third Amendment and Restatement Agreement, dated as of April 9, 2014, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Third Amendment and Restatement Joint Lead Arrangers and Bookrunners” means J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and GE Capital Markets, Inc., each in its capacity as joint lead arranger and bookrunner in connection with the Third Amendment and Restatement Agreement.

“Third Amendment and Restatement Effective Date” means April 9, 2014.

“Third Amendment and Restatement Effective Date Transactions” means the borrowing of the Term Loans under this Agreement on the Third Amendment and Restatement Effective Date, the Existing Term Loan Refinancing, the effectiveness of the Third Amendment and Restatement Agreement, the repayment of the ABL Loans outstanding under the ABL Facility, the effectiveness of the ABL Facility, the issuance of the Senior Notes on the Third Amendment and Restatement Effective Date and the payment of fees and expenses related to the foregoing.

“Total Leverage Ratio” means, with respect to any Reference Period, the ratio of (i) (x) Consolidated Total Indebtedness as of the last day of such Reference Period plus (y) Consolidated Rental Expense for such period multiplied by 6 to (ii) Consolidated EBITDAR for such Reference Period; provided that, Cornerstone shall be disregarded for purposes of determining the Total Leverage Ratio. The foregoing calculation shall be made on a Pro Forma Basis.

“Transactions” means the entry into this Agreement, the borrowing of the Original Term Loans, the consummation of the RehabCare Acquisition, the buyout of minority interests of certain Subsidiaries of RehabCare, the repayment and termination of the Existing Kindred Credit Facility and Existing RehabCare Credit Facility, the issuance of the Existing Senior Notes, the entering into of the Original ABL Facility and the issuance of letters of credit thereunder.

“Type” refers to whether the rate of interest on any Loan, or on any Loans comprising a Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“UCC” has the meaning set forth in Section 1 of the Security Agreement.

“U.S. Lender” means any Lender that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title I of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

“United States” means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

“Unrestricted Subsidiary” means Cornerstone, each Excluded Partnership, each Specified Joint Venture, and each other Subsidiary of the Borrower that at the time of determination has previously been designated, and continues to be, an Unrestricted Subsidiary in accordance with Section 5.06.

“Ventas” means Ventas, Inc., a Delaware corporation.

“Ventas Company” means Ventas or any Subsidiary of Ventas.

“Ventas Property Investment” means an acquisition from a Ventas Company of any healthcare facility previously leased by the Borrower or any of its Subsidiaries pursuant to the Master Lease Agreements, which, after such acquisition, is held for resale.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness or Disqualified Equity Interests, as the case may be, at any date, the quotient obtained by dividing (1) the sum of the products of the number of years (calculated to the nearest one-twelfth) from the date of determination to the date of each remaining scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Equity Interests, including payment or redemption at final maturity, multiplied by the amount of such payment, by (2) the sum of all such payments.

“Wholly Owned Subsidiary” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable law) are owned by such Person and/or by one or more Wholly Owned Subsidiaries of such Person.

Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by their Type. Borrowings also may be classified and referred to by Type.

Section 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, (x) all leases of the Borrower and its Restricted Subsidiaries that are treated as operating leases for purposes of GAAP on the Closing Date shall continue to be accounted for as operating leases for all purposes of the Agreement regardless of any change to GAAP following the Closing Date which would otherwise require such leases to be treated as Capital Leases and (y) in addition to the foregoing clause (x), if the Borrower notifies the Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 820 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value,” as defined therein.

ARTICLE 2

THE CREDITS

Section 2.01. Term Commitments. Subject to and upon the terms and conditions set forth herein and in the Third Amendment and Restatement Agreement, each Lender severally agrees to make Term Loans to the Borrower in the amount of its Term Commitment, which (i) shall be incurred pursuant to a single Borrowing on the Third Amendment and Restatement Effective Date, (ii) shall be made and maintained in dollars and (iii) at the option of the Borrower, shall be incurred and maintained as, and/or converted into, ABR Loans or LIBO Rate Loans. Once repaid, Term Loans incurred hereunder may not be reborrowed.

Section 2.02. Loans and Borrowings.

(a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Term Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Term Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.11, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $25,000,000 unless such Eurodollar Borrowing results from a continuation of an outstanding Eurodollar Borrowing or represents the total outstanding amount of the Loans. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $25,000,000 unless such ABR Borrowing results from a continuation of an outstanding ABR Borrowing or represents the total outstanding amount of the Loans. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Borrowing Request in a form approved by the Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the aggregate amount of the requested Borrowing;

(ii) the date of such Borrowing, which shall be a Business Day;

(iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v) the location and number of the Borrower’s account (or such other account as the Borrower may specify) to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04. Funding of Borrowings.

(a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Agent most recently designated by it for such purpose by notice to the Lenders. The Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Agent in New York City and designated by the Borrower in the Borrowing Request.

(b) Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender’s share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.04 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and the Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

Section 2.05. Interest Elections.

(a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.05. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall notify the Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Interest Election Request in a form approved by the Agent and signed by the Borrower.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.”

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.06. Termination of Term Commitments. The Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term Lender’s Term Loans pursuant to Section 2.01.

Section 2.07. Repayment of Loans; Evidence of Indebtedness.

(a) The Borrower shall repay to the Administrative Agent for the ratable account of each Term Lender, in quarterly installments on the last Business Day of each March, June, September and December, commencing with the first full quarter after the Third Amendment and Restatement Effective Date, a principal amount in respect of the Term Loans equal to 0.25% of the original principal amount of the Term Loans with the final installment on the Maturity Date equal to the remaining outstanding amount of the Term Loans.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

Any Lender may request that Loans made by it be evidenced by a Term Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Term Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Agent. Thereafter, the Loans evidenced by such Term Note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.08. Prepayment of Loans.

(a) Voluntary.

(i) The Borrower shall have the right at any time and from time to time to voluntarily prepay any Borrowing in whole or in part without premium or penalty, subject to clause (c) below, upon notice to the Agent by telephone (confirmed by telecopy) (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of prepayment. In either case, such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice, the Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. In the case of each prepayment of Loans pursuant to this Section 2.08(a)(i), the Borrower may in its sole discretion select the Loans (and the order of maturity of principal payments) to be repaid, and such payment shall be paid to the appropriate Lenders in accordance with their respective Pro Rata Share of such Loans. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10.

(ii) Notwithstanding anything in any Collateral Document to the contrary, so long as (x) no Default or Event of Default has occurred and is continuing and (y) purchases or payments of Term Loans pursuant to this Section 2.08(a)(ii) are not funded with the proceeds of the loans incurred under the ABL Facility, the Borrower may (i) purchase outstanding Term Loans on a non-pro rata basis through open market purchases or (ii) prepay the outstanding Term Loans, which shall, in each case, for the avoidance of doubt, be automatically and permanently canceled immediately upon acquisition by the Borrower, and in the case of this clause (ii) only, which shall be prepaid on the following basis:

(A) The Borrower shall have the right to make a voluntary prepayment of Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Term Loan Prepayment”), in each case made in accordance with this Section 2.08(a)(ii); provided that the Borrower shall not initiate any action under this Section 2.08(a)(ii) in order to make a Discounted Term Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the Applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers.

(B) (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Term Lender with respect to any class of Term Loans on an individual class basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable class of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.08(a)(ii)(B)), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Agent (or its delegate) by a date selected by the Borrower that is no earlier than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Specified Discount Prepayment Response Date”).

(2) Each Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its outstanding Term Loans of the applicable class at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount of such Lender’s Term Loans of the applicable class to be prepaid at such Offered Discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.

(3) If there is at least one Discount Prepayment Accepting Lender, the Borrower will make a prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and classes of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2) above; provided that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the classes of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, class and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and such Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(C) (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Term Lender with respect to any class of Term Loans on an individual class basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the class or classes of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each relevant class of Term Loans willing to be prepaid by the Borrower (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different classes of Term Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section 2.08(a)(ii)(C)), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on a Business Day specified by the Borrower which shall be no earlier than the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”). Each Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable class or classes and the maximum aggregate principal amount and classes of such Lender’s Term Loans (the “Submitted Amount”) such Term Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

(2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the Applicable Discount Range Prepayment Response Date and shall determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C).

(3) The Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a “Participating Lender”).

(4) If there is at least one Participating Lender, the Borrower will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the classes specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and classes of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and classes of such Term Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(D) (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Lender with respect to any class of Term Loans on an individual class basis, (II) any such notice shall specify the maximum aggregate amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the class or classes of Term Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different classes of Term Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section 2.08(a)(ii)(D)), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and classes of such Term Loans (the “Offered Amount”) such Term Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount.

(2) The Auction Agent shall promptly provide the Borrower with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. The Borrower shall review all such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Borrower (the “Acceptable Discount”), if any. If the Borrower elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third (3rd) Business Day after the date of receipt by the Borrower from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the Borrower shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Borrower by the Acceptance Date, the Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the classes of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the Borrower at the Acceptable Discount in accordance with this Section 2.08(a)(ii)(D). If the Borrower elects to accept any Acceptable Discount, then the Borrower agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Term Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Borrower will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the classes specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited

Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the Borrower of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the classes to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the classes of such Term Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(E) In connection with any Discounted Term Loan Prepayment, the Borrower and the Term Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses from the Borrower in connection therewith.

(F) If any Term Loan is prepaid in accordance with subsections (B) through (D) above, the Borrower shall prepay such Term Loans on the Discounted Prepayment Effective Date. The Borrower shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 12:00 p.m., New York time, on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant class(es) of Loans on a pro rata basis across such installments. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Term Loans pursuant to this Section 2.08(a)(ii) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Term Loans of such Lenders in accordance with their respective Pro Rata Share or other applicable share provided for under this Agreement. The aggregate principal amount of the Classes and installments of the relevant Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the classes of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment. In connection with each prepayment pursuant to this Section 2.08(a)(ii), the Borrower shall make a customary representation to the assigning or assignee Term Lenders, as applicable, that it does not possess material non-public information (or material information of the type that would not be public if the Borrower were a publicly-reporting company) with respect to the Borrower and its Subsidiaries that either (1) has not been disclosed to the Term Lenders generally (other than Term Lenders that have elected not to receive such information) or (2) if not disclosed to the Term Lenders, would reasonably be expected to have a material effect on, or otherwise be material to (A) a Term Lender’s decision to participate in any such Discounted Term Loan Prepayment or (B) the market price of such Term Loans (for the avoidance of doubt, no such representation will be required in the case of open market purchases by Affiliated Lenders, which may possess such material non-public information), or shall make a statement that such representation cannot be made.

(G) To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.08(a)(ii), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.

(H) Notwithstanding anything in any Collateral Document to the contrary, for purposes of this Section 2.08(a)(ii), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(I) Each of the Borrower and the Term Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.08(a)(ii) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.08(a)(ii) as well as activities of the Auction Agent. In the event the Administrative Agent is not the Auction Agent with respect to any Discounted Term Loan Prepayment, the Administrative Agent may conclusively rely on any determination by the Auction Agent and shall have no liability to the Borrower, the Auction Agent or any Lender in connection therewith.

(J) The Borrower shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by the Borrower to make any prepayment to a Lender, as applicable, pursuant to this Section 2.08(a)(ii) shall not constitute a Default or Event of Default under Section 8.01 or otherwise).

(b) Mandatory.

(i) Within ten Business Days following each date on which the Borrower and/or any of its Restricted Subsidiaries receives any proceeds from (x) any incurrence of Indebtedness (excluding any Indebtedness permitted to be incurred pursuant to Section 7.01) or (y) the issuance of any Disqualified Equity Interests, in each case, after the Third Amendment and Restatement Effective Date, an amount equal to 100% of the Net Cash Proceeds therefrom in accordance with the requirements of Section 2.08(b)(iv).

(ii) Within ten Business Days following each date on which the Borrower and/or any of its Restricted Subsidiaries receives Net Cash Proceeds (A) from a disposition of any property or assets in an Asset Sale occurring after the Third Amendment and Restatement Effective Date or (B) with respect to any Casualty Event occurring after the Third Amendment and Restatement Effective Date, an amount equal to 100% of the Net Cash Proceeds therefrom shall be applied as a mandatory repayment in accordance with the requirements of Section 2.08(b)(iv).

(iii) Within 15 days after financial statements have been delivered pursuant to Section 5.01(a) (commencing with Fiscal Year ending December 31, 2014) and the related compliance certificate has been delivered pursuant to Section 5.01(c), the Borrower shall cause to be prepaid Loans equal to (A) the Applicable ECF Percentage of Excess Cash Flow, if any, for the Fiscal Year covered by such financial statements minus (B) the aggregate principal amount of all voluntary prepayments of Loans and ABL Loans (in the case of the ABL Loans, only to the extent accompanied by a corresponding permanent reduction to the “Commitments” as defined in the ABL Facility) during such period, in each case to the extent such prepayments are not funded with proceeds of Indebtedness, shall be applied as a mandatory repayment in accordance with the requirements of Section 2.08(b)(iv).

(iv) Subject to Section 2.08(b)(v), each prepayment of Loans pursuant to this Section 2.08(b) shall be applied pro rata among the Loans. Each prepayment of any tranche of Loans pursuant to Section 2.08(b) shall be applied to such tranche first, to accrued interest and fees due on the amount of the prepayment of such Loans; second, to the scheduled installments thereof occurring within the immediately succeeding eight fiscal quarters in the direct order of maturity thereof; and third, to the applicable remaining installments due pursuant to Section 2.07 on a pro rata basis, in each case, to be allocated among the appropriate Lenders in accordance with such Lenders’ respective Pro Rata Share. Notwithstanding the foregoing, with respect to the Net Cash Proceeds of an event described in Section 2.08(b) (ii), the Borrower may use a portion of such Net Cash Proceeds to prepay or repurchase Permitted Pari Passu Notes or Junior Lien Indebtedness or Permitted Pari Passu Term Loan Indebtedness with a Lien on the Collateral ranking pari passu with the Lien securing the Secured Obligations to the extent any Permitted Pari Passu Notes or Junior Lien Indebtedness or Permitted Pari Passu Term Loan Indebtedness requires the issuer or borrower thereof to prepay or make an offer to purchase such Permitted Pari Passu Notes or Junior Lien Indebtedness or Permitted Pari Passu Term Loan Indebtedness with the proceeds of such event described Section 2.08(b)(ii), in each case in amount not to exceed the product of (x) the amount of Net Cash Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of Permitted Pari Passu Notes or Junior Lien Indebtedness or Permitted Pari Passu Term Loan Indebtedness with a Lien on the Collateral ranking pari passu with the Liens securing the Secured Obligations and with respect to which such a requirement to prepay or make an offer to purchase exists and the denominator of which is the sum of the outstanding principal amount of such Permitted Pari Passu Notes or Junior Lien Indebtedness and/or Permitted Pari Passu Term Loan Indebtedness and the outstanding principal amount of Term Loans.

(v) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clause (i)(y), (ii) or (iii) of this this Section 2.08(b) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s prepayment notice and of such Lender’s Pro Rata Share of the prepayment. Each Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clause (i)(y), (ii) or (iii) of this Section 2.08(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. (New York time) one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory prepayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory repayment of Term Loans. Subject to any requirements of any other Indebtedness, any Declined Proceeds remaining after offering such Declined Proceeds to Lenders in accordance with the terms hereof may be retained by the Borrower.

(c) Premium. In the event that, on or prior to the six month anniversary of the Third Amendment and Restatement Effective Date, the Borrower (x) makes any prepayment of Loans in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.00% of the principal amount of the Loans being prepaid or refinanced.

Section 2.09. Fees. The Borrower agrees to pay on the Third Amendment and Restatement Effective Date to the Agent for the account of each Lender party to this Agreement on the Third Amendment and Restatement Effective Date, as fee compensation for the funding of such Lender’s Term Loan, a closing fee (the “Closing Fee”) in an amount equal to 0.25% of such Lender’s Term Loan made on the Third Amendment and Restatement Effective Date. Such Closing Fee will, to the extent such Lender funds its Term Loan, be in all respects fully earned, due and payable on the Third Amendment and Restatement Effective Date and non-refundable and non-creditable thereafter and, in the case of the Term Loans, such Closing Fee shall be netted against Term Loans made by such Lender.

Section 2.10. Interest.

(a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Notwithstanding the foregoing, all amounts outstanding hereunder and not paid when due in accordance with the provisions hereof shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.10 or (ii) in the case of any other overdue amount (including overdue interest), 2% per annum plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section 2.10.

(d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.10 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error.

(f) For the avoidance of doubt, in respect of periods prior to the Third Amendment and Restatement Effective Date, interest on the Loans shall accrue at the rate previously in effect hereunder prior to giving effect to the Third Amendment and Restatement Agreement.

Section 2.11. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a) the Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(b) the Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

Section 2.12. Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate);

(ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender; or

(iii) impose any additional Tax liability (other than in respect of any Excluded Taxes, any Taxes excluded from Other Taxes pursuant to the definition thereof, or any Indemnified Taxes or Other Taxes indemnified under Section 2.14) with respect to any Financing Document or any of its obligations thereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable thereunder;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender, as the case may be, for such additional costs incurred or reduction suffered; provided that such amounts under clauses (i), (ii) and (iii) above shall only be payable by the Borrower to the applicable Lender under this Section 2.12(a) so long as the Lender imposes such charges under other syndicated credit facilities involving similarly situated borrowers that such Lender is a lender under.

(b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered; provided that such amounts shall only be payable by the Borrower to the applicable Lender under this Section 2.12(b) so long as the Lender imposes such charges under other syndicated credit facilities involving similarly situated borrowers that such Lender is a lender under.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 2.12 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(a) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

Section 2.14. Taxes.

(a) Any and all payments by or on account of any obligation of any Credit Party under any Financing Document shall (except as required by applicable law) be made free and clear of and without deduction for any Taxes; provided that if any Credit Party or other applicable withholding agent shall be required to deduct any Taxes from such payments, then (i) if such Tax is an Indemnified Tax or Other Tax, the sum payable by the applicable Credit Party shall be increased as necessary so that after all required deductions have been made (including deductions applicable to additional sums payable under this Section 2.14) the Agent or Lender, as applicable, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent shall make such deductions and (iii) the applicable withholding agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) The Borrower shall indemnify the Administrative Agent and each Lender (each, a “Tax Indemnitee”), within 10 days after written demand therefor, for any Indemnified Taxes imposed on or with respect to any payment by or on account of any obligation of any Credit Party under any Financing Document and for any Other Taxes payable by such Administrative Agent or Lender, as applicable (including any Indemnified Taxes or Other Taxes imposed on or with respect to any amounts payable under this Section 2.14) and, in each case, any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error. In the event that a Credit Party pays additional amounts under Section 2.14(a) or makes an indemnification payment pursuant to this Section 2.14(c) to a Tax Indemnitee with respect to Indemnified Taxes or Other Taxes, such Tax Indemnitee shall reasonably cooperate with all reasonable requests of such Credit Party to pursue a refund of the Indemnified Tax or Other Tax at issue, at the sole expense of such Credit Party, if (i) in the reasonable judgment of the Tax Indemnitee such cooperation shall not subject such Tax Indemnitee to any unreimbursed third party cost or expense or otherwise be materially disadvantageous to such Tax Indemnitee and (ii) based on advice of such Credit Party’s independent accountants or external legal counsel, there is a reasonable basis for such Credit Party to contest with the applicable Governmental Authority the imposition of such Indemnified Taxes or Other Taxes. Any resulting refund shall be governed by Section 2.14(f). This Section 2.14(c) shall not be construed to require a Tax Indemnitee to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Credit Party or any other Person.

(d) As soon as practicable after any payment of Indemnified Taxes by any Credit Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by laws or reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, any withholding Tax with respect to any payments to be made to such Lender under any Financing Document. Each such Lender shall, whenever a lapse in time or change in circumstances (including, where applicable, by reason of a participation as described in Section 10.04(c)) renders such documentation (including any specific documentation required below in this Section 2.14(c)) obsolete, expired or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent of its inability to do so.

Without limiting the foregoing:

(A) Each U.S. Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding.

(B) Each Foreign Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) whichever of the following is applicable:

(1) two properly completed and duly signed original copies of the applicable IRS Form W-8BEN (or any successor forms) claiming eligibility for the benefits of an income tax treaty to which the United States is a party and such other documentation as required under the Code,

(2) two properly completed and duly signed original copies of IRS Form W-8ECI (or any successor forms),

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (A) two properly completed and duly signed certificates substantially in the form of Exhibit J (any such certificate, a “United States Tax Compliance Certificate”) and (B) two properly completed and duly signed original copies of the applicable IRS Form W-8BEN (or any successor forms).

(4) to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or a Participating Lender), IRS Form W-8IMY (or any successor forms) of the Foreign Lender, accompanied by a Form W-8ECI, the applicable IRS Form W-8BEN, United States Tax Compliance Certificate, Form W-9, Form W-8IMY or any other required information (or any successor forms) from each beneficial owner that would be required under this Section 2.14(e) if such beneficial owner were a Lender, as applicable (provided that, if such Foreign Lender is a partnership (and is not a participating Lender) and if one or more direct or indirect partners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Foreign Lender on behalf of such partner(s)), or

(5) two properly completed and duly signed original copies of any other form prescribed by applicable U.S. federal income tax laws (including the Treasury Regulations) as a basis for claiming a complete exemption from, or a reduction in, any United States federal withholding tax on any payments to such Lender under any Financing Document.

(C) If a payment made to a Lender under any Financing Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA to determine whether such Lender has or has not complied with such Lender’s obligations under such Sections and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Notwithstanding any other provision of this clause (e), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver.

(f) If the Administrative Agent or a Lender has received a refund of any Indemnified Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section 2.14, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.14 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes) and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other Person.

Section 2.15. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or of amounts payable under Sections 2.12, 2.13 or 2.14, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent at its offices at 383 Madison Avenue, New York, New York 10179, except that payments pursuant to Sections 2.12, 2.13, 2.14 and 10.03 shall be made directly to the Persons entitled thereto. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (subject, in the event that an Enforcement Notice is in effect, to the provisions of the Security Agreement) (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.04(b), 2.15(d), or 10.03 then the Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.16. Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in

Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Agent, which consent shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Section 2.18. Release of Security Interest in Assets Being Sold. If no Default shall have occurred and be continuing and no Enforcement Notice is in effect, upon any sale or other disposition of Collateral that does not violate Section 7.03(c) hereof, the Security Interests in such Collateral shall automatically be released and at the request of the relevant Grantor, the Agent shall execute and deliver a release of such specific assets pursuant to Section 25(f) of the Security Agreement.

Section 2.17. Incremental Term Loans.

(a) The Borrower may at any time or from time to time, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request one or more additional tranches of term loans (the “Incremental Term Loans”) in accordance with this Section 2.18 in an aggregate principal amount not to exceed (i) an amount such that the Senior Secured Leverage Ratio, as of the date of the effectiveness of any such Incremental Term Loans, would be equal to or less than 3.50:1.00, calculated on a Pro Forma Basis after giving effect to such incurrence (treating any proposed increase in revolving commitments under the ABL Facility pursuant to Section 2.20 thereof as fully drawn and loans thereunder outstanding and provided that any proceeds of such Incremental Term Loans and any other substantially simultaneous debt incurrences shall not be netted from Consolidated Senior Secured Indebtedness for purposes of calculating the Senior Secured Leverage Ratio), plus (ii) $100,000,000 (less the aggregate principal amount of all increases in the revolving commitments provided under the ABL Facility incurred after the Third Amendment and Restatement Effective Date pursuant to Section 2.20 thereof). For the avoidance of doubt, the Borrower may incur Incremental Term Loans under this Section 2.18 in reliance on Section 2.18(a)(i) to the extent permitted prior to using Section 2.18(a)(ii). Notwithstanding the foregoing, if the Borrower has not included in such notice to the Administrative Agent for any Incremental Term Loans an explicit election to incur such Incremental Term Loans pursuant to Section 2.18(a)(i) or Section 2.18(a)(ii), then the Borrower shall be deemed to have elected to incur such Incremental Term Loans under Section 2.18(a)(i) to the extent permitted if Incremental Term Loans are permitted to be incurred under such clause.

(b) Each tranche of Incremental Term Loans shall be in an aggregate principal amount of not less than $25,000,000 (provided that such amount may be less if such amount represents all remaining availability for Incremental Term Loans). In addition, (i) each tranche of the Incremental Term Loans shall rank pari passu in right of payment and have the equal benefit of Guarantees and Collateral with the Term Loans, (ii) such tranche of the Incremental Term Loans shall not have a final maturity date earlier than the Maturity Date and its Weighted Average Life to Maturity shall not be shorter than the then remaining Weighted Average Life to Maturity of the Term Loans, (iii) at the time of and immediately after giving effect to the incurrence of such Incremental Term Loans, no Event of Default shall have occurred and be continuing, (iv) the representations and warranties of each Credit Party set forth in the Financing Documents shall be true and correct in all material respects on the date of incurrence of such Incremental

Term Loans (it being understood that, to the extent that any such representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the date of such Borrowing of Incremental Term Loans, (v) at the time of incurrence of any Incremental Term Loan and immediately after giving effect thereto, the Borrower shall be in compliance with the financial covenants set forth in Article 6 hereof on a Pro Forma Basis, (vi) the interest rate margins and, subject to clause (B) in the proviso, the amortization schedule for any Incremental Term Loans shall be determined by the Borrower and the lenders of such Incremental Term Loans and (vii) except as set forth in clauses (ii) and (vi) above, to the extent the terms and conditions applicable to any tranche of Incremental Term Loans are inconsistent from those of the Term Loans, such differences shall be reasonably satisfactory to the Administrative Agent and set forth in the applicable Incremental Amendment; provided that, (A) in the event that the interest rate margins applicable to any Incremental Term Loans are more than 50 basis points greater than the then Applicable Rate for the Term Loans, the then Applicable Rate for the Term Loans shall be increased to the extent necessary so that the interest rate margins for the Incremental Term Loans are no more than 50 basis points greater than the then Applicable Rate for the Term Loans (provided that in determining the Applicable Rate applicable to the Term Loans and the interest rate margins applicable to the Incremental Term Loans, (x) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders of the Term Loans or lenders of the Incremental Term Loans in the primary syndication thereof shall be included (with OID being equated to interest based on an assumed four (4)-year life to maturity), (y) customary arrangement or commitment fees payable to the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners (or their affiliates) in connection with the Term Loans or to one or more arrangers (or their affiliates) of the Incremental Term Loans shall be excluded and (z) if the LIBO Rate floor applicable to the Incremental Term Loans is higher than the LIBO Rate floor applicable to the Term Loans, the amount of such difference shall be deemed to be an increase to the Applicable Rate for the Incremental Term Loans for the purposes of determining compliance with this clause (A); and (B) the amortization schedule applicable to any tranche of Incremental Term Loans shall be determined by the Borrower and the lenders thereof, in each case so long as the Weighted Average Life to Maturity for any tranche of Incremental Term Loans shall not be shorter than the then remaining Weighted Average Life to Maturity of the Term Loans. Each notice from the Borrower pursuant to this Section 2.18(b) shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans.

(c) Incremental Term Loans may be made, by any existing Lender (and each existing Term Lender shall have the right, but not an obligation, to make a portion of any Incremental Term Loan, on terms permitted in this Section 2.18 and otherwise on terms reasonably acceptable to the Administrative Agent) or by any other bank or other financial institution (any such other bank or other financial institution, an “Additional Lender”); provided that the Administrative Agent shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s making such Incremental Term Loans if such consent would be required under Section 10.04(b) for an assignment of Loans as applicable, to such Lender or Additional Lender.

(d) Commitments in respect of Incremental Term Loans shall become Term Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Facility Documents, executed by the Borrower, each Lender agreeing to provide such Term Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Agents or Lenders, effect such amendments to this Agreement and the other Facility Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.18. The Borrower may use the proceeds of the Incremental Term Loans for any purpose not prohibited by this Agreement.

(e) This Section 2.18 shall supersede any provisions in Section 2.15 or 10.02 to the contrary.

Section 2.19. Refinancing Amendments; Maturity Extension.

(a) At any time after the Third Amendment and Restatement Effective Date, the Borrower may obtain, from any Lender or any Approved Fund, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Other Term Loans) in the form of Other Term Loans pursuant to a Refinancing Amendment; provided that such Credit Agreement Refinancing Indebtedness (i) will rank pari passu in right of payment and of security with the other Loans hereunder, (ii) will have such pricing and optional prepayment terms as may be agreed by the Borrower and the lenders thereof, (iii) will have a maturity date that is not prior to the maturity date of, and will have a Weighted Average Life to Maturity that is not shorter than, the Term Loans being refinanced, (iv) will have terms and conditions that are substantially identical to, or less favorable to the investors providing such Credit Agreement Refinancing Indebtedness than, the Refinanced Debt and (v) the proceeds of such Credit Agreement Refinancing Indebtedness shall be applied, substantially concurrently with the incurrence thereof, to the prepayment of outstanding Term Loans being so refinanced; provided, further, that the terms and conditions applicable to such Credit Agreement Refinancing Indebtedness may provide for any additional or different financial or other covenants or other provisions that are agreed between the Borrower and the Lenders thereof and applicable only during periods after the Latest Maturity Date that is in effect on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained. The effectiveness of any Refinancing Amendment shall be subject to (x) at the time of and immediately after giving effect to such Refinancing Amendment, no Event of Default shall have occurred and be continuing and (y) the representations and warranties of each Credit Party set forth in the Financing Documents shall be true and correct in all material respects on the date of incurrence of such Credit Agreement Refinancing Indebtedness (it being understood that, to the extent that any such representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the date of such Refinancing Amendment and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 4.01 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent). Each tranche of Credit Agreement Refinancing Indebtedness incurred under this Section 2.19 shall be in an aggregate principal amount that is not less than $25,000,000 and an integral multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans subject thereto as Other Term Loans). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Facility Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.19.

(b) At any time after the Third Amendment and Restatement Effective Date, the Borrower and any Lender may agree, by notice to the Administrative Agent (each such notice, an “Extension Notice”), to extend the maturity date of any of such Lender’s Term Loans to the extended maturity date specified in such Extension Notice.

(c) This Section 2.19 shall supersede any provisions in Section 2.15 or Section 10.02 to the contrary.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders that:

Section 3.01. Corporate Existence and Power. The Borrower and each Subsidiary Guarantor (a) is a corporation, limited liability company or partnership duly incorporated or organized and validly existing under the laws of its jurisdiction of incorporation or organization, (b) is in good standing under the laws of its jurisdiction of incorporation or organization and (c) has all corporate or other powers and all material Governmental Approvals (including without limitation those required by Medicaid Regulations and Medicare Regulations) required to carry on its business as now conducted and as proposed to be conducted, except for such Governmental Approvals the failure of which to have, in the aggregate, could not be reasonably expected to have a Material Adverse Effect. The Borrower and each Subsidiary Guarantor is in compliance with its Organizational Documents.

Section 3.02. Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower and each Subsidiary Guarantor of the Financing Documents to which it is a party, its performance of its obligations thereunder and, with respect to the Borrower, its Borrowings hereunder, are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings necessary to perfect the Liens created by the Collateral Documents) and do not contravene, or constitute a default under, any Applicable Laws or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Lien (other than the Liens created by the Collateral Documents) on any of its assets.

Section 3.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower, and the other Financing Documents, when executed and delivered as contemplated by this Agreement, will constitute valid and binding obligations of each Credit Party that is a party thereto, in each case enforceable in accordance with its terms, except as limited by general principles of equity and by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally.

Section 3.04. Security Interests. Subject to Section 6(b) of the Third Amendment and Restatement Agreement, as of the Third Amendment and Restatement Effective Date, the Collateral Documents create valid Security Interests in the Collateral to the extent set forth therein which Security Interests are perfected to the extent such Security Interests may be perfected under the UCC by the filing of financing statements in the offices specified in the Perfection Certificate (as defined in the Security Agreement) or the taking of possession or control by the Collateral Agent, to the extent required by the Collateral Documents and this Agreement, of such Collateral which may be perfected only by possession or control. Subject to Section 6(b) of the Third Amendment and Restatement Agreement, at all times after the Closing, the Collateral Documents will create valid and, (i) when financing statements and Mortgages are filed in the applicable filing offices or (ii) upon the taking of possession or control by the Collateral Agent of the Collateral with respect to which a security interest may be perfected only by possession or control under the UCC (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the Collateral Documents and this Agreement), perfected Security Interests under the law in which the real property encumbered by a Mortgage that constitutes a Collateral Document is located and with respect to all other Collateral under the law of the State of New York in the Collateral from time to time covered or purportedly covered thereby to the extent that a security interest in such Collateral may be perfected by filing (in the case of subclause (i)), control or possession (in the case of subclause (ii)) under the UCC. Subject to the ABL Intercreditor Agreement, such Security Interests will be prior to all other Liens (except Permitted Liens) on such Collateral until the applicable Security Interest is released without recourse or warranty pursuant to Section 25 of the Security Agreement.

Section 3.05. Financial Information.

(a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 2013 and the related consolidated statements of operations, cash flows and shareholders’ equity for the Fiscal Year then ended, reported on by PricewaterhouseCoopers LLP, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

(b)     [Reserved].

(c)     [Reserved].

(d)     [Reserved].

(e)     [Reserved].

(f) Since December 31, 2013, no event has occurred and no condition has come into existence which (i) has had a Material Adverse Effect (other than any such event or condition the Material Adverse Effect of which has ceased) or (ii) is reasonably likely to have a Material Adverse Effect.

Section 3.06. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any Subsidiary Guarantor before any court or arbitrator or any governmental body, agency or official (i) in which there is a reasonable possibility of an adverse decision that would reasonably be expected to have a Material Adverse Effect or (ii) which in any manner questions the validity of any Financing Document.

Section 3.07. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or made any amendment to any Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

Section 3.08. Taxes. Each Credit Party has filed all material Tax returns that are required to be filed by it (taking into account valid extensions) and has paid prior to delinquency all material Taxes due and payable by it (including in its capacity as withholding agent), except such Taxes, if any, as are being contested in good faith (if adequate reserves for such Taxes have been provided in accordance with GAAP). The charges, accruals and reserves on the books of the Borrower and the Subsidiary Guarantors in respect of Taxes are, in the aggregate, adequate in all material respects.

Section 3.09. Compliance with Laws. The Borrower and the Subsidiary Guarantors are in compliance in all material respects with all Applicable Laws (including without limitation Medicaid Regulations and Medicare Regulations), other than such laws, rules or regulations (i) the validity or applicability of which the Borrower or the relevant Subsidiary Guarantor is contesting in good faith or (ii) the failure to comply with which could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.10. No Regulatory Restrictions on Borrowing. Neither the Borrower nor any Subsidiary Guarantor is (i) an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) otherwise subject to any regulatory scheme which restricts its ability to incur Indebtedness hereunder.

Section 3.11. Environmental Matters.

(a) From time to time, the Borrower reviews the effect of Environmental Laws on the business, operations and properties of the Borrower and the Subsidiary Guarantors, in the course of which reviews it identifies and evaluates associated liabilities and costs, including Environmental Liabilities. On the basis of such reviews, the Borrower has reasonably concluded that the foregoing associated liabilities and costs are unlikely to have a Material Adverse Effect.

(b) Except to the extent that the Environmental Liabilities of the Borrower and the Subsidiary Guarantors that relate to or could result from the matters referred to in this Section 3.11(b) would not exceed $2,000,000 for any one occurrence, or $10,000,000 for any occurrences in the aggregate, the Borrower and the Subsidiary Guarantors and their respective operations and properties are in compliance with applicable Environmental Laws, and no notice, notification, demand, request for information, citation, summons, complaint or order with respect to Hazardous Materials or any violation of or liability under Environmental Laws is in existence or, to the knowledge of the Borrower and the Subsidiary Guarantors, proposed, threatened or anticipated with respect to or in connection with the business or operations now or formerly conducted or to be conducted by, or in connection with any properties now or to the knowledge of the Borrower and the Subsidiary Guarantors, formerly owned, leased or operated by, the Borrower or any Subsidiary Guarantor, and there are no facts, circumstances or events which could reasonably be expected to result in any such notice, notification, demand, request for information, citation, summons, complaint or order.

Section 3.12. Full Disclosure. The information (other than projections) heretofore furnished in writing by the Borrower or any Subsidiary Guarantor to the Agent or any Lender, taken as a whole, for purposes of or in connection with this Agreement or any transaction contemplated hereby did not at the time furnished, and all such information hereafter furnished in writing by the Borrower or any Subsidiary Guarantor to the Agent or Lender, taken as a whole, will not at the time furnished, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were or will be made, not misleading. Although any projections (and the underlying assumptions) by necessity involve uncertainties and approximations, the Borrower believes as of the Closing Date that the projections set forth in the Information Memorandum are reasonable (and the significant assumptions upon which they are based are stated in summary form therein), and such projections provide reasonable estimations of the future performance of the Borrower and its Restricted Subsidiaries, subject, as stated above, to the uncertainties and approximations inherent in any projections. The Borrower has disclosed to the Lenders in writing (including by way of reports filed in accordance with Section 12 of the Securities Exchange Act) any and all facts which are known to it and which have had or could reasonably be expected to have a Material Adverse Effect.

Section 3.13. Information as to Equity Interest and Instruments. Schedule 1.01B hereto sets forth a correct and complete list, as of the close of business on the Third Amendment and Restatement Effective Date, of each Subsidiary of the Borrower, its outstanding Equity Interests, each owner thereof and the percentage thereof owned by such owner. As of the close of business on the Third Amendment and Restatement Effective Date, neither the Borrower nor any of its Subsidiaries owns any interest in any Subsidiary which is not a Restricted Subsidiary (except as set forth in Schedule 1.01B). Except as set forth on Schedule 3.13 hereto, no Indebtedness in an amount exceeding $5,000,000 owed to the Borrower or any Restricted Subsidiary is evidenced by any instrument (as such term is defined in the UCC) that is not held in a Collateral Account or pledged to the Agent as part of the Collateral.

Section 3.14. Representations in Other Financing Documents. The representations of each Lien Grantor in the Security Agreement and in each Security Agreement Supplement (if any) signed by it are true.

Section 3.15. Margin Stock.

(a) Margin Stock will not at any time represent more than 25% of the value (as determined by any reasonable method) of the assets subject to any provision of the Financing Documents that restricts the right or ability of the Borrower or any Subsidiary Guarantor to sell, pledge or otherwise dispose of Margin Stock owned by them or requires a prepayment of Loans upon the exercise of any such right.

(b) No part of the proceeds of any Loan will be used for any purpose that entails a violation of the provisions Regulation U, Regulation X or, assuming that no broker-dealer or other “creditor” (as defined in Regulation T) extends or maintains credit under this Agreement, Regulation T.

Section 3.16. Properties.

(a) The Borrower and each Subsidiary Guarantor has good title to, or valid leasehold interests in, all real and personal property material to its business (including all its property subject to the Mortgages), except for Permitted Liens and defects that in the aggregate could not reasonably be expected to have a Material Adverse Effect.

(b) The Borrower and each Subsidiary Guarantor owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiary Guarantors does not infringe upon the rights of any other Person, except for infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(c) Schedule 3.16 sets forth a brief description of each Owned Real Property that is owned by the Borrower or any Subsidiary Guarantor as of the Third Amendment and Restatement Effective Date.

(d) As of the Third Amendment and Restatement Effective Date, neither the Borrower nor any Subsidiary Guarantor has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding or Casualty Event affecting any property subject to a Mortgage or any sale or disposition thereof in lieu of condemnation. No property subject to a Mortgage nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such property or interest therein, other than Permitted Liens.

(e) No Mortgage encumbers improved Owned Real Property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards within the meaning of the National Flood Insurance Act of 1968 unless flood insurance available under such Act has been obtained in accordance with Section 5.03(b).

Section 3.17. Existing Indebtedness. As of the Third Amendment and Restatement Effective Date, the Borrower and the Subsidiary Guarantors will have no funded Indebtedness outstanding other than (i) Indebtedness evidenced by this Agreement, (ii) Indebtedness under the Senior Notes in an aggregate principal amount not to exceed $500,000,000, (iii) Indebtedness under the ABL Facility in an aggregate principal amount not to exceed $750,000,000, (iv) intercompany Indebtedness otherwise permitted under this Agreement, (v) Indebtedness in respect of Capital Lease Obligations set forth on Schedule 7.01 hereto and not in excess of $100,000,000 in the aggregate and (vi) other Indebtedness set forth on Schedule 7.01 hereto in an aggregate principal amount not exceeding $10,000,000.

Section 3.18. Solvency. Immediately after the Third Amendment and Restatement Effective Date Transactions to occur on the Third Amendment and Restatement Effective Date are consummated and after giving effect to the application of the proceeds of each Loan made on the Third Amendment and Restatement Effective Date, (a) the fair value of the assets of the Borrower, and the fair value of the assets of the Restricted Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise of the Borrower, and of the Restricted Subsidiaries on a consolidated basis, respectively; (b) the present fair saleable value of the property of the Borrower, and the present fair saleable value of the property of the Restricted Subsidiaries on a consolidated basis, will exceed the amount that will be required to pay the probable liability of the debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, of the Borrower, and of the Restricted Subsidiaries on a consolidated basis, respectively; (c) the Borrower, and the Restricted Subsidiaries on a consolidated basis, will be able to pay their respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) neither the Borrower, nor the Restricted Subsidiaries on a consolidated basis, will have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and proposed to be conducted after the Third Amendment and Restatement Effective Date.

Section 3.19. Labor Relations. As of the Third Amendment and Restatement Effective Date, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) there is no collective bargaining agreement or other labor contract covering employees of the Borrower or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the best of the Borrower’s knowledge, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrower or any of its Subsidiaries or for any similar purpose, (d) there is no pending or (to the best of the Borrower’s knowledge) threatened, strike or work stoppage and (e) there is no pending or (to the best of the Borrower’s knowledge) threatened unfair labor practice claim, or other labor dispute against or affecting the Borrower or its Subsidiaries or their employees.

Section 3.20. No Defaults Under Agreements. None of Borrower or any Restricted Subsidiary is in default under any provision of any agreement or instrument to which it is a party, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, other than in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.21. Existing Liens. As of the Third Amendment and Restatement Effective Date, the Borrower and the Subsidiary Guarantors will have no Liens existing on any Collateral then owned by them other than (i) Liens evidenced by this Agreement, (ii) Permitted Liens, including the Liens set forth on Schedule 7.02 hereto and (iii) Liens in respect of Indebtedness outstanding under the ABL Facility.

Section 3.22. Status of Obligations as Senior Debt. The Secured Obligations are “Senior Debt” (or any comparable term) and “Designated Senior Debt” (or any comparable term), in each case under, and as defined in, any documentation governing any Subordinated Indebtedness.

Section 3.23. Anti-Corruption Laws and Sanctions The Borrower has implemented and maintains in effect reasonable policies and procedures designed to ensure material compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and (a) the Borrower, its Subsidiaries and their respective officers and employees and (b) to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

Section 3.24. Use of Proceeds. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 5.11.

ARTICLE 4

CONDITIONS

Section 4.01. Closing Date. The obligations of the Lenders to make Original Term Loans hereunder on the Closing Date shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

(a) The Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed by such party or (ii) facsimile or other written confirmation satisfactory to the Agent that such party has signed a counterpart hereof.

(b) The Agent shall have received a counterpart of the Security Agreement, signed by the Borrower, each Subsidiary Guarantor and the Agent.

(c) The Agent shall have received a counterpart of the ABL Intercreditor Agreement, signed by the administrative agent under the ABL Facility and acknowledged by the Borrower and the Subsidiary Guarantors.

(d) Subject to Section 5.14 hereof, the Agent shall have received certificates evidencing all the certificated Equity Interests listed in Schedule 1.01B (other than Equity Interests held in Cornerstone, any Specified Joint Venture or any Excluded Partnership) and stock powers or other appropriate instruments of transfer relating thereto, undated and endorsed in blank and all other financing statements, certificates, agreements, including Deposit Account Control Agreements, or instruments necessary to perfect the Collateral Agent’s security interest in all Collateral of each Credit Party to the extent required by this Agreement or the Security Agreement.

(e) [Reserved].

(f) The Lenders, the Agent and the Joint Lead Arrangers shall have received all fees required to be paid, and all out-of-pocket expenses required to be paid for which invoices have been presented, at least one Business Day before the Closing Date (and the Borrower shall have complied with all its other obligations under the Fee Letter).

(g) The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders and dated the Closing Date) of each of (i) the Senior Vice President of Corporate Legal Affairs of the Borrower, substantially in the form of Exhibit B.1 hereto, (ii) the Senior Vice President and General Counsel of RehabCare Group, Inc., substantially in the form of Exhibit B.2 hereto, (iii) Cleary Gottlieb Steen & Hamilton LLP, special counsel for the Borrower, substantially in the form of Exhibit B.3 hereto, (iv) Richards, Layton & Finger, P.A., special Delaware counsel for the Borrower, substantially in the form of Exhibit B.4 hereto and (v) to the extent reasonably requested by the Agent and not addressed by any of the preceding opinions of counsel, other local counsel where any Subsidiary Guarantor may be organized or incorporated. The Borrower requests such counsel to deliver such opinions.

(h) The Borrower and RehabCare shall have received all governmental and third-party consents set forth on Schedule 4.01(h) to the Original Credit Agreement required to be obtained in connection with the consummation of the RehabCare Acquisition.

(i) Since December 31, 2009, there shall have been no changes, effects, developments or events that, individually or in the aggregate, have had or would be reasonably be expected to have a Closing Date Material Adverse Effect on RehabCare.

(j) Subject to Section 5.14 hereof, the Agent shall have received a completed Perfection Certificate (as defined in the Security Agreement) with respect to each Credit Party (and such Perfection Certificate shall be reasonably satisfactory to the Agent) dated the Closing Date and signed by an executive officer of such Credit Party, together with all attachments contemplated thereby, including copies of personal property Lien, intellectual property and tax and judgment Lien searches received by the Borrower prior to the Closing Date with respect to Collateral of the Borrower and the Subsidiary Guarantors, which shall not reveal the existence of any Liens on such properties other than (i) Permitted Liens or (ii) Liens as to which the Agent has received evidence satisfactory to it that the obligations secured by such Liens have been fully and finally discharged on or prior to the Closing Date.

(k) The Agent shall have received, in form and substance reasonably satisfactory to the Agent, a certificate from an appropriate officer of each of the Credit Parties (i) attaching copies of the Organizational Documents of such Credit Party and copies of resolutions or consents of the board of directors of such Credit Party or of its applicable partner or member authorizing the applicable Financing Documents and the other transactions contemplated hereby, and (ii) certifying (A) that such copies are true, correct and complete copies thereof and that such resolutions and Organizational Documents are in full force and effect as of the Closing Date and have been duly adopted in accordance with the Organizational Documents of such Credit Party, and (B) as to the signatures and incumbency of the Persons executing Financing Documents on behalf of such Credit Party.

(l) The Specified Representations shall be true and correct in all material respects as of the Closing Date.

(m) The Lenders shall have received the Pro Forma Financial Statements.

(n) The Agent shall have received (i) audited consolidated financial statements of the Borrower for the three most recent Fiscal Years ended prior to the Closing Date and (ii) audited consolidated financial statements of RehabCare for the three most recent Fiscal Years ended prior to the Closing Date.

(o) The Agent shall have received a solvency certificate in substantially the form of Exhibit K hereto from the chief financial officer of the Borrower with respect to the solvency of the Borrower and its Restricted Subsidiaries (on a consolidated basis) after giving effect to the Transactions.

(p) [Reserved].

(q) The Agent shall have received one or more certificates, each dated the Closing Date and signed by the president, a vice president or a financial officer of the Borrower or RehabCare, as applicable, that taken together confirm compliance with the conditions set forth in paragraphs (i), (l), (s), (u) and (x) of this Section 4.01.

(r) Each Credit Party shall have executed and delivered the ABL Facility documentation, which shall be in a form reasonably satisfactory to the Joint Lead Arrangers.

(s) The RehabCare Acquisition shall have been consummated in accordance with applicable law. The RehabCare Acquisition shall be consummated in accordance with the Merger Agreement as in effect on the Closing Date without giving effect to any waivers, amendments, supplements or modifications that are in any respect materially adverse to the Lenders or the Joint Lead Arrangers without the approval of the Joint Lead Arrangers (not to be unreasonably withheld or delayed).

(t) The Borrower and its Subsidiaries shall have delivered to the Agent fully executed customary pay-off letters, each dated as of the date of the initial funding of the Loans hereunder and related to the terminations of the Existing Kindred Credit Facility and the Existing RehabCare Credit Facility.

(u) Immediately after giving effect to the Transactions, the Borrower and its Subsidiaries would have no funded Indebtedness other than (i) Indebtedness evidenced by this Agreement, (ii) Indebtedness under the Existing Senior Notes, (iii) Indebtedness under the ABL Facility, (iv) intercompany Indebtedness otherwise permitted under this Agreement, (v) Indebtedness in respect of Capital Lease Obligations not in excess of $50,000,000 in the aggregate and (vi) other Indebtedness in an aggregate principal amount not exceeding $10,000,000.

(v) The Administrative Agent shall have received, at least five (5) days prior to the Closing Date, all documentation and other information required by Governmental Authorities under applicable “know your customer”, to the extent reasonably requested by the Lenders at least seven (7) days prior to the Closing Date.

(w) Substantially simultaneously with the Closing Date, proceeds from the issuance of not less than $550,000,000 aggregate principal amount of Existing Senior Notes (or such other amount as the Agent and the Borrower shall have agreed to) shall have been applied to consummate the Transactions.

(x) Each of the representations made by RehabCare in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that the Borrower or one of its Subsidiaries has the right to terminate its obligations under the Merger Agreement as a result of a breach of such representations in the Merger Agreement, shall be true and correct as of the Closing Date.

Promptly after the Closing occurs, the Agent shall notify the Borrower and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto. Notwithstanding the foregoing, this Agreement shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) before 5:00 pm., New York City time, on September 30, 2011 (and, if any such condition is not so satisfied or waived before such time, the Term Commitments shall terminate at such time).

ARTICLE 5

AFFIRMATIVE COVENANTS

Until the Term Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

Section 5.01. Information. The Borrower will deliver the following information to the Agent (with copies thereof for each Lender if requested by the Agent) and, promptly upon receipt thereof, the Agent will deliver a copy thereof to each Lender:

(a) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, an audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year, and the related audited consolidated statements of operations, cash flows and changes in stockholders’ equity for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year (to the extent available), all such financial statements reported on in a manner acceptable to the SEC by independent public accountants of nationally recognized standing, which report (x) shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of the date of such financial statements and their consolidated results of operations and cash flows for the period covered by such financial statements in conformity with GAAP and (y) shall not contain any Qualification;

(b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, (i) an unaudited condensed consolidated balance sheet of the Borrower and its Consolidated Subsidiaries together with the related condensed consolidated statements of operations for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter and of cash flows for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the unaudited consolidated statements of operations and cash flows (to the extent available) for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all prepared in accordance with Rule 10-01 of Regulation S-X of the General Rules and Regulations under the Securities Act of 1933, as amended, or any successor rule that sets forth the manner in which interim financial statements shall be prepared (subject to normal year-end adjustments), and (ii) a certificate of a Financial Officer as to the fairness of presentation and consistency of such financial statements;

(c) simultaneously with the delivery of each set of financial statements referred to in Section 5.01(a) and within 15 days after the delivery of each set of financial statements referred to in Section 5.01(b), a certificate of a Financial Officer (i) setting forth in reasonable detail such calculations as are required to establish whether the Borrower was in compliance with the requirements of Article 6 on the date of such financial statements, (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action that the Borrower is taking or proposes to take with respect thereto, (iii) stating whether, since the date of the Most Recent Audited Financial Statements, an event has occurred or condition arisen which has had a Material Adverse Effect which is not reflected in the financial statements delivered simultaneously therewith and, if so, the nature of such Material Adverse Effect and (iv) stating whether, since the date of the Most Recent Audited Financial Statements, there has been a change in the GAAP applied in preparing the financial statements then being delivered from those applied in preparing the Most Recent Audited Financial Statements which is material to the financial statements then being delivered and including a detailed reconciliation reasonably satisfactory to the Administrative Agent of the impact of such a change on the financial statements delivered pursuant to Sections 5.01(a) and (b) (which reconciliation, in the case of a change resulting in operating leases being treated as Capital Leases under GAAP, shall be delivered in connection with the delivery of every certificate delivered pursuant to this Section 5.01(c) following such change to GAAP);

(d) [Reserved];

(e) within five Business Days after any Executive Officer or Financial Officer obtains knowledge of any Default, if such Default is then continuing, a certificate of a Financial Officer setting forth the details thereof and the action that the Borrower is taking or proposes to take with respect thereto;

(f) within five Business Days after any Executive Officer or Financial Officer obtains knowledge that a Master Lease Payment Default or any Master Lease Event of Default has occurred and such Master Lease Payment Default or Master Lease Event of Default could reasonably be expected to result in an Event of Default or Material Adverse Effect, and if such event is then continuing, a certificate of an Executive Officer or Financial Officer setting forth the details thereof and the action that the Borrower or Subsidiary Guarantor is taking or proposes to take with respect thereto;

(g) [Reserved];

(h) promptly after the mailing thereof to the Borrower’s shareholders generally, copies of all financial statements, reports and proxy statements so mailed;

(i) simultaneously with the delivery of financial statements referred to in Section 5.01(a), if during any of the periods covered by the statement of income contained therein the Borrower shall have one or more Unrestricted Subsidiaries, then the Borrower shall provide a report summarizing the amount of (i) revenues, (ii) EBITDAR, (iii) EBITDA and (iv) total assets with respect to such Unrestricted Subsidiaries;

(j) promptly after any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan or notice that the PBGC is commencing an administrative process to make a determination of whether to terminate any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or makes any amendment to any Plan which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of a Financial Officer setting forth details as to such occurrence and the action, if any, which the Borrower or the applicable member of the ERISA Group is required or proposes to take;

(k) (i) as soon as reasonably practicable after any Executive Officer obtains knowledge of the commencement of an action, suit or proceeding against the Borrower or any Subsidiary Guarantor before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or which in any manner questions the validity of any Financing Document, a certificate of a Financial Officer setting forth the nature of such action, suit or proceeding and such additional information as may be reasonably requested by any Lender through the Agent;

(ii) promptly after an Executive Officer obtains knowledge of one or more judgments or orders of a court or arbitral or regulatory authority for the payment of money aggregating in excess of $25,000,000 rendered against the Borrower or one or more Subsidiary Guarantors, a certificate of such Executive Officer setting forth the nature and amount of such judgment and whether the Borrower or Subsidiary Guarantor intends to seek a stay or appeal of such judgment and such additional information as may be reasonably requested by any Lender through the Agent;

(l) promptly upon the Borrower’s receipt from its independent public accountants of any management letter which indicates a material weakness in the reporting practices of the Borrower or any Subsidiary Guarantor, a description of such material weakness and any action being taken with respect thereto;

(m) [Reserved];

(n) as soon as available and in any event no later than March 31 of each Fiscal Year, (i) cash flow, balance sheet and income statement forecasts in reasonable detail for the Borrower and its Consolidated Subsidiaries prepared on a quarterly basis for each Fiscal Year through the Maturity Date and, promptly when available, any material revisions of such forecast and (ii) the Borrower’s business and financial plans for such Fiscal Year, setting forth the assumptions used in preparing such plans and, promptly when available, any material revisions of such plans;

(o) within 15 Business Days of any Person becoming or ceasing to be a Restricted Subsidiary or Insurance Subsidiary of the Borrower or an Excluded Partnership, an update to Schedule 1.01B hereto setting forth the information described in Section 3.13 with respect to each Restricted Subsidiary and Insurance Subsidiary of the Borrower and each Excluded Partnership (it being understood that nothing in this Section 5.01(o) shall be deemed to permit or authorize the creation, dissolution, liquidation or acquisition of a Restricted Subsidiary or Insurance Subsidiary of the Borrower or an Excluded Partnership not otherwise permitted under this Agreement);

(p) promptly upon request of the Agent (which request may be made on no more than one occasion in any calendar month), a report in reasonable detail showing the amount of Temporary Cash Investments of the Borrower and its Restricted Subsidiaries, the banks or financial institutions at which such Temporary Cash Investments are maintained, the then yield on such Temporary Cash Investments and such other information relating to Temporary Cash Investments of the Borrower and its Restricted Subsidiaries as the Agent may reasonably request; and

(q) from time to time such additional information regarding the position (financial or otherwise), results of operations or business of the Borrower or any Subsidiary Guarantor as any Lender may reasonably request in writing through the Agent.

Information required to be delivered pursuant to Sections 5.01(a), 5.01(b), 5.01(h) and 5.01(i) shall be deemed to have been delivered on the date on which the Borrower provides notice to the Agent that such information has been posted on the Borrower’s website on the Internet at www.kindredhealthcare.com, at www.sec.gov/edgar/searchedgar/webusers.htm or at another website identified in such notice and accessible by the Lenders without charge; provided that (i) such notice may be included in a certificate delivered pursuant to Section 5.01(c) and (ii) the Borrower shall deliver paper copies of the information referred to in Sections 5.01(a), 5.01(b), 5.01(h) and 5.01(i) to any Lender that requests such delivery.

Section 5.02. Maintenance of Property. The Borrower and each Subsidiary Guarantor will keep all Collateral in good working order and condition, except for (i) ordinary wear and tear and casualty and (ii) where failures to comply herewith would not, in the aggregate, reasonably be expected to cause a Material Adverse Effect.

Section 5.03. Insurance.

(a) The Borrower and each Subsidiary Guarantor will maintain insurance with responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which it operates.

(b) The Borrower shall, promptly upon request by the Agent, provide the Agent with evidence of a policy of flood insurance that covers any parcel of improved real property that is encumbered by any Mortgage that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, as amended, and as may be further amended to the extent and in the amounts required by the Administrative Agent or the Required Lenders.

(c) Subject to Section 6(b) of the Third Amendment and Restatement Agreement, the Borrower will cause the Agent to be continued at all times to be named as a loss payee/mortgagee (as its interests may appear) or an additional insured (but without any liability for any premiums) under each insurance policy required to be maintained pursuant to this Section 5.03, in each case to the extent the Agent may be named as such under the terms of the relevant insurance policy (and the Borrower will, and will cause each of the Subsidiary Guarantors to, use its commercially reasonable efforts to cause each such insurance policy to permit the Agent to be named as such), and the Borrower will, and will cause each of the Subsidiary Guarantors to, amend each such insurance policy to provide for 30 days prior written notice to the Agent in the event of any non-renewal, cancellation or amendment of any such insurance policy.

(d) If the Borrower or any Subsidiary Guarantor fails to maintain any insurance policy required to be maintained under this Section 5.03, the Agent shall have the right to maintain such policy or obtain a comparable policy, and in either case pay the premiums therefor. If the Agent maintains or obtains any such policy and pays the premiums therefor, the Borrower will reimburse the Agent upon demand for its expenses in connection therewith, including interest thereon for each day at a rate per annum equal to the Default Rate.

(e) For the avoidance of doubt, the requirements of this Section 5.03 are subject in all respects to the terms of the Intercreditor Agreements.

Section 5.04. Payment of Obligations; Compliance with Law and Contractual Obligations.

(a) The Borrower and each Subsidiary Guarantor will pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Borrower or the relevant Subsidiary Guarantor has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (iv) the failure to make payment pending such contest could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b) The Borrower and each Subsidiary Guarantor will comply in all material respects with all Applicable Laws (including Medicare Regulations, Medicaid Regulations, Environmental Laws and ERISA and the rules and regulations thereunder), except where (i) the necessity of compliance therewith is contested in good faith by appropriate measures or proceedings, in which case adequate and reasonable reserves will be established in accordance with GAAP and notice of each such contest (other than contests in the ordinary course of business) shall be given to the Agent, or (ii) failures to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) The Borrower and each Subsidiary Guarantor will comply in all material respects with all contractual obligations that are material to its business, except where failures to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) The Borrower will maintain in effect and enforce reasonable policies and procedures designed to ensure material compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

Section 5.05. Maintenance of Existence, Rights, Etc. The Borrower and each Subsidiary Guarantor will preserve, renew and keep in full force and effect its existence and its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section shall prohibit (a) any transaction permitted by Section 7.03(a), (b) the loss of any rights, privileges, licenses and franchises if the loss thereof, in the aggregate, could not reasonably be expected to have a Material Adverse Effect or (c) the Borrower or any Subsidiary Guarantor from changing its name so long as the Borrower or such Subsidiary Guarantor, as the case may be, complies with the requirements of the Security Agreement in connection with such name change.

Section 5.06. Designation of Restricted and Unrestricted Subsidiaries.

(a) The Borrower may designate any Subsidiary (other than any Subsidiary that is an obligor with respect to any Indebtedness incurred pursuant to Section 7.01(a)(xiii) or 7.01(a)(xiv)), including a newly acquired or created Subsidiary, to be an Unrestricted Subsidiary if the sum of (i) the total assets of such Subsidiary (or, if any such Subsidiary itself has Subsidiaries, the consolidated total assets of such Subsidiary and its Consolidated Subsidiaries) and the total assets of every other Unrestricted Subsidiary (other than Cornerstone, the Specified Joint Ventures and the Excluded Partnerships), in each case determined as of the date of the Most Recent Financial Statements and (ii) the amount of any Investments made in the Specified Joint Ventures after the Third Amendment and Restatement Effective Date (determined as of the date of such designation in accordance with the definition of “Investment”), does not exceed 5% of the Consolidated Total Assets of the Borrower and its Consolidated Subsidiaries, the designation would not cause a Default and on a Pro Forma Basis, after giving effect to such designation, the Borrower shall be in compliance with the covenants set forth in Article 6 hereof; provided that:

(i) such Subsidiary does not own any capital stock of the Borrower or any Restricted Subsidiary;

(ii) such Subsidiary does not hold any Indebtedness of, or any Lien on any property of, the Borrower or any Restricted Subsidiary, in each case except to the extent permitted by Section 7.01 or 7.02, respectively;

(iii) at the time of designation, the designation would be permitted under Section 7.08;

(iv) to the extent the Indebtedness of the Subsidiary is not Non-Recourse Debt, any Guarantee or other credit support thereof by the Borrower or any Restricted Subsidiary is permitted under Sections 7.01 and 7.08;

(v) the Subsidiary is not party to any transaction or arrangement with the Borrower or any Restricted Subsidiary that would not be permitted under Section 7.04; and

(vi) neither the Borrower nor any Restricted Subsidiary has any obligation to subscribe for additional Equity Interests of the Subsidiary or to maintain or preserve its financial condition or cause it to achieve specified levels of operating results except to the extent permitted by Sections 7.01 and 7.08.

Once so designated the Subsidiary will remain an Unrestricted Subsidiary, subject to paragraph (b).

(b) (i) If as of the date of the Most Recent Financial Statements, the conditions specified in paragraph (a) are not satisfied, the Borrower shall immediately designate one or more Unrestricted Subsidiaries as Restricted Subsidiaries to the extent required to ensure that the conditions specified in paragraph (a) would have been satisfied as of the date of the Most Recent Financial Statements, subject to the consequences set forth in paragraph (d).

(ii) The Borrower may designate an Unrestricted Subsidiary to be a Restricted Subsidiary if the designation would not cause a Default.

(c) Upon a Restricted Subsidiary becoming an Unrestricted Subsidiary,

(i) all existing Investments of the Borrower and the Restricted Subsidiaries therein (valued at the Borrower’s proportional share of the fair market value of its assets less liabilities) will be deemed made at that time;

(ii) all existing capital stock or Indebtedness of the Borrower or a Restricted Subsidiary held by it will be deemed incurred at that time, and all Liens on property of the Borrower or a Restricted Subsidiary held by it will be deemed incurred at that time;

(iii) all existing transactions between it and the Borrower or any Restricted Subsidiary will be deemed entered into at that time;

(iv) it is released at that time from the Security Agreement; and

(v) it will cease to be subject to the provisions of this Agreement as a Restricted Subsidiary.

(d) Upon an Unrestricted Subsidiary becoming a Restricted Subsidiary,

(i) all of its Indebtedness will be deemed incurred at that time for purposes of Section 7.01, but will not be considered the sale or issuance of Equity Interests for purposes of Section 7.03(c) or 7.06;

(ii) Investments therein previously charged under Section 7.08 will be credited thereunder;

(iii) it must issue a Guarantee of the Loans pursuant to Section 5.08 and execute a Security Agreement Supplement pursuant to Section 5.09; and

(iv) it will thenceforward be subject to the provisions of this Agreement as a Restricted Subsidiary.

(e) Any designation by the Borrower of a Subsidiary of the Borrower as a Restricted Subsidiary or Unrestricted Subsidiary will be evidenced to the Agent by promptly filing with the Agent a certificate of an Executive Officer and a Financial Officer certifying that the designation complied with the foregoing provisions.

Section 5.07. Books and Records; Inspection Rights. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with such officers designated for such purposes by a Financial Officer, such other officers as may be reasonably designated for such purposes by the Agent and independent accountants, all at such reasonable times and as often as reasonably requested.

Section 5.08. Guarantees by Future Restricted Subsidiaries. Within 30 Business Days after any Person (other than an Excluded Subsidiary) becomes or is deemed to have become a Restricted Subsidiary or ceases to be an Excluded Partnership (unless such Person is or shall become an Excluded Subsidiary upon ceasing to be an Excluded Partnership) or an Excluded Subsidiary (provided that such Person remains a Subsidiary), the Borrower shall (i) cause such Person to guarantee the Borrower’s Obligations hereunder pursuant to the Security Agreement and (ii) deliver to the Agent such legal opinions (which, unless the Agent reasonably requests otherwise, may be delivered by in-house counsel to the Borrower) and other documents as the Agent may reasonably request relating to the existence of such Person, the corporate or other authority for and validity of its guarantee pursuant to the Security Agreement and any other matters relevant thereto, all in form and substance satisfactory to the Agent. Without limiting the foregoing, the Borrower shall cause each Subsidiary Guarantor at all times to guarantee the Borrower’s obligations hereunder pursuant to the Security Agreement. Notwithstanding anything herein to the contrary, the Borrower may, at any time in its sole discretion, cause any Excluded Subsidiary to become a Subsidiary Guarantor upon written notice to the Administrative Agent.

Section 5.09. Future Assets to Be Added to Collateral and Further Assurances.

(a) Within 30 Business Days after any Person becomes or is deemed to have become a Subsidiary, an Insurance Subsidiary or ceases to be an Excluded Partnership (provided that such Person remains a Subsidiary) after the Closing Date, the Borrower shall cause all Equity Interests in such Person owned by the Borrower or the Subsidiary Guarantors to be pledged under the Security Agreement; provided that (x) if regulatory consent is required to permit any such pledge of Equity Interests in an Insurance Subsidiary, (i) such pledge shall not be required unless such regulatory consent is reasonably obtainable and (ii) if such regulatory consent is reasonably obtainable, the Borrower shall exercise all reasonable efforts to obtain it and shall not be required to pledge such Equity Interests unless and until it is obtained, (y) if such Person is a Foreign Subsidiary, such Equity Interests must only be pledged if they are further directly held by a Credit Party, and only 66% of the voting stock of any such Foreign Subsidiary shall be required to be pledged and (z) if such Person is not a Wholly Owned Subsidiary, the grant of a security interest in the Equity Interests thereof would not constitute a material violation of a valid and enforceable restriction in favor of a third party.

(b) If at any time after the Closing Date the Borrower or a Subsidiary Guarantor acquires a fee interest in a Material Real Property (other than any Specified Property) that is not included in the Collateral, the Borrower shall, within five Business Days after it or such Subsidiary Guarantor acquires such Material Real Property, provide notice thereof to the Agent and, within 60 days after it or such Subsidiary Guarantor acquires such Material Real Property, cause such Material Real Property to be added to the Collateral by delivering to the Agent a Mortgage with respect thereto and the appropriate UCC form for the related fixture filing, all in form and substance reasonably satisfactory to the Agent and deliver to the Agent such documentation as would have been required by Section 6(b) of the Third Amendment and Restatement Agreement.

(c) Within 30 Business Days (except in respect of clause (iii) below, where the period shall be 60 Business Days) after any Person becomes a Restricted Subsidiary (other than an Excluded Subsidiary that is not a Subsidiary Guarantor) or ceases to be an Excluded Partnership (unless such Person is or shall become an Excluded Subsidiary upon ceasing to be an Excluded Partnership) or an Excluded Subsidiary (provided that such Person remains a Subsidiary), the Borrower will (i) cause such Person to sign and deliver a Security Agreement Supplement granting a Lien or Liens on substantially all the personal property included in its assets (with the exceptions set forth in the first proviso at the end of Section 3 of the Security Agreement and such other exceptions as the Agent shall approve in writing) to the Agent to secure its Secured Obligations, (ii) cause such Person to comply with the provisions thereof and of the Security Agreement and (iii) cause the Material Real Property owned by such Person to be added to the Collateral by delivering to the Agent a Mortgage with respect thereto and the appropriate UCC form for the related fixture filing, all in form and substance reasonably satisfactory to the Agent and any other items as may be required pursuant to Section 5.09(f).

(d) If any Specified Property referred to in Schedule 1.01H with a book value exceeding $10,000,000 (in the case of a hospital) or $5,000,000 (in all other cases) has not been sold on or prior to the date with respect to such Specified Property indicated on Schedule 1.01H (other than to the Borrower or any Subsidiary of the Borrower), the Borrower shall promptly (and in any event by no later than 45 Business Days after such date indicated on Schedule 1.01H) cause such Specified Property to be added to the Collateral by delivering to the Agent a Mortgage with respect thereto and any other items as may be required pursuant to Section 5.09(f). Subject to the ABL Intercreditor Agreement, prior to such time, the Borrower shall ensure that no Lien (other than Permitted Encumbrances) over any such Specified Property is granted to any Person.

(e) If at any time the granting of a pledge or other Security Interest over the Equity Interests in Cornerstone is not prohibited by Cayman Islands law, the Borrower shall ensure that a pledge or such other security interest over such Equity Interests is granted to the Agent for the benefit of the Lenders and that stock certificates evidencing such Equity Interests are delivered as soon as practicable to the Agent together with signed stock powers or other appropriate instruments of transfer relating thereto. Subject to the ABL Intercreditor Agreement, prior to such time, the Borrower shall ensure that no Lien over such Equity Interests is granted to any Person.

(f) Whenever any asset is added to the Collateral pursuant to this Section, the Borrower shall (i) allow a review and other due diligence to be performed by the Agent on such asset, and (ii) deliver to the Agent such documentation as would have been required by Section 4.01 hereof if such asset had been owned by the Borrower or a Subsidiary Guarantor on the Closing Date.

(g) Promptly, upon the reasonable request of the Administrative Agent or the Collateral Agent, at Borrower’s expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Collateral Documents or otherwise deemed by the Administrative Agent or the Collateral Agent reasonably necessary or appropriate for the continued validity, perfection and priority of the Liens on the Collateral covered thereby pursuant to the Collateral Documents subject to no other Liens except as permitted by the applicable Collateral Document, or obtain any consents or waivers as may be necessary or appropriate in connection therewith. Promptly, upon reasonable request, deliver or cause to be delivered to the Administrative Agent and the Collateral Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent as the Administrative Agent and the Collateral Agent shall reasonably deem necessary to perfect or maintain the Liens on the Collateral pursuant to the Collateral Documents.

Section 5.10. Condemnation Events. If any Condemnation Event occurs with respect to the Owned Real Properties by the Borrower or any of its Restricted Subsidiaries, or if any negotiation or proceeding is commenced which might result in such a Condemnation Event, or if any such Condemnation Event is proposed or threatened, the Borrower or such Restricted Subsidiary will, promptly after receiving notice or obtaining knowledge thereof, do all things reasonably necessary or appropriate by it to preserve its interest in such property and promptly make claim for awards payable with respect thereto and diligently pursue to conclusion such claim and any suit, action or other proceeding reasonably necessary or appropriate to obtain payment thereof.

Section 5.11. Use of Proceeds.

(a) All proceeds of the Loans made on the Closing Date shall be used by the Borrower (i) to effect the Transactions and (ii) to pay fees and expenses related to the Transactions.

(b) No part of the proceeds of any Loan will be used for any purpose that entails a violation of the provisions of Regulation U, Regulation X and, assuming that no broker-dealer or other “creditor” (as defined in Regulation T) extends or maintains credit under this Agreement, Regulation T.

(c) All proceeds of the Loans made on the Third Amendment and Restatement Effective Date shall be used by the Borrower in accordance with the terms of the Third Amendment and Restatement Agreement (i) to effect the Third Amendment and Restatement Effective Date Transactions and (ii) to pay fees and expenses related to the Third Amendment and Restatement Effective Date Transactions.

(d) The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 5.12. Interest Rate Protection. Within one year after the Third Amendment and Restatement Effective Date, Borrower shall enter into one or more Interest Rate Agreements in an aggregate notional principal amount of not less than 25% of the sum of the aggregate principal amounts of the then outstanding Term Loans, for a term to be reasonably determined by the Borrower, each such Interest Rate Agreement to be in form and substance reasonably satisfactory to Administrative Agent. The Borrower shall maintain in effect each such Interest Rate Agreement during its term.

Section 5.13. Environmental Matters. From time to time after the Closing, the Borrower will review the effect of Environmental Laws on the business, operations and properties of the Borrower and the Subsidiary Guarantors, in the course of which reviews it will identify and evaluate associated liabilities and costs, including all Environmental Liabilities. If, on the basis of such reviews, the Borrower reasonably concludes that the foregoing associated liabilities and costs would reasonably be expected to have a Material Adverse Effect, the Borrower shall promptly deliver a certificate to the Agent setting forth its conclusion and the action that the Borrower proposes to take with respect thereto.

Section 5.14. Post-Closing.

(a) Within 90 days after the Closing Date (or such longer period as agreed by the Agent), the Borrower shall deliver or cause to be delivered to the Agent in respect of any Owned Real Property, excluding any Specified Property owned on the Closing Date, (i) a Mortgage, (ii) a “Life-of-Loan” flood determination notice and if such Owned Real Property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower or applicable Subsidiary Guarantor and (y) certificates of insurance evidencing the insurance required by Section 5.03(b) in form and substance satisfactory to the Agent, (iii) an ALTA 2006 loan policy of title insurance in an amount reasonably acceptable to the Agent, not to exceed the book value of such Owned Real Property (or unconditional binding commitment therefor to be replaced by a final title policy) insuring the Lien of such Mortgage as a valid mortgage Lien on the Owned Real Property free of any other Liens except for Permitted Liens which policy (or such commitment) shall be issued by a nationally recognized title insurance company and contain such endorsements (excluding the creditor’s rights endorsement), coinsurance and reinsurance as the Agent may reasonably request, (iv) such affidavits as are customarily and reasonably required to induce the title company to issue the title policies contemplated in (iii), (v) evidence reasonably acceptable to the Agent of payment by the Borrower of all title policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the title policies referred to above, (vi) an ALTA survey (or update certificate to an existing ALTA survey together with an affidavit of no change) in a form and substance reasonably acceptable to the Agent, in either case to the extent required by the title insurance company issuing the policy of title insurance required by clause (iii) hereof for deletion of the so called “survey exception” and issue the endorsements reasonably requested by the Agent, (vii) an opinion of counsel to the Borrower or applicable Subsidiary Guarantor opining as to the enforceability of the Mortgages in a form and substance reasonably acceptable to the Agent, (viii) to the extent any lease in respect of greater than 20,000 square feet of demised space under which the Borrower or any Subsidiary Guarantor is the lessor affects any Owned Real Property subject to a Mortgage, Borrower or such applicable Subsidiary Guarantor shall use commercially reasonable efforts to cause such lease to be subordinate to the Lien of the Mortgage to be recorded against such Owned Real Property, either expressly by such lease’s terms or pursuant to a subordination, non-disturbance and attornment agreement in form and substance reasonably acceptable to the Agent.

(b) Additional Post-Closing Obligations. The Borrower shall, and shall cause each of the relevant Subsidiary Guarantors (as applicable), to take the actions and comply with the obligations set forth in Schedule 5.14(b) hereto, in each case within such time periods and subject to such terms and conditions as are set forth in such Schedule 5.14(b).

ARTICLE 6

FINANCIAL COVENANTS

Until the Term Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

Section 6.01. Financial Ratios.

(a) Minimum Fixed Charge Coverage Ratio. At each Quarterly Measurement Date on or after the Closing Date (beginning with December 31, 2011, or, if later, the last day of the first full Fiscal Quarter completed after the Closing Date), the Borrower’s Fixed Charge Coverage Ratio will not be less than 1.25:1.00.

(b) Maximum Total Leverage Ratio. At each Quarterly Measurement Date on or after the Closing Date (beginning with December 31, 2011, or, if later, the last day of the first full Fiscal Quarter completed after the Closing Date), the Borrower’s Total Leverage Ratio will not exceed the ratio indicated in the table below opposite such Quarterly Measurement Date:

Quarterly Measurement Date	Maximum Total Leverage Ratio
December 31, 2011	6.00:1.00
March 31, 2012	6.00:1.00
June 30, 2012	5.75:1.00
September 30, 2012	5.75:1.00
December 31, 2012	5.75:1.00
March 31, 2013	5.75:1.00
June 30, 2013	5.50:1.00
September 30, 2013	5.50:1.00
December 31, 2013	5.50:1.00
March 31, 2014	5.50:1.00
Each Quarterly Measurement Date thereafter	5.75:1.00

Section 6.02. Maximum Capital Expenditures.

(a) The Borrower shall not, and shall not permit its Restricted Subsidiaries to, make or incur any Capital Expenditure except for Capital Expenditures not exceeding $300,000,000 in any Fiscal Year,

as such amount may be adjusted as provided in Section 6.02(b) below (such amount, the “Permitted Capital Expenditure Amount”).

(b) Notwithstanding anything to the contrary contained in this Section 6.02, to the extent that the aggregate amount of Capital Expenditures made by the Borrower and its Restricted Subsidiaries in any Fiscal Year pursuant to Section 6.02(a) is less than the Permitted Capital Expenditure Amount permitted by Section 6.02(a) with respect to such Fiscal Year, 100% of the amount of such difference may be carried forward and used to make Capital Expenditures in the immediately succeeding Fiscal Year (but not any other years) with such amount being carried forward to be applied before the Permitted Capital Expenditure Amount permitted by Section 6.02(a) for such immediately succeeding Fiscal Year is applied.

ARTICLE 7

NEGATIVE COVENANTS

Until the Term Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

Section 7.01. Limitation on Indebtedness; Certain Equity Securities.

(a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, incur or be liable with respect to (i) any Indebtedness of a type described in clause (i), (ii), (iii) or (iv) of the definition of “Indebtedness” in Section 1.01 or (ii) any Guarantee of any such Indebtedness described in clause (i) above, except:

(i) Indebtedness outstanding under the Financing Documents;

(ii) Indebtedness existing on the Third Amendment and Restatement Effective Date and set forth in Schedule 7.01 and any Permitted Refinancing thereof;

(iii) Capital Lease Obligations incurred or assumed after the Closing Date ; provided that the aggregate outstanding principal amount of Indebtedness permitted by this clause (iii) and by clause (iv) shall not at any time exceed the greater of $100,000,000 and 2.50% of Consolidated Total Assets determined as of the date of the most recent incurrence of Indebtedness in reliance on this clause (iii);

(iv) Indebtedness incurred or assumed after the Closing Date for the purpose of financing all or any part of the cost of acquiring or constructing an asset of the Borrower or a Restricted Subsidiary; provided that (A) such Indebtedness is secured by a Lien on such asset that is permitted by Section 7.02(f) and (B) the aggregate outstanding principal amount of all Indebtedness permitted by clause (iii) and this clause (iv) shall not at any time exceed the greater of $100,000,000 and 2.50% of Consolidated Total Assets determined as of the date of the most recent incurrence of Indebtedness in reliance on this clause (iv);

(v) (x) Indebtedness of any Person that becomes a Restricted Subsidiary after the Closing Date in connection with an Acquisition; provided that such Indebtedness was outstanding before such Person became a Restricted Subsidiary and was not incurred in contemplation thereof and (y) any Permitted Refinancing thereof;

(vi) Permitted Intercompany Indebtedness; provided that, in the case of Permitted Intercompany Indebtedness under which a Restricted Subsidiary that is not a Subsidiary Guarantor is the obligor, such Permitted Intercompany Indebtedness shall be permitted to the extent permitted under Section 7.08(a);

(vii) Guarantees by the Borrower or any Restricted Subsidiary in respect of Indebtedness of the Borrower or any Restricted Subsidiary so long as the Borrower or the Restricted Subsidiary providing the Guarantee would have otherwise been permitted to incur the Indebtedness represented by such Guarantee under this Agreement;

(viii) Indebtedness consisting of (A) trade obligations or (B) accrued current liabilities for services rendered to the Borrower or any Restricted Subsidiary, in each case, arising in the ordinary course of business;

(ix) Indebtedness under Interest Rate Agreements of the Borrower or any Restricted Subsidiary relating to Indebtedness permitted to be incurred and outstanding under this Section 7.01 and entered into in the ordinary course of business for the purpose of limiting interest rate risks and not for speculation;

(x) Indebtedness owed in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds;

(xi) other Indebtedness in an aggregate outstanding principal amount such that the Total Leverage Ratio is equal to or less than 5.75:1.00 on a Pro Forma Basis after giving effect to such incurrence (provided, that any proceeds of such debt incurrence and any other substantially simultaneous debt incurrence shall not be netted from Consolidated Total Indebtedness for purposes of calculating the Total Leverage Ratio) determined as of the date of the most recent incurrence of Indebtedness in reliance on this clause (xi); provided such Indebtedness (a) does not mature or have scheduled amortization or payments of principal and is not subject to mandatory redemption or prepayment (except customary asset sale or change of control provisions), in each case prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred and (b) has covenants, events of default and remedies no more restrictive (taken as a whole) to the Borrower than the terms of this Agreement; provided, further, that the Borrower shall have delivered a certificate of a Financial Officer to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has reasonably determined in good faith that such terms and conditions satisfy the foregoing requirements (and such certificate shall be conclusive evidence that such terms and conditions satisfy the foregoing requirements unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees)); provided. further that, at the time of and immediately after giving effect to such incurrence (x) no Default shall have occurred and be continuing and (y) the aggregate outstanding principal amount of Indebtedness of Restricted Subsidiaries that are not Subsidiary Guarantors permitted by this clause (xi) shall not at any time exceed the greater of $100,000,000 and 2.50% of Consolidated Total Assets determined as of the date of the most recent incurrence of Indebtedness in reliance on this subclause (y);

(xii) other secured Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any time outstanding;

(xiii) Indebtedness (not guaranteed by any Subsidiary of the Borrower that is not a Subsidiary Guarantor) under the Senior Notes in an aggregate principal amount not to exceed $500,000,000 and Permitted Refinancings thereof;

(xiv) Indebtedness (including any revolving commitments under the ABL Facility) of the Borrower and the Subsidiary Guarantors under the ABL Facility in an aggregate principal amount not to exceed the sum of (A) $750,000,000 plus (B) the amount of any “Incremental Commitments” (as defined the ABL Facility) permitted under 2.20(a) of the ABL Facility as in effect on the Third Amendment and Restatement Effective Date;

(xv) Permitted Unsecured Refinancing Debt and any Permitted Refinancing thereof;

(xvi) Permitted First Priority Refinancing Debt and Permitted Second Priority Refinancing Debt, and any Permitted Refinancing thereof;

(xvii) Indebtedness incurred to finance any Acquisition or Investment permitted under Section 7.08 (provided that such Acquisition or Investment shall have resulted in the acquisition of 100%, by merger or otherwise, of the issued and outstanding voting Equity Interests in, or assets constituting, an operating Healthcare Facility or a business line or division of any other Person, and such Person, if required by Section 5.08, shall have become a Subsidiary Guarantor and Section 5.09 shall have been complied with to the reasonable satisfaction of the Administrative Agent and the Collateral Agent) and any Permitted Refinancing thereof; provided that (1) (A) no Default shall exist or result therefrom, (B) the Borrower shall be in compliance with the financial covenants set forth in Section 6.01 hereof on a Pro Forma Basis, (C) the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer to the effect set forth in clauses (A) and (B) above setting forth reasonably detailed calculations demonstrating compliance with subclauses (A) and (B) above, (2) such Indebtedness does not mature or have scheduled amortization or payments of principal and is not subject to mandatory redemption or prepayment (except customary asset sale or change of control provisions), in each case prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, and (3) if such Indebtedness is incurred by a Restricted Subsidiary that is not a Subsidiary Guarantor, such Indebtedness is not guaranteed in any respect by the Borrower or any Subsidiary Guarantors except to the extent permitted under Section 7.08(a) and the principal amount thereof shall not exceed the greater of $100,000,000 and 2.50% of Consolidated Total Assets determined as of the date of the most recent incurrence of Indebtedness in reliance on this subclause (3); and

(xviii) Indebtedness arising from agreements of the Borrower or any Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case entered into in connection with Acquisitions or other Investments and the disposition of any business, assets or Equity Interests permitted hereunder, other than Guarantees incurred by any Person acquiring all or any portion of such business, assets or Equity Interests for the purpose of financing such acquisition.

(b) The Borrower shall not issue any preferred stock or other preferred Equity Interests other than Qualified Equity Interests of the Borrower.

(c) The Borrower shall not permit any Restricted Subsidiary to issue any preferred stock or other preferred Equity Interests other than to the Borrower or any other Restricted Subsidiary.

Section 7.02. Negative Pledge. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it (or any income therefrom or any right to receive income therefrom), except:

(a) Liens created pursuant to the Collateral Documents;

(b) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the Third Amendment and Restatement Effective Date and set forth in Schedule 7.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Third Amendment and Restatement Effective Date ;

(c) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Restricted Subsidiary; provided that such Lien was not created in contemplation of such event and does not extend to any other property of the Borrower or any Restricted Subsidiary;

(d) any Lien existing on any asset of any Person at the time such Person becomes a Restricted Subsidiary or merges into the Borrower or any of its Restricted Subsidiaries in connection with an Acquisition; provided that such Lien was not created in contemplation of such event and does not extend to any other property of the Borrower or any Restricted Subsidiary;

(e) Liens upon the assets of the Borrower and its Restricted Subsidiaries subject to Capital Lease Obligations to the extent incurred or assumed after the Closing Date in reliance on Section 7.01(a)(iii); provided that (i) such Liens only serve to secure the payment of Indebtedness arising under such Capital Lease Obligation, (ii) the Lien encumbering the asset giving rise to the Capital Lease Obligation does not encumber any other asset of the Borrower or any Restricted Subsidiary and (iii) the aggregate outstanding principal amount of all Indebtedness secured pursuant to this clause (e) and clause (f) after the Closing Date shall not exceed the greater of $100,000,000 and 2.50% of Consolidated Total Assets determined as of the date of the most recent creation of a Lien in reliance on this clause (e);

(f) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset; provided that (i) such Lien attaches to such asset concurrently with or within 180 days after the acquisition or completion of construction thereof and attaches to no asset other than such asset so financed and (ii) the aggregate outstanding principal amount of all Indebtedness secured pursuant to clause (e) and this clause (f) after the Closing Date shall not exceed the greater of $100,000,000 and 2.50% of Consolidated Total Assets determined as of the date of the most recent creation of a Lien in reliance on this clause (f);

(g) Liens securing Indebtedness of the Borrower or a Restricted Subsidiary to the Borrower or any other Restricted Subsidiary; provided that such Liens, if they are on Collateral, are subordinated to the Liens securing the Obligations on terms satisfactory to the Administrative Agent;

(h) any Lien arising out of any Permitted Refinancing; provided that the principal amount of such Indebtedness is not increased and such refinanced Indebtedness is not secured by any additional assets;

(i) Permitted Encumbrances;

(j) other Liens securing Indebtedness or other obligations in an aggregate amount not exceeding $25,000,000 at any time outstanding; provided that any Indebtedness or other obligations secured by such other Liens on the Collateral shall not exceed $5,000,000 at any time outstanding;

(k) so long as the same is subject to the ABL Intercreditor Agreement in the capacity of ABL Obligations, Liens on Collateral securing Indebtedness incurred pursuant to Section 7.01(a)(xiv) and any other “Secured Obligations” as defined in the ABL Facility;

(l) Liens securing any Permitted First Priority Refinancing Debt or any Permitted Second Priority Refinancing Debt;

(m) so long as the Borrower’s Senior Secured Leverage Ratio shall be equal to or less than 3.50:1.00 on a Pro Forma Basis (including the incurrence of any Indebtedness under Section 7.01(a)(xvii) then being incurred)) (i) Liens placed upon the Equity Interests of any Restricted Subsidiary to secure Indebtedness incurred pursuant to Section 7.01(a)(xvii) in connection with the acquisition of such Restricted Subsidiary and (ii) Liens placed upon the assets of such Restricted Subsidiary or any of its Subsidiaries to secure Indebtedness (or to secure a Guarantee of such Indebtedness), in either case incurred pursuant to Section 7.01(a)(xvii) in connection with the acquisition of such Restricted Subsidiary; provided that a Senior Representative of the Indebtedness being secured by such Lien shall have become a party to the applicable Intercreditor Agreement;

(n) the modification, replacement, extension or renewal of any Lien permitted by (b), (d), (e), (f) and (m) of this Section 7.02 upon or in the same assets theretofore subject to such Lien (other than after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.01 and proceeds and products thereof) or the Permitted Refinancing thereof or other obligations secured thereby as and to the extent permitted by Section 7.01;

(o) Liens deemed to exist by reason of (x) any encumbrance or restriction (including put and call arrangements) with respect to the Equity Interests of any joint venture or similar arrangement pursuant to any joint venture or similar agreement (including any Minority-Owned Affiliates) or (y) any encumbrance or restriction imposed under any contract for the sale by the Borrower or any of its Subsidiaries of the Equity Interests of any Subsidiary, or any business unit or division of the business or any Subsidiary permitted under this Agreement; provided that in each case such Liens shall extend only to the relevant Equity Interests; and

(p) other Liens on Collateral securing Indebtedness permitted to be incurred under Section 7.01(xi); provided that (i) on a Pro Forma Basis after giving effect to such incurrence, the Senior Secured Leverage Ratio would be equal to or less than 3.50:1.00 (provided, that any proceeds of such debt incurrence and any other substantially simultaneous debt incurrence shall not be netted from Consolidated Senior Secured Indebtedness for purposes of calculating the Senior Secured Leverage Ratio) and (ii) such Indebtedness is either (x) Permitted Pari Passu Notes or Junior Lien Indebtedness or (y) Permitted Pari Passu Term Loan Indebtedness; provided that, if any Permitted Pari Passu Term Loan Indebtedness is incurred pursuant to this clause (p) and the interest rate margins applicable to such Permitted Pari Passu Term Loan Indebtedness are more than 50 basis points greater than the then Applicable Rate for the Term Loans outstanding under this Agreement, the then Applicable Rate for such Term Loans shall be increased to the extent necessary so that the interest rate margins for the Permitted Pari Passu Term Loan Indebtedness incurred pursuant to this clause (p) are no more than 50 basis points greater than the then Applicable

Rate for such Term Loans (provided that in determining the Applicable Rate applicable to the Term Loans and the interest rate margins applicable to the Permitted Pari Passu Term Loan Indebtedness, (x) OID or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders of the Term Loans or lenders of the Permitted Pari Passu Term Loan Indebtedness in the primary syndication thereof shall be included (with OID being equated to interest based on an assumed four (4)-year life to maturity), (y) customary arrangement or commitment fees payable to the Third Amendment and Restatement Joint Lead Arrangers (or their Affiliates) in connection with the Term Loans or to one or more arrangers (or their Affiliates) of the Permitted Pari Passu Term Loan Indebtedness shall be excluded and (z) if the LIBO Rate floor applicable to the Permitted Pari Passu Term Loan Indebtedness is higher than the LIBO Rate floor applicable to the Term Loans, the amount of such difference shall be deemed to be an increase to the Applicable Rate for the Permitted Pari Passu Term Loan Indebtedness for the purposes of determining compliance with this proviso.

Section 7.03. Consolidations, Mergers and Asset Sales.

(a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise dispose of all or substantially all of its assets to, any other Person, or liquidate or dissolve, except that:

(i) the Borrower may merge with any Person if the Borrower is the surviving corporation and, immediately after such merger (and giving effect thereto), no Default shall have occurred and be continuing;

(ii) any Restricted Subsidiary may merge or consolidate with or into any Person (other than the Borrower, except in a transaction permitted by clause (i) above) and any Restricted Subsidiary may transfer all or substantially all of its assets to any Person, in each case if, immediately after such transaction (and giving effect thereto), no Default shall have occurred and be continuing and (A) the surviving corporation or transferee is a Restricted Subsidiary (and, if a Restricted Subsidiary that is a Subsidiary Guarantor is a party to such transaction, such Subsidiary Guarantor is the surviving Person in such transaction), (B) such merger, consolidation or transfer of all or substantially all assets is in conjunction with a disposition by the Borrower and its Restricted Subsidiaries of their entire investment in such Restricted Subsidiary and such disposition is otherwise permitted by this Section 7.03, (C) the Required Lenders shall have consented to such transaction, (D) such transaction is permitted by Section 7.03(c) or (E) such transaction complies with Section 7.03(c)(i) and is solely in respect of any Specified Property; and

(iii) any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not adverse in any material respect to the Lenders.

(b) If the Borrower and its Restricted Subsidiaries dispose of their entire investment in any Restricted Subsidiary as permitted by subsection (a) above, the Agent shall at the Borrower’s request, concurrently with or at any time after such disposition, release all Security Interests in Equity Interests in such Restricted Subsidiary granted by the Borrower and its Restricted Subsidiaries to the Agent; provided that any such release shall be in form and substance reasonably satisfactory to the Agent and so long as Borrower shall have provided the Agent such certifications or documents as the Agent may reasonably request in order to demonstrate compliance with this Agreement. In addition (i) such Restricted Subsidiary’s Subsidiary Guaranty shall be automatically released and it shall cease to be a party to the Security Agreement, in each case concurrently with such disposition, and (ii) the Agent shall at the Borrower’s request, concurrently with or at any time after such disposition, release all Security Interests granted by such Restricted Subsidiary to secure its Subsidiary Guaranty and return to such Restricted Subsidiary any of its assets held by the Agent under the Collateral Documents; provided that any such release shall be in form and substance reasonably satisfactory to the Agent and so long as Borrower shall have provided the Agent such certifications or documents as the Agent may reasonably request in order to demonstrate compliance with this Agreement.

(c) The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Asset Sale (other than of the Specified Properties), unless:

(i) the consideration received from such Asset Sale shall be in an amount at least equal to the fair market value thereof (as determined in good faith by the Borrower or such Restricted Subsidiary (which determination, if the sale price exceeds $25,000,000, shall be evidenced by a resolution of the Borrower’s or such Restricted Subsidiary’s Board of Directors) as at the time of such Asset Sale); and

(ii) immediately after such Asset Sale is consummated, (x) at least 75% of the aggregate consideration received for all Asset Sales consummated after the Third Amendment and Restatement Effective Date in reliance on this clause (c) shall be in the form of cash or cash equivalents (provided that, for purposes of determining what constitutes cash under this clause (x), (I) any liabilities (as shown on the Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Asset Sale and for which the Borrower and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (II) any securities received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Asset Sale and (III) any Designated Non-Cash Consideration received by the Borrower or such Restricted Subsidiary in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this Section 7.03(c) that is at that time outstanding, not in excess of the greater of $60,000,000 and 1.50% of Consolidated Total Assets determined as of the date of the most recent receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being determined in good faith by the Borrower at the time received and without giving effect to subsequent changes in value, shall, in each case, be deemed to be cash) and (y) the aggregate book value of all assets sold pursuant to Asset Sales consummated after the Third Amendment and Restatement Effective Date in reliance on this clause (c) would not exceed an amount equal to 15% of the Consolidated Total Assets of the Borrower and its Restricted Subsidiaries as shown on the Most Recent Financial Statements.

For purposes of Section 7.03(c)(ii), the book value of the assets disposed of in each transaction shall be the book value of such assets on the books of the Borrower or the relevant Restricted Subsidiary, as applicable, immediately before such disposition.

(d) Notwithstanding anything in this Section 7.03 to the contrary, so long as no Event of Default has occurred and is continuing, the Borrower or any Restricted Subsidiary may make (i) any Asset Sale set forth in Schedule 7.03(d) hereto, (ii) Permitted Delinquent Account Assignments and (iii) Asset Sales of the Specified Properties.

Section 7.04. Limitations on Transactions with Affiliates. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, pay any funds to or for the account of,

make any Investment in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate; provided that the foregoing shall not prohibit:

(a) the Borrower or any Restricted Subsidiary from performing its obligations under the Existing Affiliate Agreements;

(b) the Borrower or any Restricted Subsidiary from making any Investment permitted by Section 7.08;

(c) the Borrower or any Restricted Subsidiary from making sales or leases to or purchases or leases from any Affiliate and, in connection therewith, extending credit or making payments, or from making payments for services rendered by any Affiliate, if such sales, leases or purchases are made or such services are rendered in the ordinary course of business and on terms and conditions at least as favorable to the Borrower or such Restricted Subsidiary as the terms and conditions which would apply in a similar transaction with a Person not an Affiliate;

(d) transactions between or among any of the Credit Parties and the Restricted Subsidiaries not involving any other Affiliate;

(e) the Borrower or any Restricted Subsidiary from making payments of principal, interest and premium on any of its Indebtedness held by an Affiliate if the terms of such Indebtedness are substantially as favorable to the Borrower or such Restricted Subsidiary as the terms which could have been obtained at the time of the creation of such Indebtedness from a lender which was not an Affiliate;

(f) to the extent permitted by Section 7.08, the Borrower or any Restricted Subsidiary from participating in, or effecting any transaction in connection with, any joint enterprise or other joint arrangement with any Affiliate if the Borrower or such Restricted Subsidiary participates in the ordinary course of its business and on a basis no less advantageous than the basis on which such Affiliate participates;

(g) the Borrower or any Restricted Subsidiary from maintaining, entering into or adopting any executive or employee incentive or compensation plan, contract or other arrangement (including any loans or extensions of credit in connection therewith to the extent permitted by Section 7.08), or any arrangement to terminate any of the foregoing, if such plan, contract, or arrangement (i) has been or is approved either (x) at any time by the shareholders of the Borrower in accordance with such voting requirements as may be applicable or (y) at any time by the board of directors of the Borrower or such Restricted Subsidiary (or a duly constituted committee of such board), (ii) is immaterial in amount, or (iii) is maintained, entered into or adopted in the ordinary course of business of the Borrower or any Restricted Subsidiary;

(h) to the extent permitted by Section 7.08, the Borrower or any Restricted Subsidiary from making any loan, guarantee or other accommodation in accordance with the Borrower’s policies and practices concerning employee relocation in the ordinary course of its business;

(i) any Restricted Payments permitted by Section 7.07; and

(j) transactions not constituting Investments or Restricted Payments and involving payments, transfers of property or other obligations with a fair value not to exceed, for all such transactions after the Third Amendment and Restatement Effective Date, $5,000,000.

Section 7.05. Limitation on Restrictions Affecting Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into, or suffer to exist, any agreement (other than the Financing Documents, the ABL Facility Documents and any Existing Affiliate Agreements and, in the case of clause (c), the Master Lease Agreements and any Indebtedness permitted hereunder to be secured by the Collateral on a pari passu basis with the Secured Obligations) which prohibits or limits the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions or pay any Indebtedness owed to the Borrower or any other Restricted Subsidiary; (b) make loans or advances to the Borrower or any other Restricted Subsidiary or (c) in the case of any Subsidiary Guarantor, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, that is or would be required hereunder to be Collateral securing the obligations of the Borrower and the Subsidiary Guarantors under the Financing Documents; provided that the foregoing shall not prohibit any such prohibition or limitation contained in:

(i) any document relating to Indebtedness secured by a Lien permitted by Section 7.02, insofar as the provisions thereof limit grants of junior liens on the assets securing such Indebtedness;

(ii) any operating lease or Capital Lease, insofar as the provisions thereof limit grants of a Security Interest in, or other assignments of, the related leasehold interest to any other Person; and

(iii) if a Person becomes a Restricted Subsidiary after the Closing Date, any agreement that is binding on such Person and was not entered into in contemplation of its becoming a Restricted Subsidiary, insofar as such agreement limits such Person’s ability to take any action described in clause (a), (b) or (c) of this Section, provided that either:

(1) such limitation is terminated within 60 days after such Person becomes a Restricted Subsidiary; or

(2) not more than 5% of Consolidated EBITDAR for any period of four consecutive Fiscal Quarters is attributable, in the aggregate, to Persons that become Restricted Subsidiaries after the Closing Date and remain subject to such limitations more than 60 days after becoming Restricted Subsidiaries.

Section 7.06. Limitation on Sale or Issuance of Equity Interests of Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, sell or issue any Equity Interests of a Restricted Subsidiary unless:

(a) the sale or issuance is to the Borrower or another Restricted Subsidiary;

(b) in the case of a Restricted Subsidiary that is not a Wholly Owned Subsidiary, the sale or issuance is to its existing holders of Equity Interests in such Restricted Subsidiary pursuant to its charter or similar documents or agreements binding on such Restricted Subsidiary to the extent permitted under Section 7.07; or

(c) (i) if, after giving effect to the sale or issuance, the Restricted Subsidiary would no longer be a Restricted Subsidiary, all remaining Investments of the Borrower and the Restricted Subsidiaries in such former Restricted Subsidiary (valued at an amount equal to the Borrower’s remaining proportional share of the fair market value of such former Restricted Subsidiary’s assets less liabilities), if deemed made at that time, would be permitted under Section 7.08 and (ii) the Borrower complies with Section 7.03(c) with respect to the sale or issuance.

Section 7.07. Restricted Payments.

(a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, declare or make any Restricted Payment on or after the Third Amendment and Restatement Effective Date, except that:

(i) any Restricted Subsidiary may declare and make Restricted Payments to the Borrower or any other Restricted Subsidiary, but in the case of a Restricted Payment by a Restricted Subsidiary that is not a Wholly Owned Subsidiary, such Restricted Payment is made on a pro rata basis among equity holders holding the same series of Equity Interests in respect of which such Restricted Payment was made, subject to any tax-related adjustment as set forth in its charter or similar documents or agreements binding on such Restricted Subsidiary;

(ii) (1) the Borrower may purchase, redeem or otherwise acquire or retire for value any of its Equity Interests held by officers, directors or employees or former officers, directors or employees (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment in an amount not to exceed $2,000,000 in any Fiscal Year (with unused amounts in such Fiscal Year permitted to be carried over into succeeding Fiscal Years); and (2) the Borrower may repurchase any of its Equity Interests deemed to occur upon cashless exercise of stock options or warrants held by officers, directors or employees or former officers, directors or employees (or their estates or beneficiaries under their estates) if such Equity Interests represent a portion of the exercise price, or withholding taxes payable in connection with the exercise, of such options or warrants;

(iii) the Borrower may, in connection with the payment of a dividend on its shares of common stock that is payable in additional shares of such common stock, pay cash in lieu of delivering fractional shares of such common stock;

(iv) the Borrower may make additional Restricted Payments in an aggregate amount not to exceed, together with the aggregate amount of prepayments of Junior Debt made pursuant to Section 7.12(i)(I), the greater of (x) $150,000,000 and (y) 4.00% of Consolidated Total Assets from or after the Third Amendment and Restatement Effective Date;

(v) the Borrower may redeem in whole or in part any of its Equity Interests for another class of its Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent issuances of its Qualified Equity Interests; provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby;

(vi) Restricted Payments to consummate the Transactions;

(vii) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration (x) such payment would have complied with the provisions of this Agreement and (y) no Default occurred and was continuing;

(viii) the payment of dividends in an amount not to exceed $30,000,000 in any Fiscal Year; provided that, to the extent that the aggregate amount of dividends in any Fiscal Year made pursuant to this Section 7.07(a)(viii) is less than $30,000,000, 100% of the amount of such difference may be carried forward and used to make dividends in the immediately succeeding Fiscal Year (but not any other years) with such amount being carried forward to be applied before the amount permitted by this Section 7.07(a)(viii) for such immediately succeeding Fiscal Year is applied; and

(ix) if the Available Amount Conditions have been met, additional Restricted Payments may be made in an amount up to the Available Amount (determined, with respect to each such Restricted Payment made in reliance on this clause (ix), solely as of the date it is made);

provided that Restricted Payments may be declared and made pursuant to clause (ii), (iii), (iv), (viii) or (ix) only if at the time of, and after giving effect to, the Restricted Payment, no Default shall have occurred and be continuing.

(b) The Borrower will not, and will not permit any Restricted Subsidiary to, furnish any funds to or make any Investment in an Unrestricted Subsidiary or other Person for purposes of enabling it to make any Restricted Payment that could not be made directly by the Borrower or a Restricted Subsidiary in accordance with the provisions of this Section.

Section 7.08. Limitations on Acquisitions and Investments.

(a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Acquisitions or make, acquire or hold any other Investments, except:

(i) Permitted Investments;

(ii) Acquisitions involving Healthcare Facilities to the extent the consideration therefor consists of Qualified Equity Interests of the Borrower;

(iii) Acquisitions of the Specified Properties;

(iv) Investments funded with Casualty Proceeds to the extent such Investments are effected to replace or rebuild the asset in respect of which such Casualty Proceeds were received;

(v) consistent with the provisions of this Agreement, (A) any Restricted Subsidiary that is not a Subsidiary Guarantor may make Investments in the Borrower or any other Restricted Subsidiary of the Borrower, (B) the Borrower may make Investments in any Restricted Subsidiary that is a Subsidiary Guarantor, (C) any Subsidiary Guarantor may make Investments in the Borrower or any Restricted Subsidiary that is a Subsidiary Guarantor and (D) the Borrower or any Subsidiary Guarantor may make Investments in any Restricted Subsidiary that is not a Subsidiary Guarantor (limited in the case of this clause (D) to Investments in an aggregate amount outstanding at any time not to exceed $50,000,000); provided that, in each case, (1) each item of intercompany Indebtedness pursuant to clause (D) shall be evidenced by a promissory note (which shall be substantially in the form of Exhibit H hereto), (2) each promissory note evidencing intercompany loans and advances made by a Restricted Subsidiary that is not a Subsidiary Guarantor to a Subsidiary Guarantor or the Borrower shall contain the subordination provisions set forth in Exhibit I and (3) each promissory note evidencing intercompany loans and advances shall be pledged to the Collateral Agent pursuant to the Security Agreement to the extent required thereby;

(vi) other Investments not otherwise permitted by this Section 7.08 in an aggregate amount outstanding at any time not to exceed the greater of (x) $75,000,000 and (y) 2.00% of Consolidated Total Assets determined as of the date of the most recent Investment made in reliance on this clause (vi);

(vii) Investments made pursuant to the Transactions;

(viii) Investments held by a Restricted Subsidiary acquired after the Closing Date or of a Person merged into the Borrower or merged or consolidated with a Restricted Subsidiary as permitted hereunder after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(ix) Investments consisting of extensions of trade credit or loans or advances in the ordinary course of business; and

(x) if the Available Amount Conditions have been met, other Investments in an amount up to the Available Amount (determined with respect to each Investment made in reliance on this clause (x) solely as of the date it is made).

(b) Notwithstanding the foregoing, the Borrower and its Restricted Subsidiaries may make unlimited Investments in Healthcare Facilities and Healthcare Related Businesses and assets incidental thereto if, at the time of, and after giving effect to, each such Investment (A)(i) no Default shall have occurred and be continuing or would result therefrom and (ii) the Borrower shall be in compliance with the financial covenants set forth in Section 6.01 hereof on a Pro Forma Basis, (B) other than with respect to Investments in Unrestricted Subsidiaries (other than Cornerstone and the Excluded Partnerships) and Specified Joint Ventures, the aggregate amount of consideration expended on all such Investments pursuant to this Section 7.08(b) that is derived from the Borrower and the Subsidiary Guarantors to make Investments in Persons that will not upon the applicable Investment become Subsidiary Guarantors or to make Investments in assets that will not upon the applicable Investment be held by the Borrower or a Subsidiary Guarantor shall not (measured at the time of each Investment pursuant to this Section 7.08(b)) exceed the greater of (x) $200,000,000 and (y) 5.25% of Consolidated Total Assets and (C) for any Investment in an amount exceeding $25,000,000, the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer setting forth reasonably detailed calculations demonstrating compliance with subclause (A)(ii) above.

(c) For purposes of this Section 7.08, any Investment shall be deemed to be outstanding to the extent not returned in the same form as the original Investment (or cash) to any Borrower or any Restricted Subsidiary that is a Subsidiary Guarantor.

Section 7.09. No Change of Fiscal Periods. The Borrower shall not change the date on which any of its Fiscal Years or Fiscal Quarters ends, unless the Required Lenders shall have consented to such change (which consent may be conditioned on the amendment of any covenant herein that would be affected by such change to eliminate the effect thereof).

Section 7.10. Limitation on Business.

(a) The Borrower shall not engage in any activities other than (i) owning Equity Interests in Cornerstone and other Subsidiaries that own, operate or manage Healthcare Facilities, and financing activities and other activities reasonably related to such ownership and (ii) Healthcare Related Businesses.

(b) The Borrower shall not permit any of its Restricted Subsidiaries to engage in any business, other than (i) the business of owning, operating or managing Healthcare Facilities and any business reasonably incidental thereto and (ii) Healthcare Related Businesses.

Section 7.11. Limitation on Sale and Leaseback Transactions. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction with respect to any property or asset unless:

(A) the Borrower or the Restricted Subsidiary would be entitled to:

(1) incur Indebtedness in an amount equal to the Attributable Indebtedness with respect to such Sale and Leaseback Transaction pursuant to Section 7.01(a), and

(2) create a Lien on such property or asset securing such Attributable Indebtedness pursuant to Section 7.02, in which case, the corresponding Indebtedness and Lien will be deemed incurred pursuant to those provisions, and

(B) the Borrower complies with Section 7.03(c) in respect of such transaction.

Section 7.12. No Modification of Certain Documents Without Consent; Prepayments of Indebtedness. The Borrower shall not, and shall not permit any Restricted Subsidiary to (x) consent to or solicit any amendment or supplement to, or any waiver or other modification of any Master Lease Agreement, if the effect thereof could reasonably be expected to cause a Material Adverse Effect or (y) amend, waive or modify any document governing any unsecured Indebtedness, Subordinated Indebtedness or (other than Indebtedness under the ABL Facility) any Indebtedness secured by a Lien on any of the Collateral that is junior to any of the Liens on the Collateral securing the Secured Obligations in a manner materially adverse to the Lenders. Neither the Borrower nor any of its Restricted Subsidiaries will (i) (A) redeem, purchase, prepay, retire, defease or otherwise acquire for value (other than exchanges solely for Qualified Equity Interests), prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness or unsecured Indebtedness (collectively, “Junior Debt”), or set aside any funds for such purpose, whether such redemption, purchase, prepayment, retirement or acquisition is made at the option of the maker or at the option of the holder thereof, and whether or not any such redemption, purchase, prepayment, retirement or acquisition is required under the terms and conditions applicable to such Junior Debt or (B) make any cash interest payment in respect of Junior Debt (other than regularly scheduled interest payments as and when due in respect of Junior Debt permitted under this Agreement if such payments are not then prohibited by the subordination provisions thereof, if any, which shall be permitted), other than, (x) in the case of each of clauses (A) and (B), (I) in an amount not to exceed, together with the aggregate amount of Restricted Payments made in reliance on Section 7.07(a)(iv), $150,000,000 and (II) if the Available Amount Conditions have been met, in an amount up to the Available Amount (determined, solely as of the date such payment under this Section 7.12(i)(II) is made) or (y) in the case of clause (A), Permitted Refinancings of the Senior Notes and any Permitted Refinancings thereof; or (ii) release, cancel, compromise or forgive in whole or in part any Indebtedness evidenced by any Intercompany Note (unless either the Borrower or a Subsidiary Guarantor hereunder is the obligor with respect to such Indebtedness or the release, cancellation, compromise or forgiveness thereof is otherwise permitted as an Investment in accordance with this Agreement).

Section 7.13. Payments for Consents. The Borrower shall not, and shall not permit any of its Subsidiaries or Affiliates to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Lender for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or the other Financing Documents unless such consideration is offered to be paid or agreed to be paid to all Lenders that consent, waive or agree to amend such term or provision within the time period set forth in the solicitation documents relating to the consent, waiver or amendment.

ARTICLE 8

DEFAULTS

Section 8.01. Events of Default. If one or more of the following events (each, an “Event of Default”) shall have occurred and be continuing:

(a) (i) any principal of any Loan shall not be paid when due, or (ii) any interest thereon shall not be paid within one Business Day after the due date thereof, or (iii) any fee payable pursuant to Section 2.09 shall not be paid within three Business Days after the due date thereof, or (iv) any other fee or other amount payable hereunder to or for the account of any Agent or any Lender shall not be paid within five Business Days after the due date thereof; or

(b) the Borrower shall fail to observe or perform any covenant contained in Section 5.01(e), Article 6 or Article 7; or

(c) the Borrower or any Subsidiary Guarantor shall fail to observe or perform any of its covenants or agreements contained in the Financing Documents (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Agent at the request of any Lender; provided that (i) if such failure relates primarily to the operation of, or to the use, maintenance, protection, preservation or status of property with an aggregate fair market value less than or equal to $25,000,000, such failure shall not constitute an Event of Default and (ii) in the case of any such failure relating primarily to the operation of, or to the use, maintenance, protection, preservation or status of property with an aggregate fair market value greater than $25,000,000, then if such failure relates primarily to the operation of, or to the use, maintenance, protection, preservation or status of such property used directly in the operation of a particular Healthcare Facility that is a Master Lease Property and there is a representation, covenant or agreement dealing with substantially the same subject matter in the applicable Master Lease Agreement, such failure shall not constitute an Event of Default pursuant to this clause (c) and instead shall be governed solely by Section 8.01(g) below; or

(d) any representation, warranty, certification or statement made or deemed made by the Borrower or any Subsidiary Guarantor in any Financing Document or in any certificate, financial statement or other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made or deemed made; or

(e) the Borrower or any Restricted Subsidiary shall fail to make one or more payments (whether of principal or interest) in respect of Material Indebtedness when due or within any period of grace applicable to such payments; or

(f) any event or condition shall occur that (i) results in the acceleration of the maturity of any Material Indebtedness or (ii) enables (or, with the giving of notice or lapse of time or both, would enable) the holder or holders of Material Indebtedness or any Person acting on behalf of such holder or holders to accelerate the maturity thereof; or

(g) except as would not be reasonably expected to result in a Material Adverse Effect, any Master Lease Event of Default occurs and is continuing and pursuant to such Master Lease Event of Default, Ventas has delivered to Kindred a notice terminating such Master Lease and such notice of termination has not been withdrawn, provided that if the only such Master Lease Events of Default that have occurred and are continuing are Facility Defaults (as defined in any Master Lease Agreement) and the number of Material Healthcare Facilities to which such

Facility Defaults relate does not exceed 15, such condition shall not constitute an Event of Default pursuant to this subsection (g); or

(h) [Reserved]; or

(i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $50,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $50,000,000; or

(j) one or more Enforceable Judgments for the payment of money aggregating in excess of $50,000,000 shall be rendered against the Borrower or one or more Restricted Subsidiaries and shall not have been satisfied; or

(k) any Lien created or purported to be created by any of the Collateral Documents shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be subject to such Lien, subject to no prior or equal Lien (other than Permitted Liens), or the Borrower or any Subsidiary Guarantor shall so assert in writing; provided that it shall not be an Event of Default under this clause (k) if the Liens in question are not valid or not perfected, or are subject to such other Liens, only in respect of Collateral (x) with an aggregate fair market value not in excess of $25,000,000 during the term of this Agreement or (y) used directly in the operation of one or more particular Healthcare Facilities that are Master Lease Properties and the number of such facilities does not exceed 15; or

(l) any Subsidiary Guarantor’s Subsidiary Guaranty shall at any time fail to constitute a valid and binding agreement of such Subsidiary Guarantor (except as expressly permitted by any Financing Document), or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, shall so assert in writing; or

(m) (i) the Borrower or any Restricted Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or (ii) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against it under the Federal bankruptcy laws as now or hereafter in effect; or

(n) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Securities Exchange Act) of 50% or more of the outstanding shares of common stock of the Borrower; or, during any period of 24 consecutive calendar months, individuals who were members of the board of directors of the Borrower on the first day of such period (together with any new directors whose election or appointment by such members or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease to constitute a majority of the board of directors of the Borrower, then, and in every such event the Agent or the Required Lenders may:

(i) by notice to the Borrower terminate the Term Commitments and they shall thereupon terminate,

(ii) by notice to the Borrower, declare the Loans and all other amounts in respect of the Obligations (in each case together with accrued interest thereon) to be, and they shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and

(iii) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Financing Documents or Applicable Law.

provided that if any event specified above in Section 8.01(m) occurs, then without notice to the Borrower or any other act by the Agent or any Lender, the Term Commitments shall thereupon terminate and all the Loans and all other amounts in respect of the Obligations (in each case together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

Section 8.02. Notice of Default. The Agent shall give notice to the Borrower under Section 8.01 promptly upon being requested to do so by the Required Lenders and shall thereupon notify all the Lenders thereof.

Section 8.03. Enforcement Notice. If the Agent is (i) instructed to do so by the Required Lenders at any time after the Loans become immediately due and payable pursuant to Section 8.01(m), or (ii) instructed to do so by the Required Lenders at any time after the Loans have been declared due and payable pursuant to Section 8.01, the Administrative Agent shall deliver to the Collateral Agent an Enforcement Notice directing the Collateral Agent to exercise one or more specific remedies under the Collateral Documents or any other right or remedy available at law or in equity. Concurrently with the delivery of any such Enforcement Notice to the Collateral Agent, all outstanding Loans and all other amounts in respect of the Obligations not theretofore declared due and payable shall automatically become immediately due and payable.

ARTICLE 9

THE AGENTS

Each of the Lenders hereby irrevocably appoints JPMorgan Chase Bank, N.A. as its agent and authorizes JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent and Collateral Agent, (i) to sign and deliver the Collateral Documents and (ii) to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Financing Documents, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent hereunder.

The Agent shall not have any duties or obligations except those expressly set forth in the Financing Documents. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Financing Documents that the Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02), and (c) except as expressly set forth in the Financing Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct. The Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agent by the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Financing Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Financing Document, (iv) the validity, enforceability, effectiveness or genuineness of any Financing Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article 4 or elsewhere in any Financing Document, other than to confirm receipt of items expressly required to be delivered to the Agent, or (vi) the existence, genuineness or value of any of the Collateral or the validity, perfection, recordation, priority or enforceability of any Lien on any of the Collateral.

The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent’s resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

To the extent required by any applicable laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 2.14, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 10 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Facility Document against any amount due the Administrative Agent under this paragraph. The agreements in this paragraph shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Term Commitments and the repayment, satisfaction or discharge of all other Obligations.

Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Financing Document, any related agreement or any document furnished hereunder or thereunder.

Nothing in any Financing Document shall impose on any of Citibank, N.A., Barclays Bank, PLC or Morgan Stanley Senior Funding, Inc., in its capacity as Co-Syndication Agent, or on any of Morgan Stanley Senior Funding, Inc. or General Electric Capital Corporation, in its capacity as Co-Documentation Agent, any duty or responsibility whatsoever.

ARTICLE 10

MISCELLANEOUS

Section 10.01. Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to the Borrower, to it at 680 South Fourth Street, Louisville, KY 40202, Attention of the Chief Financial Officer, Treasurer and General Counsel (Telecopy Nos. (502) 596-4141 and (502) 596-4170 and (502) 596-4715);

(ii) if to the Agent (including in its capacity as a Lender), to (a) Primary Operations Contact at 500 Stanton Christiana Road Ops 2 Floor 3 Newark, DE 19713, Attention of Rea Seth (Telephone No. (302) 634-1867; Telecopy No. (302) 634-1417; Email: rea.n.seth@jpmorgan.com), (b) Secondary Operations Contact at 500 Stanton Christiana Road Ops 2 Floor 3 Newark, DE 19713, Attention of Brittany Tidwell (Telephone No. (302) 634-2225; Telecopy No. (302) 634-1417; Email: brittany.m.tidwell@jpmorgan.com) and (c) with a copy to JPMorgan Chase Bank, N.A. – Client Credit Management, 383 Madison Avenue – 24th Floor, New York, NY 10179, Attention of Dawn Lee Lum (Telephone No. (212) 270-2472; Telecopy No. (212) 270-3279); and

(iii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 unless otherwise agreed by the Agent and the applicable Lender. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

Section 10.02. Waivers; Amendments.

(a) No failure or delay by the Agent or any Lender in exercising any right or power hereunder or under any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Lenders under the Financing Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Financing Document or consent to any departure by the Borrower or any Restricted Subsidiary therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Agent or any Lender may have had notice or knowledge of such Default at the time.

(b) No Financing Document or provision thereof may be waived, amended or modified except, in the case of this Agreement, by an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Financing Document, by an agreement or agreements in writing entered into by the parties thereto with the consent of the Required Lenders; provided that no such agreement shall:

(i) increase the Term Commitment of any Lender without the written consent of such Lender;

(ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby;

(iii) postpone the scheduled date of payment of the principal amount (including, for the avoidance of doubt, any scheduled date of amortization) of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Term Commitment, without the written consent of each Lender affected thereby;

(iv) release all or substantially all of the Collateral from the Security Interests or release all or substantially all of the Restricted Subsidiaries from their obligations under the Subsidiary Guarantees (except in each case as expressly provided in the Financing Documents as in effect on the Third Amendment and Restatement Effective Date) without the written consent of each Lender;

(v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision of any Financing Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder without the written consent of each Lender; or

(vi) change Section 2.15(b) or (c) or the definition of “Pro Rata Share” in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender;

provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent without the prior written consent of the Agent.

Notwithstanding anything to the contrary in this Section 10.02, the Borrower and the Agent may, without the input or consent of the other Lenders, (i) effect such amendments to this Agreement and the other Financing Documents as may be necessary or appropriate in the opinion of the Agent to effect the provisions of Section 2.18 (it being understood that no such amendments shall amend the provisions of Section 2.18), (ii) enter into any amendment of any Financing Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Lender Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Lender Parties, in any property or so that the security interests therein comply with Applicable Law and (iii) effect changes to this Agreement that are necessary and appropriate to provide for the mechanics contemplated by the offering process set forth in Section 2.08(a)(ii).

Section 10.03. Expenses; Indemnity; Damage Waiver.

(a) The Borrower shall pay (i) all reasonable out of pocket expenses incurred by the Agent, the Amendment and Restatement Lead Arranger and Bookrunner, the Second Amendment and Restatement Lead Arranger and Bookrunner, the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners, the Co-Syndication Agents and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agent, the Amendment and Restatement Lead Arranger and Bookrunner, the Second Amendment and Restatement Lead Arranger and Bookrunner, the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners and the Co-Syndication Agents, in connection with the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement and the other Financing Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Agent or any Lender, including the fees, charges and disbursements of any counsel for the Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Financing Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) The Borrower shall indemnify the Agent, the Amendment and Restatement Lead Arranger and Bookrunner, the Second Amendment and Restatement Lead Arranger and Bookrunner, the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners, the Co-Syndication Agents and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Financing Document or any agreement or instrument contemplated thereby, the performance by the parties to the Financing Documents of their respective obligations thereunder or the consummation of the Transactions or the Third Amendment and Restatement Effective Date Transactions or, in each case, any other transactions contemplated thereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or Release or threat of Release of Hazardous Materials on, at, under or from any property owned, leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto and regardless of whether any such claim, litigation, investigation or proceeding is brought by the Borrower or any other Person; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agent, the Amendment and Restatement Lead Arranger and Bookrunner, the Second Amendment and Restatement Lead Arranger and Bookrunner, the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners or the Co-Syndication Agents under paragraph (a) or (b) of this Section (but without affecting the Borrower’s obligations with respect thereto), each Lender severally agrees to pay to the Agent, the Amendment and Restatement Lead Arranger and Bookrunner, the Second Amendment and Restatement Lead Arranger and Bookrunner, the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners or the Co-Syndication Agents, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent, the Amendment and Restatement Lead Arranger and Bookrunner, the Second Amendment and Restatement Lead Arranger and Bookrunner, the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners or any Co-Syndication Agent in its capacity as such.

(d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, Third Amendment and Restatement Effective Date Transactions any Loan or the use of the proceeds thereof.

(e) All amounts due under this Section shall be payable not later than five days after written demand therefor.

Section 10.04. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (which assignees shall be financial institutions in the business of making regular extensions of credit or making investments in syndicated loans, it being understood that neither the Borrower (or any of its Affiliates) (except as provided in clause (e) below) nor any natural Person shall be a Lender)) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(1) the Borrower, provided that the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; provided, further that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

(2) the Agent, provided that no consent of the Agent shall be required for an assignment to a Lender immediately prior to giving effect to such assignment, an Affiliate of such a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(1) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Loans, the amount of Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the

Agent) shall not be less than $1,000,000, and, immediately after giving effect to such assignment, the assigning Lender shall have (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent) Loans aggregating at least $1,000,000, in each case unless each of the Borrower and the Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(2) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(3) the parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

(4) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more “credit contacts” to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and Applicable Laws, including federal and state securities laws; and

(5) (A) promptly prior to the effectiveness of such assignment, the assigning Lender shall have requested and received the most recent Disqualified Institutions List from the Administrative Agent and (B) no assignments shall be made to Defaulting Lenders, Disqualified Institutions (as set forth on the most recent update to the Disqualified Institutions List delivered to the assigning Lender) or natural persons.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14, and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Commitment of, and principal amount (and related interest amounts) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of the Borrower or the Agent, sell participations to one or more banks or other entities (a “Participant”) (it being understood that neither the Borrower (or any of its Affiliates) nor any natural Person shall be a Participant) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Term Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) (x) promptly prior to the sale of any Participation, such Lender shall have requested and received the most recent Disqualified Institutions List from the Administrative Agent and (y) no Lender may sell a Participation to a Disqualified Institution (as set forth on the most recent update to the Disqualified Institutions List delivered to such Participating Lender). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Financing Documents and to approve any amendment, modification or waiver of any provision of the Financing Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that (1) increases the Term Commitments participated to such Participant, (2) reduces the amount of principal, interest or fees participated or payable to such Participant, (3) extends the Maturity Date or the due date of any amortization, interest or fee payment payable to such Participant, (4) releases the Guarantees of the Obligations of all or substantially of the Subsidiary Guarantors or all or substantially all of the Collateral or (5) changes the voting rights granted to such Participant pursuant to this Section 10.04(c). Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the requirements and limitations of such Sections and Section 2.16 and it being understood that the documentation required under Section 2.14(e) shall be delivered solely to the Participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.15(c) as though it were a Lender. Each Lender that sells participations to a Participant, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a Register of all such Participants. The entries in the participant register shall be conclusive (absent manifest error), and the Borrower and the Lenders shall treat each Person whose name is recorded in the participant register pursuant to the terms hereof as a Participant for all purposes of this Agreement, notwithstanding notice to the contrary. Notwithstanding the foregoing, each Credit Party and the Lenders acknowledge and agree that the Administrative Agent shall not have any responsibility to determine the compliance of any Lender with the requirements of this Section 10.04(c)(i) (it being understood that each Lender shall be responsible for ensuring its own compliance with the requirements of this Section).

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (not to be unreasonably withheld or delayed).

(d) Any Lender may at any time pledge or assign a Security Interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a Security Interest; provided that no such pledge or assignment of a Security Interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Notwithstanding anything herein or in the Financing Documents to the contrary, any Lender may, so long as no Default or Event of Default has occurred and is continuing, at any time, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to the Borrower or any Subsidiary of the Borrower and the Borrower or any Subsidiary of the Borrower may, from time to time, prepay or purchase Term Loans, in each case through (x) Dutch auctions or other offers to purchase open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.08(a)(ii) or (y) open market purchases on a non-pro rata basis; provided, that:

(i) (x) if the assignee is a Subsidiary of the Borrower, upon such assignment, transfer or contribution, the applicable assignee shall automatically be deemed to have contributed or transferred the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to the Borrower; or (y) if the assignee is the Borrower (including through contribution or transfers set forth in clause (x)), (a) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to any the Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, (b) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (c) the Borrower shall promptly provide notice to the Administrative Agent of such contribution, assignment or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register;

(ii) each Person that purchases any Term Loans pursuant to Section 10.04(e)(i)(x) or (y) shall represent and warrant to the selling Term Lender that it does not possess material non-public information (or material information of the type that would not be public if the Borrower were a publicly-reporting company) with respect to the Borrower and its Subsidiaries that either (1) has not been disclosed to the Term Lenders generally (other than Term Lenders that have elected not to receive such information) or (2) if not disclosed to the Term Lenders, would reasonably be expected to have a material effect on, or otherwise be material to a Term Lender’s decision to participate in any such assignment; and

(iii) purchases of Term Loans pursuant to this Section 10.04(e) may not be funded with the proceeds of the loans incurred under the ABL Facility.

Section 10.05. Survival. All covenants, agreements, representations and warranties made by the Credit Parties in the Financing Documents and in the certificates or other instruments delivered in connection with or pursuant to the Financing Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Financing Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or unsatisfied and so long as the Term Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14 and 10.03 and Article 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Term Commitments or the termination of this Agreement or any provision hereof.

Section 10.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Financing Documents and any separate letter agreements with respect to fees payable to the Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the limitations contained in Section 4.01, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile transmission or electronic “.pdf” file or similar electronic format shall be effective as delivery of a manually executed counterpart of this Agreement or such document or instrument, as the case may be.

Section 10.07. Severability. Any provision of any Financing Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be contingent or unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 10.09. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan in the City of New York and of the United States District Court of the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Financing Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Financing Document shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to any Financing Document against any Credit Party or its properties in the courts of any jurisdiction.

(c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Financing Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in any Financing Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 10.12. Confidentiality.

(a) Each of the Agent, the Amendment and Restatement Lead Arranger and Bookrunner, the Second Amendment and Restatement Lead Arranger and Bookrunner, the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners, the Co-Syndication Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors and experts (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Financing Document or the enforcement of rights thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the consent of the Borrower, (viii) to ratings agencies, (ix) for purposes of establishing a “due diligence” defense or (x) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Agent, the Amendment and Restatement Lead Arranger and Bookrunner, the Second Amendment and Restatement Lead Arranger and Bookrunner, the Third Amendment and Restatement Joint Lead Arrangers and Bookrunners, the

Co-Syndication Agents or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, any party hereto (and any employee, representative or other agent of thereof) may disclose to any and all Persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(b) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 10.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(c) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE CREDIT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

Section 10.13. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”) hereby notifies the Borrower and the Subsidiary Guarantors that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower and the Subsidiary Guarantors, which information includes the name and address of the Borrower and the Subsidiary Guarantors and other information that will allow such Lender to identify the Borrower and the Subsidiary Guarantors in accordance with the Act.

Section 10.14. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 10.15. Margin Stock. Each Lender represents to the Agent and each other Lender that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

Section 10.16. Application of Proceeds under Mortgages. Notwithstanding anything to the contrary in Section 5.06 of any Mortgage, the proceeds of any sale of, or other disposition of, all or any part of the mortgaged or trust property described in such Mortgage shall be applied as follows: first, as provided in clause “first” in Section 5.06(a) of such Mortgage, and second, as provided in clauses “second,” “third” and “fourth” of Section 20 of the Security Agreement.

Section 10.17. ABL Intercreditor Agreement. Each Lender hereunder (on behalf of itself and its Affiliates): (a) consents to the subordination of Liens provided for in the ABL Intercreditor Agreement, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the ABL Intercreditor Agreement and (c) authorizes and instructs the Agent to enter into the ABL Intercreditor Agreement as the Term Loan Collateral Agent (as defined in the ABL Intercreditor Agreement) and Term Loan Administrative Agent (as defined in the ABL Intercreditor Agreement), on behalf of such Lender. The foregoing provisions are intended as an inducement to the ABL Claimholders (as defined in the ABL Intercreditor Agreement) to enter into the arrangements contemplated by the ABL Collateral Documents (as defined in the ABL Intercreditor Agreement) and the ABL Claimholders are intended third party beneficiaries of such provisions and the provisions of the ABL Intercreditor Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

KINDRED HEALTHCARE, INC.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and as a Lender

By:
Name:
Title:

ANNEX B

Third Amended and Restated Credit Agreement Exhibits

Annex B

ANNEX C

Third Amended and Restated Credit Agreement Schedules

Annex C